TRANSAMERICA LIFE COMPANIES
                                   Transamerica Center
                                   1150 South Olive
                                   Los Angeles, CA  90015-2211

October 9, 1996

To Our Contract Owners:

     We are sending you this letter with the enclosed proxy card and proxy statement, and recommend that you vote to approve the reorganization of Transamerica Occidental's Separate Account Fund C ("Old Account C"), in which you now participate as an owner of a variable annuity contract issued by Transamerica Occidental Life Insurance Company ("Transamerica"). The purpose of this letter is to outline for you the advantages we see resulting from approval of the proposed reorganization. We urge you to read this letter and the attached proxy statement carefully, and retain them both for future reference.

     Under the proposed reorganization, Old Account C's assets will be transferred intact to a newly-created mutual fund, the Growth Portfolio of Transamerica Variable Insurance Fund, Inc. (the "Fund"), in exchange for shares of the Growth Portfolio of the Fund. The Fund is a Maryland corporation and, like your separate account, is a management investment company registered under the Investment Company Act of 1940. The investment objective of the Growth Portfolio of the Fund is identical to that of Old Account C. After the reorganization, Old Account C will continue as a separate account of Transamerica supporting your variable annuity contract, but will be restructured as a passive investment vehicle, a unit investment trust, that will invest exclusively in shares of the Growth Portfolio of the Fund. Following the reorganization, you will have an interest in the Growth Portfolio that is equivalent to your present interest in Old Account C.

     The value under your Contract immediately after the transaction will equal the value of your Contract immediately before the transaction.

     Your benefits under the Contract, such as variable annuity options, rights of termination, death benefits, and expenses and fees will not be changed.

     If the reorganization is approved, you will continue to instruct Transamerica how to vote with respect to the same kinds of matters as you do at present. Transamerica will vote your interests in the Growth Portfolio of the Fund. Please see the enclosed proxy statement for a description of your voting rights.

     After the reorganization, your Contract value will be allocated to the Growth Portfolio which we expect will continue to grow and attain a larger asset base than your present Old Account C, in part because, after the reorganization, other separate accounts will also be able to invest in the Growth Portfolio and these additional investments are expected to result in enhanced investment flexibility and reduced costs through administrative efficiencies and economies of scale.

     Transamerica will pay the entire cost of the reorganization. The value of your account will not change and the total charges under your Contract will not be increased as a result of the reorganization.

     The Board of Managers of Old Account C has determined that the reorganization would be in the best interest of all Contract Owners. Contract Owners are being asked to consider the proposal and to vote this proxy or attend a Special Meeting of Contract Owners of Old Account C to be held on October 30, 1996, at 9 a.m., Pacific Standard Time, at Transamerica's home office, 1150 South Olive, Los Angeles, California 90015. All Contract Owners who have an interest in Old Account C are being asked to vote on the proposed reorganization. If approved by a majority of Contract Owners, the reorganization is expected to occur on or about November 1, 1996.

     Detailed information about the reorganization and the reasons therefore are set forth in the enclosed materials. Please exercise your right to vote by completing, dating, and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received by us no later than October 29, 1996. WE STRONGLY INVITE YOUR PARTICIPATION BY ASKING YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY AS SOON AS POSSIBLE.

               Sincerely,




               /s/ Thomas J. Cusack
               Thomas J. Cusack
               President, Chief Executive Officer
               Transamerica Occidental Life Insurance Company


                      IT IS IMPORTANT THAT YOU VOTE.

             TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND C
                             1150 South Olive
                          Los Angeles, CA  90015


                   NOTICE OF MEETING OF CONTRACT OWNERS

          NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of owners of Individual Equity Investment Fund Contracts ("Contract owners") issued by Transamerica Occidental Life Insurance Company ("Transamerica" or the "Company") entitled to give voting instructions in connection with Transamerica Occidental's Separate Account Fund C ("Old Account C") will be held at the Company's home office at 1150 South Olive, Los Angeles, California 90015, on October 30, 1996, at 9 a.m., Pacific Standard Time, in the conference room on floor 27, for the purposes of considering and acting on the following matters, as set forth in the accompanying Proxy Statement/Prospectus:

1. To approve or to disapprove an Agreement and Plan of Reorganization (the "Agreement") and related transactions (together, the Agreement and related transactions are the "Reorganization") whereby Old Account C, presently a management investment company, would be converted into a unit investment trust, Transamerica Occidental Separate Account C, by transferring all of Old
     Account C's securities and other investments to the Growth Portfolio of Transamerica Variable Insurance Fund, Inc. (the "Fund") in exchange for shares of the Growth Portfolio of the Fund of equal value as described in the accompanying Prospectus/Proxy Statement;

2. If the Reorganization is approved, to instruct the Company regarding the election of directors of the Fund;

3. If the Reorganization is approved, to instruct the Company as to the approval or disapproval of an investment advisory agreement between the Company and the Fund;

4. If the Reorganization is approved, to instruct the Company as to the approval or disapproval of an investment sub-advisory agreement between the Company and Transamerica Investment Services, Inc.;

5.If the Reorganization is approved, to instruct the Company as to the ratification or the rejection of Ernst & Young LLP as the independent auditors of the Fund; and

6. To consider and act upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     The Board of Managers of Old Account C has fixed the close of business on September 25, 1996, as the record date for determination of Contract owners entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY, AND TO RETURN IT IMMEDIATELY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT THEY MAY BE REPRESENTED AT THE MEETING. IF YOU LATER DECIDE TO ATTEND THE MEETING IN PERSON, YOU MAY VOTE AT THE MEETING EVEN THOUGH YOU PREVIOUSLY SUBMITTED A PROXY.

                         For the Board of Managers of Transamerica
                           Occidental's Separate Account Fund C



                         /s/ Thomas M. Adams
                         Thomas M. Adams
                         Secretary of Transamerica Occidental's
                         Separate Account Fund C


Los Angeles, California

October 9, 1996

PART A

            TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND C
                             1150 South Olive
                    Los Angeles, California  90015-2211

                        PROXY STATEMENT/PROSPECTUS
                              October 9, 1996

     This Prospectus/Proxy Statement is furnished by the Board of Managers of Transamerica Occidental's Separate Account Fund C ("Old Account C") to owners of Individual Equity Investment Fund Contracts (the "Contracts") issued by Transamerica Occidental Life Insurance Company ("Transamerica" or the "Company").
Contract owners are being asked:

     (1) to approve an Agreement and Plan of Reorganization. The purpose is to convert Old Account C from a management investment company into a unit investment trust investing exclusively in shares of the Growth Portfolio of Transamerica Variable Insurance Fund, Inc. (the "Fund"). If the Reorganization is approved, Contract owners are also asked to instruct the Company regarding:
     (2)  the election of directors of the Fund;
     (3) the approval or disapproval of an investment advisory agreement for the Fund; (4) the approval or disapproval of an investment sub-advisory agreement for the Fund; (5) the ratification or the rejection of the selection of independent auditors for the Fund; and (6) to consider and act upon any other matter that may properly come before the meeting.

     Old Account C was established by Transamerica on February 26, 1969, as a separate investment account to act as a funding medium for three non-tax-qualified variable annuity contracts, which are called Individual Equity Investment Fund Contracts -- Annual Deposit, Single Deposit Deferred, and Single Deposit Immediate. As part of the Reorganization, the assets of Old Account C will be transferred intact to the Growth Portfolio of the Fund (the "Growth Portfolio" or the "Portfolio") in exchange for shares of the Growth Portfolio. Old Account C would be redesignated as Transamerica Occidental Separate Account C ("New Account C"). The value of a Contract will not change as a result of the Reorganization, and Contract owners will have the same contract rights after the Reorganization as before. Transamerica will bear the expenses of the
Reorganization, and fees and expenses charged to Contract owners will not increase.

     The enclosed proxy will be voted pursuant to a Contract owner's direction at the meeting of Contract owners to be held at Transamerica's office at 1150 South Olive, Los Angeles, California 90015, on October 30, 1996, at 9 a.m., Pacific Standard Time, in the conference room on floor 27, and at any adjournment or postponement thereof (the "Meeting"). A Contract owner may revoke an executed and submitted proxy at any time before it is voted by filing with the Secretary to the Board of Managers, prior to the Meeting, either a duly executed instrument of revocation or a duly executed proxy bearing a later date. In addition, the proxy may be revoked by a Contract owner personally attending the Meeting and voting in person.

     This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganization, Old Account C, the Fund and New Account C that a Contract owner should know before approving or disapproving the Reorganization. A Statement of Additional Information, dated October 9, 1996, containing more detailed information relating to the matters covered in this Proxy Statement/Prospectus has been filed with the SEC and is incorporated herein by reference. Copies of the Statement of Additional Information may be obtained without charge by writing Transamerica at the Transamerica Annuity Service Center, 101 North Tryon Street, Suite 1720, Charlotte, North Carolina 28246 or calling 1-800-258-4260, ext. 5560.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        PROXY STATEMENT/PROSPECTUS

                             Table of Contents
                                                                       Page


GENERAL VOTING INFORMATION . . . . . . . . . . . . . . . . . . . . . . .  3

I.  APPROVAL OR DISAPPROVAL OF THE REORGANIZATION. . . . . . . . . . . .  4
     Summary of the Reorganization . . . . . . . . . . . . . . . . . . .  4
     Reasons for the Reorganization. . . . . . . . . . . . . . . . . . .  4
     Principal Risk Factors. . . . . . . . . . . . . . . . . . . . . . .  4
     Comparative Fees and Expenses . . . . . . . . . . . . . . . . . . .  5
     Comparative Fee Table . . . . . . . . . . . . . . . . . . . . . . .  5
     Comparison of Old Account C and the Growth Portfolio. . . . . . . .  7
     The Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     Shares of the Growth Portfolio. . . . . . . . . . . . . . . . . . . 11
     Existing and Pro Forma Capitalization . . . . . . . . . . . . . . . 13
     Transamerica Occidental Life Insurance Company. . . . . . . . . . . 13
     Old Account C . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     The Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     The Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     Recommendation of the Board of Managers . . . . . . . . . . . . . . 16

II.  ELECTION OF THE BOARD OF DIRECTORS. . . . . . . . . . . . . . . . . 17
     Board of Directors of the Fund. . . . . . . . . . . . . . . . . . . 17
     Compensation. . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

III. APPROVAL OR DISAPPROVAL OF INVESTMENT ADVISORY AGREEMENT FOR THE
     GROWTH PORTFOLIO OF THE FUND. . . . . . . . . . . . . . . . . . . . 19

IV.  APPROVAL OR DISAPPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT FOR
     THE GROWTH PORTFOLIO OF THE FUND. . . . . . . . . . . . . . . . . . 21

V.   RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT AUDITORS. 23

VI.  OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . 24
     Principal Holders of Shares of the Fund . . . . . . . . . . . . . . 24
     Principal Holders of the Contracts. . . . . . . . . . . . . . . . . 24
     Legal Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . 24
     Legal Opinions. . . . . . . . . . . . . . . . . . . . . . . . . . . 24
     Public Information. . . . . . . . . . . . . . . . . . . . . . . . . 24
     Interests of Named Experts and Counsel. . . . . . . . . . . . . . . 25
     Other Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . 25

GENERAL VOTING INFORMATION

     This Proxy Statement/Prospectus is furnished to Contract owners by the Board of Managers of Old Account C, in connection with the solicitation of voting instructions from such Contract owners for use at a Meeting of Contract owners to be held on October 30, 1996. The Board has called the Meeting for Contract owners to consider and to approve or disapprove a Reorganization by which Old Account C, currently a management investment company, would be restructured into New Account C, a unit investment trust investing exclusively in shares of the Growth Portfolio of Transamerica Variable Insurance Fund, Inc. (the "Fund"). If the Reorganization is approved, Contract owners would also vote on the following matters necessary for the organization of the Fund: to elect directors for the Fund; to approve or disapprove separate investment advisory and investment sub-advisory agreements for the Fund; to ratify or reject the selection of independent auditors for the Fund; and to consider and act upon any other matter that may properly come before the Meeting.

     The Board of Managers has fixed the close of business on September 25, 1996, as the record date for the determination of Contract owners entitled to notice of and to vote at the Meeting. As of that date, there were 72,334 votes entitled to be cast by Old Account C Contract owners. Except for Transamerica, no person owns beneficially more than 5 percent of Old Account C's outstanding units. No manager/nominee or executive officer of Old Account C beneficially owns any Old Account C units.

     The rules and regulations of Old Account C provide that the number of votes that may be cast by a Contract owner before the Retirement Date (the date the first annuity payment is made under a Contract) is equal to the Contract owner's Accumulation Account Value divided by 100. The number of votes that may be cast by a Contract owner on or after the Retirement Date is equal to the amount of the reserve established to meet Variable Annuity obligations related to the Contract divided by 100.

     To be given effect, the enclosed proxy must be: 1) properly executed; 2) returned to Transamerica by using the enclosed addressed, postage paid envelope or by mailing to Transamerica Occidental Separate Account Fund C Proxy
Tabulator, Management Information Services Corp., P.O. Box 9122, Hingham, Massachusetts 02043 or if by means other than U.S. mails to Transamerica Proxy Tabulators, Management Information Service Corp., 61 Accord Park Drive, Norwell, Massachusetts 02061; and 3) received by Management Information Services by 5 p.m. Eastern Standard Time, October 29, 1996. A properly executed and returned proxy may be revoked at any time before it is voted by providing either written notice of revocation to Transamerica, a duly executed proxy bearing a later date, or a vote in person at the Meeting. If no choice as to the Reorganization or any other agenda item is specified on a proxy returned to Transamerica, Transamerica will consider its timely receipt of the proxy as an instruction to vote in favor of the Reorganization or such other agenda item.

     Approval of the Reorganization requires the affirmative vote of a majority of the accumulation and annuity units represented in person or by proxy at the Meeting if a quorum is present. A quorum is comprised of Contract owners entitled to cast 33 percent of the accumulation and annuity units that may be cast at the Meeting. If a quorum is not present, Contract owners entitled to cast a majority of the accumulation and annuity units represented at the Meeting may adjourn the Meeting for the purpose of further proxy solicitation, or for any other purpose. Unless otherwise instructed, a proxy will be voted in favor of any adjournment. At any subsequent reconvening of the Meeting, unless a proxy is revoked it will be voted in the same manner as it would have been voted at the original Meeting.

     Although Transamerica has a majority interest in Old Account C (see "Principal Holders of Shares of the Fund," below), Transamerica will not vote on any matter presented at the meeting, except that Transamerica will vote those accumulation and annuity units attributable to the Contracts as to which no timely instructions are received in proportion to the voting instructions that are received.

     Transamerica bears the entire cost of this proxy solicitation, which is made by mail and in some instances, also by telephone or other means by officers or employees of Transamerica and/or its affiliates. The approximate date for mailing of proxy materials to Contract owners is October 9, 1996.

I.  APPROVAL OR DISAPPROVAL OF THE REORGANIZATION

Summary of the Reorganization

     On June 26, 1995, the Board of Managers of Old Account C approved resolutions authorizing the reorganization of Old Account C from a management investment company into an unmanaged unit investment trust that will be comprised of one subaccount investing exclusively in shares of the Growth Portfolio of the Fund. The Fund is a newly created management investment company of which the Growth Portfolio is the only investment portfolio. The Growth Portfolio has the same investment objective as Old Account C, which is long-term capital growth. Just like Old Account C, the Growth Portfolio generally will invest primarily in stocks and other equity securities.

     The Agreement, a copy of which is attached hereto as Exhibit A, provides that the assets and related liabilities of Old Account C will be transferred intact to the Growth Portfolio in exchange for shares of the Growth Portfolio of equal value. The Growth Portfolio shares issued in connection with the Reorganization will be recorded as assets of New Account C. After the Reorganization, Contract owners' indirect interests in the Growth Portfolio will be equal to their pre-Reorganization interests in Old Account C. In addition, the Growth Portfolio will mirror the investment policies of Old Account C. If approved by Contract owners following their approval of the Reorganization, the Growth Portfolio also will have the same investment adviser, the same investment sub-adviser, and the same Board of Directors (Managers) as Old Account C. Transamerica will assume all costs and expenses associated with effecting the Reorganization.

     The Reorganization will not have any adverse economic impact on Contract owners. The total charges and fees assessed, directly or indirectly, and the annuity features under the Contracts will not be affected by the Reorganization. The new structure will allow other types of variable insurance products to invest in the Fund.

Reasons for the Reorganization

     The purpose of the Reorganization is to enable the Fund to act as the underlying investment medium for New Account C, as well as other separate investment accounts of Transamerica and, in the future, other insurance companies and certain qualified pension and retirement plans. Transamerica believes that the utilization of a common underlying vehicle will enhance the investment flexibility of Contract owners. It is expected that the Reorganization will reduce costs through administrative efficiencies and economies of scale. Also, existing Contract owners may benefit to the extent that the common management of a larger asset base will enhance investment flexibility and return, and increase the potential for additional investment portfolios.

Principal Risk Factors

     The principal risk factors involved in investing in New Account C and the Growth Portfolio will be substantially similar to the principal risk factors currently associated with investing in Old Account C. Those risk factors are that the investments made by the Growth Portfolio's investment adviser may not appreciate in value or will, in fact, lose value. Specifically, the principal investment risk applicable to both Old Account C and the Growth Portfolio is "market risk" which refers to the degree to which the price of a security will react to changes in conditions in the securities markets, changes in the company's situation, and changes in the overall level of interest rates. There is also "financial risk" which refers to the ability of the issuer of a security to pay principal and interest when due or to maintain or increase dividends; and "current income volatility" which refers to the degree to which and the timing by which changes in the overall level of interest rates or other underlying economic variables or indices affect the current income from an investment.

Comparative Fees and Expenses

     Currently, a maximum 6.50% sales expense charge and 2.50% administration expense charge (plus state premium taxes ranging from 0% to 3.5%) are deducted from each amount paid to the Company under the Contracts. In addition, two charges are deducted from the average daily net assets of Old Account C: a 1.10% mortality and expense risk charge and a 0.30% management fee. After the Reorganization, the sales expense and administration expense (and any applicable premium tax) charges will continue to be deducted from purchases under the Contract; however, the 0.30% management fee will no longer be deducted from the net assets of New Account C. Instead, Transamerica, as investment adviser for the Growth Portfolio (if approved by Contract owners) will charge a management fee of 0.75% of the Growth Portfolio's average daily net assets and the Growth Portfolio will bear certain operating expenses that are not anticipated to exceed 0.10%. Although the management fee is higher after the Reorganization, if the sum of the annual expenses to be charged against the Contracts by New Account C plus the Growth Portfolio's expenses is greater in amount than the annual expenses that would have been charged by Old Account C had the Reorganization not occurred, then, as to the Contracts outstanding as of the closing date of the Reorganization, Transamerica will reduce the mortality and expense risk charge to fully offset the effect of any and all expenses of a type or in an amount that would not have been borne by Old Account C had the Reorganization not occurred. It is anticipated that the mortality and expense risk charge will be 0.55% after the Reorganization. Accordingly, there will be no increase in total fees and expenses for existing Contract owners.

Comparative Fee Table

     The following comparative fee table and examples illustrate the charges and deductions currently applicable to Old Account C, the fees and expenses of the Growth Portfolio, and the charges and deductions under the Contract applicable to New Account C (including the fees and expenses of the Growth Portfolio) restated as if the Reorganization has occurred. The tables and examples assume the highest deductions possible under the Contracts whether or not such deductions actually would be made from an individual Contract owner's account.

Old Account C
(actual)

Growth Portfolio
(actual)
New Account C
Plus Growth
  Portfolio
(pro forma)


Contract Owner Transaction Expenses





Sales Load Imposed on Purchases:
6.50%
None
6.50%


Administration Expense Imposed on Purchases:
2.50%
None
2.50%


Maximum Total Contract Owner Transaction
Expenses:
9.00%

None
9.00%



Annual Expenses:
(as a percentage of average daily net assets)





     Management Fee
0.30%
0.75%
0.75%


     Mortality and Expense Risk Charge
1.10%
None
0.55%


     Other Expenses
 None
0.10%
0.10%


          Total Annual Expenses
1.40%
0.85%
1.40%


The following Examples should not be considered a representation of past or future expenses and charges. Actual expenses may be greater or less than those shown. Similarly, the assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance.

     A $1,000 investment would be subject to the total expenses shown below, assuming 5% annual return on assets.

               1 Year         3 Years        5 Years        10 Years

Old Account C       $103      $130      $160      $243

New Account C       $103      $130      $160      $243

Comparison of Old Account C and the Growth Portfolio

     Investment Objectives, Policies, and Restrictions. The Growth Portfolio of the Fund has been designed to duplicate the investment objective, policies, and restrictions of Old Account C as closely as possible. Old Account C and the Growth Portfolio of the Fund have an identical investment objective: long-term capital growth. Old Account C and the Growth Portfolio each attempt to achieve their investment objective primarily though investments in common stock; however, both may also invest in debt securities and preferred stock having a call on common stocks.

     In the opinion of Transamerica and the Board of Managers of Old Account C, the investment policies and restrictions of Old Account C are not materially different in substance from the investment policies and restrictions of the Growth Portfolio; however, there are differences between Old Account C and the Growth Portfolio as to whether certain investment restrictions are deemed fundamental. For a more complete description of the investment objective, policies and restrictions of the Growth Portfolio and of which investment policies are deemed fundamental, see the prospectus for the Growth Portfolio which is attached as Exhibit C.

     The investment policies and restrictions of Old Account C and the Growth Portfolio of the Fund are compared below.




                               Old Account C
                             Growth Portfolio


Old Account C's investment objective is long-term capital growth, although this objective may not be achieved. Common stock, listed and unlisted, is the basic form of investment. Old Account C may also invest in debt securities and preferred stock having a call on common stock by means of a conversion privilege or attached warrants and warrants or other rights to purchase common stock. Unless market conditions would indicate otherwise, Old Account C's portfolio will be invested in such equity-type securities. However, when market conditions warrant it, a portion of Old Account C's assets may be held in cash or debt securities. The Growth Portfolio's investment objective is long-term capital growth. Common stock, listed and unlisted, is the basic form of investment. Although the Portfolio invests the majority of its assets in common stocks, the Portfolio may also invest in debt securities and preferred stocks (both having a call on common stocks by means of a conversion privilege or attached warrants) and warrants or other rights to purchase common stocks. Unless market conditions would indicate otherwise, the Growth Portfolio will be invested primarily in such equity-type securities. When in the judgment of Investment Services market conditions warrant, the Growth Portfolio may, for temporary defensive purposes, hold part or all of its assets in cash, debt or money market instruments.


No stated Policy.
The Portfolio may invest up to 10% of the Portfolio's assets in debt securities having a call on common stocks that are rated below investment grade. Those securities are rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") or BB+ or lower by Standard & Poor's Corporation ("S&P"), or, if unrated, deemed to be of comparable quality by Investment Services. If a security that was originally rated "investment grade" is downgraded by a ratings service, it may or may not be sold. This depends on Investment Services' assessment of the issuer's prospects. However, Investment Services will not purchase below-investment-grade securities if that purchase would increase their representation in the Portfolio to more than 10%.


No stated Policy.
The Portfolio may invest up to 10% of its net assets in the securities of foreign issuers that are in the form of American Depository Receipts ("ADRs"). ADRs are registered stock of foreign companies that are typically issued by an American bank or trust company evidencing ownership of the underlying securities. ADRs are designed for use on the U.S. stock exchanges.


As to 75% of the value of its total assets, Old Account C will not invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations of the United States Government and instrumen- talities thereof. However, holdings may exceed the 5% limit if it results from investment performance, and is not the result, wholly or partially, of purchase. With respect to 75% of total assets, the Portfolio may not purchase securities of any issuer if, as a result of the purchase, more than 5% of the Portfolio's total assets would be invested in the securities of the issuer. This limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities.


Not more than 10% of the voting securities of any one issuer will be acquired. With respect to 75% of total assets, the Portfolio may not purchase more than 10% of the voting securities of any one issuer


Investment will not be made in the securities of a company for the purpose of exercising management or control in that company. The Portfolio may not invest in companies for the purpose of exercising management or control in that company.


Old Account C does not currently intend to make investments in the securities of other investment companies. Old Account C does reserve the right to purchase such securities, subject to the following limitations: Old Account C will not purchase such securities if it would cause (1) more than 10% of the value of the total assets of Old Account C to be invested in securities of registered investment companies; or (2) Old Account C to own more than 3% of the total outstanding voting stock of any one investment company; or (3) Old Account C to own securities of any one investment company that have a total value greater than 5% of the value of the total assets of Old Account C; or (4) together with other investment companies advised by Transamerica, Old Account C to own more than 10% of the outstanding voting stock of a closed-end investment company. The Growth Portfolio does not currently intend to make investments in the securities of other investment companies. The Growth Portfolio does reserve the right to purchase such securities, provided the purchase of such securities does not cause: (1) more than 10% of the value of the total assets of the Portfolio to be invested in securities of registered investment companies; or (2) the Portfolio to own more than 3% of the total outstanding voting stock of any one investment company; or (3) the Portfolio to own securities of any one investment company that have a total value greater than 5% of the value of the total assets of the Portfolio; or (4) together with other investment companies advised by Transamerica, the Growth Portfolio to own more than 10% of the outstanding voting stock of a closed-end investment company.


Purchases or acquisitions may be made of securities which are not readily marketable by reason of the fact that they are subject to the registration requirements of the Securities Act of 1933 or the salability of which is otherwise conditioned ("restricted securities"), as long as any such purchase or acquisition will not immediately result in the value of all such restricted securities exceeding 10% of the value of Old Account C's total assets. It is the policy of the Board not to invest more than 10% of Old Account C's net assets in restricted securities. Purchases or acquisitions may be made of securities which are not readily marketable by reason of the fact that they are subject to the registration requirements of the Securities Act of 1933 or the salability of which is otherwise conditioned, including real estate and certain repurchase agreements or time deposits maturing in more than seven days ("restricted securities"), as long as any such purchase or acquisition will not immediately result in the value of all such restricted securities exceeding 15% of the value of the Portfolio's net assets.


Borrowings will not be made except as a temporary measure for extraordinary or emergency purposes provided that such borrowings shall not exceed 5% of the value of Old Account C's total assets. The Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions, provided such borrowings do not exceed 5% of the value of the Portfolio's total assets.


Securities of other issuers will not be underwritten provided that this shall not prevent the purchase of securities the sale of which may result in Old Account C being deemed to be an "underwriter" for purposes of the Securities Act of 1933. The Portfolio may not underwrite any issue of securities, except to the extent that the sale of securities in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Portfolio may acquire securities under circumstances in which, if the securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.


Investments will not be concentrated in any one industry nor will more than 25% of the value of Old Account C's assets be invested in issuers all of which conduct their principal business activities in the same general industry. The Portfolio may not invest more than 25% of the value of its total assets in securities issued by companies engaged in any one industry. This limitation does not apply to investments in Government Securities.


The purchase and sale of real estate or interests in real estate is not intended as a principal activity. However, the right is reserved to invest up to 10% of the value of the assets of Old Account C in real properties, including property acquired in satisfaction of obligations previously held or received in part payment on the sale of other real property owned. The Portfolio reserves the right to invest up to 10% of the value of its assets in real properties, including property acquired in satisfaction of obligations previously held or received in part payment on the sale of other real property owned. The purchase and sale of real estate or interests in real estate is not intended to be a principal activity of the Portfolio.


The purchase and sale of commodities or commodity contracts will not be engaged in. The Portfolio may not purchase or sell commodities or commodities contracts.


Loans may be made by only through the acquisition of all or a portion of an issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased for investment by institutional investors, whether publicly or privately distributed. (It is not presently intended to invest more than 10% of the value of Old Account C in privately distributed loans. Furthermore, it is possible that the acquisition of an entire issue may cause Old Account C to be deemed "underwriter" for purposes of the Securities Act of 1933.) The securities of Old Account C may also be loaned provided that any such loan is collateralized with cash equal to or in excess of the market value of such securities. (It is not presently intended to engage in the lending of securities.) The Portfolio may not lend its assets or money to other persons, except through: (a) the acquisition of all or a portion of an issue of bonds, debentures or other evidence of indebtedness of a type customarily purchased for investment by institutional investors, whether publicly or privately distributed. (The Portfolio does not presently intend to invest more than 10% of the value of the Portfolio in privately distributed loans. It is possible that the acquisition of an entire issue may cause the Portfolio to be deemed an "underwriter" fur purposes of the Securities Act of 1933.); (b) lending securities, provided that any such loan is collateralized with cash equal to or in excess of the market value of such securities. (The Portfolio does not presently intend to engage in the lending of securities.); and (c) entering into repurchase agreements.


Old Account C does not intend to issue senior securities. The Portfolio may not issue senior securities.


Old Account C does not intend to write put and call options. The Portfolio may not write put and call options.


Purchase of securities on margin may not be made, but such short-term credits as may be necessary for the clearance of purchases and sales of securities are permissible. The Portfolio may not purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with options on securities will not be deemed to be a purchase of securities on margin by the Portfolio.


Short sales may not be made and a short positions may not be maintained unless at all times when a short position is open Old Account C owns at least an equal amount of such securities or securities currently exchangeable, without payment of any further consideration, for securities of the same issue as, and at least equal in amount to, the securities sold short (generally called a "short sale against the box") and unless not more than 10% of the value of Old Account C's net assets is deposited or pledged as collateral for such sales at any one time. The Portfolio may not make short sales of securities or maintain a short position, unless at all times when the short position is open, the Portfolio owns an equal amount of such securities or securities currently exchangeable, without payment of any further consideration, for securities of the same issue as, and at least equal in amount to, the securities sold short (generally called a "short sale against the box") and unless not more than 10% of the value of the Portfolio's net assets is deposited or pledged as collateral for such sales at any one time.


     Management. The Fund has the same management as Old Account C, the same investment adviser and sub-adviser, and the same independent accountants.

     Old Account C is managed by its Board of Managers. The affairs of Old Account C are conducted in accordance with Rules and Regulations adopted by the Board of Managers of Old Account C and the Board of Directors of Transamerica.

     Transamerica, 1150 South Olive, Los Angeles, California 90015, serves as the investment adviser to Old Account C, and develops and implements an investment program subject to the supervision of the Board of Managers. Transamerica has contracted with Transamerica Investment Services, Inc. ("Investment Services"), a wholly-owned subsidiary of Transamerica Corporation, to render investment services to Old Account C. Investment Services has been in existence since 1967 and has provided investment services to Old Account C and other Transamerica Life Companies since 1980. These services include providing recommendations on management of assets of the Fund, providing investment research reports and information, determining those securities to be bought or sold and placing orders for the purchase or sale of securities. Investment decisions regarding the composition of Old Account C's portfolio and the nature and timing of changes in the portfolio are subject to the control of the Board of Managers. Investment Services' business address is 1150 South Olive, Los Angeles, California 90015-2211. Both Transamerica and Investment Services are registered with the SEC under the Investment Advisers Act of 1940.

     The Growth Portfolio is managed by its Board of Directors, which is comprised of the same persons as the Old Account C Board of Managers.. Transamerica also serves as investment adviser to the Growth Portfolio and conducts the Portfolio's business and affairs. Transamerica also has engaged Investment Services to act as the Growth Portfolio's investment sub-adviser to provide the day-to-day portfolio management for the Growth Portfolio. The Board of Directors is responsible for deciding matters of general policy and reviewing the actions Transamerica and Investment Services, the custodian, the accounting and administrative services providers and other service providers to the Growth Portfolio. The officers of the Fund supervise the Growth Portfolio's daily business operations.

     Other Services. Transamerica Financial Resources, Inc. serves as the principal underwriter for the Contracts. As part of the Reorganization, Transamerica Securities Sales Corporation, the principal underwriter for the Growth Portfolio, will replace Transamerica Financial Resources, Inc. as the principal underwriter for the Contracts. Ernst & Young LLP is the independent accountant for Old Account C and, subject to selection by the Board of Directors and ratification by Contract owners, will also serve as the independent accountant for the Fund.

     Taxes. Transamerica believes, based on its review of existing federal income tax laws and regulations, that the transfer of portfolio assets from Old Account C to the Growth Portfolio in exchange for the issuance of shares of the Growth Portfolio will be a tax-free event. Neither Old Account C, the Growth Portfolio, nor New Account C will realize any gain or loss on the asset transfers, and the Growth Portfolio will succeed to the same adjusted basis of the portfolio assets as such assets had prior to the transfer. Transamerica has received a private letter ruling from the Internal Revenue Service to confirm the tax-free nature of the Reorganization. However, to the extent any tax liability arises out of this transfer, such liability will be borne by Transamerica.

The Agreement

     The Agreement provides that on the closing date of the Reorganization (the "Closing Date"), Transamerica will transfer all portfolio assets and related liabilities of Old Account C to the Growth Portfolio of the Fund in return for shares of the Growth Portfolio of equal value. Transamerica will record shares issued by the Fund with respect to the Growth Portfolio as assets of New Account
C. The Old Account C assets include all cash (except for a minimal amount to keep bank accounts open), all securities and other investments held or in transit, all accounts receivable for sold investments, and all dividends and interest receivable. The number of shares of the Fund to be issued in the exchange shall be determined by dividing the value of the net assets of Old Account C to be transferred, as of the close of trading on the first business day preceding the Closing Date, by the per share value of the Growth Portfolio shares. The shares of the Growth Portfolio, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

     As of the Closing Date, Transamerica shall cause the shares of the Growth Portfolio it receives pursuant to the Reorganization to be duly and validly recorded and held on its records as assets of New Account C, such that the Contract owners' interests in New Account C after the Closing Date will then be exactly equal to their former interests in Old Account C. Transamerica shall take all action necessary to ensure that such interests in New Account C, immediately following the Closing Date are duly and validly recorded on the Contract owners' individual account records.

Shares of the Growth Portfolio

     General. The Fund currently consists of one investment portfolio, the Growth Portfolio. The Board of Directors of the Fund may establish additional portfolios without the consent of shareholders or Contract owners. The Board of Directors also may decide at any time to discontinue any portfolio, subject to compliance with any requirements for governmental approvals or exemptions or approval by Contract owners.

     The Fund will initially offer its shares solely to Old Account C as a funding vehicle for the Contracts. The Fund does not offer its shares directly to the general public. Transamerica owns more than 25% of the outstanding shares of the Growth Portfolio which may result in Transamerica being deemed a controlling person of the Growth Portfolio, as that term is defined int he 1940 Act. The Fund may, in the future, offer its shares to other registered and unregistered insurance company separate accounts supporting other variable annuity or variable life insurance contracts and to certain qualified pension and retirement plans.

     Voting. Each share of the Growth Portfolio outstanding is entitled to one vote on all matters submitted to a vote of shareholders. The shares have noncumulative voting rights. The voting procedures with respect to Old Account C are set forth under "General Voting Information" above.

     If the Reorganization is approved by Contract owners, Transamerica will offer Contract owners the opportunity to instruct Transamerica as to how the Growth Portfolio's shares allocable to their Contracts will be voted. The number of shares of the Growth Portfolio held in New Account C deemed attributable to each Contract owner for this purpose will be determined by dividing the total value of the Contract's Accumulation Account Value (or, after the Retirement Date, the amount of the reserve established to meet Variable Annuity obligations related to the Contract) by the net asset value of one share of the Growth Portfolio as of the record date. The number of votes will be rounded to the nearest vote and each Contract owner will have at least one vote. Transamerica will vote the shares of the Growth Portfolio held by New Account C that are deemed attributable to the Contracts for which instructions are not provided in proportion to instructions received from the Contract owners. Shares of the Growth Portfolio held by New Account C that are not deemed attributable to Contract owners will also be voted in the same proportions on each issue as the votes received from Contract owners. Therefore, although voting instructions will be reflected somewhat differently after the Reorganization than before, Transamerica believes that this will not result in any diminution of Contract owners' voting privileges.

     Dividends, Distributions, and Taxes. Each issued and outstanding share of the Growth Portfolio is entitled to participate equally in dividends and distributions declared for the Portfolio's stock and, upon liquidation or dissolution, in the Portfolio's net assets remaining after satisfaction of outstanding liabilities.

     The Growth Portfolio intends to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, the Growth Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income, consisting of net investment income and net short-term capital gain.

     To qualify for treatment as a regulated investment company, the Growth Portfolio must also, among other things, derive its income from certain sources. Specifically, in each taxable year, the Growth Portfolio must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in securities, or currencies. The Growth Portfolio must also generally derive less than 30% of its gross income from the sale or other disposition of any of the following which was held for less than three months: (1) stock or securities, (2) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies), or (3) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Growth Portfolio's principal business of investing in stock or securities (or options and futures with respect to stock or securities). For purposes of these tests, gross income generally is determined without regard to losses from the sale or other disposition of stock or securities or other Growth Portfolio assets.

     To qualify for treatment as a regulated investment company, the Growth Portfolio must also satisfy certain requirements with respect to the diversification of its assets. The Growth Portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the Growth Portfolio's assets nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Growth Portfolio's assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Growth Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

     Because the Fund is established as an investment medium for variable annuity contracts, Section 817(h) of the Code imposes additional diversification requirements on the Growth Portfolio. These requirements generally are that no more than 55% of the value of the Growth Portfolio's assets may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

     If the Growth Portfolio failed to qualify as a regulated investment company, the Growth Portfolio might incur additional taxes. In addition, if the Growth Portfolio failed to qualify as a regulated investment company, or if the Growth Portfolio failed to comply with the diversification requirements of
Section 817(h) of the Code, Contract owners would be taxed on the investment earnings under their Contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Fund's sub-adviser and it is intended that the Growth Portfolio will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under the Growth Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from that the sub-adviser might otherwise believe to be desirable.

Existing and Pro Forma Capitalization

     The following table shows the actual capitalization of Old Account C and the Growth Portfolio as of December 31, 1995, as well as the pro forma capitalization of New Account C, as adjusted to give effect to the
Reorganization:




Capitalization
Old Account C
Growth Portfolio
New Account C


Net Assets
$25,738,045
0
$25,738,045


Net Asset Value Per Unit or
Share
$18.786
0
$18.786


Units or Shares Outstanding
1,341
0
1,341


Transamerica Occidental Life Insurance Company

     Transamerica is a stock life insurance company incorporated in the state of California on June 30, 1906. Transamerica's home office is located at 1150 South Olive, Los Angeles, California 90015-2211. Transamerica has been a wholly-owned direct or indirect subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111, since March 14, 1930. Transamerica presently provides individual life insurance, especially interest-sensitive products, variable and term life insurance, fixed and flexible premium annuity contracts, and reinsurance. Subsidiaries of Transamerica include Transamerica Assurance Company, Transamerica Life Insurance and Annuity Company, Transamerica Life Insurance Company of Canada, Transamerica Occidental Life Insurance Company of Illinois and a New York company, First Transamerica Life Insurance Company.

Old Account C

     Old Account C was established under California law on February 26, 1969 as a separate account by the Board of Directors of Transamerica to facilitate investment of amounts paid to Transamerica under the Contracts. Old Account C's assets are held for individuals currently and contingently entitled to benefits under the Contracts. California law requires Old Account C's assets to be held in Transamerica's name and Transamerica is not a trustee with respect thereto. Income, gains and losses, whether or not realized, from assets allocated to Old Account C are, in accordance with the Contracts, credited to or charged against Old Account C without regard to other income, gains or losses of Transamerica. Old Account C is not affected by the investment or use of other Transamerica assets. Section 10506 of the California Insurance Law provides that the assets of a separate account are not chargeable with liabilities incurred in any other business operation of the insurance company (except to the extent assets in the separate account exceed the reserves and the liabilities of the separate account). Old Account C is registered as an open-end, diversified, management investment company under the 1940 Act and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision or management of investment practices or policies of Old
Account  C or  Transamerica  by the  SEC.  Old  Account  C has  no  subaccounts.
Obligations under the Contract are obligations of Transamerica. There are no material legal proceeding pending to which Old Account C is a party; nor are there any material legal proceedings involving Old Account C to which Transamerica, Investment Services, or Transamerica Securities Sales Corporation, the principal underwriter for the Contracts, are parties.

The Contracts

     The following presents a brief description of the Contract's features. Greater detail regarding the Contract is provided in the prospectus for Old Account C which is attached to this Proxy Statement/Prospectus as Exhibit B and is incorporated herein by reference.

     General. The Contracts have been designed for retirement programs. Payments made under the Contracts are invested in a portfolio that is comprised principally of equity securities. Three types of Contracts have been offered through Old Account C -- Annual Deposit, Single Deposit Deferred, and Single Deposit Immediate. The Contracts are no longer being offered for sale but additional payments may be made on certain outstanding Contracts.

     The Annual Deposit Contract is a deferred variable annuity that provides for payments to be made at least annually. The minimum payment is $10 and the aggregate minimum annual payment must be $120 in any Contract year. Payments may be increased on a Contract anniversary, but annual payments may not be increased to more than three times the first year's payments without Transamerica's consent.

     The Single Deposit Deferred Contract provides a deferred variable annuity. A minimum single payment of $1,000 must be made when the Contract is issued. Additional payments of at least $20 may be made anytime within the first five Contract years. Thereafter, Transamerica must give its consent to accept further payments.

     The Single Deposit Immediate Contract provides an immediate variable annuity. The minimum single payment accepted under the Contract is $2,500. The retirement date (the date the first annuity payment is made under a Contract) specified by the Contract owner may not be changed.

     Accumulation Unit Value. The Accumulation Unit Value of the Contract was set at $1.00 on October 16, 1969. The Accumulation Unit Value is determined at the end of a valuation period by multiplying the Accumulation Unit Value determined at the end of the immediate preceding valuation period by the Investment Performance Factor for the current valuation period and reducing the result by the mortality and expense risk charges.

     The market value of Old Account C's assets for each valuation period is determined as follows: (1) each security's market value is determined by the last closing price as reported on the Consolidated Tape (a daily report listing the closing price quotations of securities); (2) securities that are not reported on the Consolidated Tape but where market quotations are available are valued at the most recent bid price; (3) value of the other assets and securities where no quotations are readily available is determined in the manner directed in good faith by the Board of Managers.

     Old Account C's net value is calculated by reducing the market value of the assets by liabilities at the end of a valuation period.

     Annuity Payments. The Contracts provide for a series of monthly annuity payments to begin on the retirement date. The Contract owner may select from three variable payment options: a variable annuity with monthly payments during the lifetime of the Contract owner; a variable annuity paid monthly to the Contract owner or the person named to receive the annuity payments (the "Annuitant") as long as either shall live; or a variable annuity paid monthly during the lifetime of the Contract owner with a minimum guaranteed period of 60, 120 or 180 months. The amount of the annuity payments depends on the payment option chosen, the age of the Annuitant, and the value of the Contract on the retirement date. The minimum amount of the first annuity payments must be $20. If the first monthly payment would be less than $20, Transamerica may make a single payment equal to the total value of the Contract owner's account (the "Accumulation Account Value").

     Death Benefit. The Contracts provide a death benefit payable if the Contract owner (or Annuitant) dies before the selected retirement date. For Annual Deposit and Deferred Contracts, Transamerica will pay the beneficiary the Accumulation Account Value as of the date Transamerica receives due proof of the deceased's death and payment instructions. In lieu of the payment of such value in one sum, the beneficiary may elect to have all or part of the Accumulation Account Value applied under one of the forms of annuity payments described above, or elect an optional method of payment subject to agreement by the Company and compliance with applicable federal and state law. For Immediate Contracts, Transamerica will pay to the beneficiary the Accumulation Account Value based on the accumulation unit value determined on the valuation date coinciding with or next following the date the Company receives proof of death.

     If the death occurs on or after the retirement date, death benefits, if any, payable to the beneficiary shall be provided under the annuity option or elected optional payment method then in effect.

     Surrender and Partial Withdrawals. Annual Deposit and Single Deposit Deferred Contracts may be surrendered or partially withdrawn prior to a selected retirement date for the Accumulated Account Value. That value will be established at the end of the day on which the written request for withdrawal or surrender is received, provided the New York Stock Exchange is open for trading on that day. There is no surrender or withdrawal charge. A Contract must be surrendered if a withdrawal reduces the Accumulated Account Value below $10 for an Annual Deposit Contract or $20 for a Single Deposit Deferred Contract. There are no surrender or withdrawal privileges for Single Immediate Contracts.

     Charges and Deductions -- Sales Charge. Transamerica deducts a sales charge from each payment made under the Contracts. The sales charge, which will continue to be deducted after the Reorganization, is 6.5% of the first $15,000 of payments made under the Contract; 4.5% of the next $35,000 of payments made under the Contract; 2.0% of the next $100,000 of payments made; and 0.0% (no charge) for payments exceeding $150,000 under the Contract.

     Administrative Charge. Transamerica deducts an administrative expense charge from each payment made under the Contracts. This charge, which will continue to be deducted after the Reorganization, is 2.5% of the first $15,000 of payments made under the Contract; 1.5% of the next $35,000 of payments made under the Contract; 0.75% of the next $100,000 of payments made under the Contract; and 0.0% (no charge) for payments exceeding $150,000 under the Contract. This fee is guaranteed not to increase for the duration of the Contract.

     Mortality and Expense Risk Charge. Transamerica deducts a daily charge on assets in Old Account C to compensate it for bearing certain mortality and expense risks in connection with the Contracts. This charge is equal to an effective annual rate of 1.10% of the value of the net assets in Old Account C. The 1.10% charge consists of approximately 0.77% attributable to mortality risk, and approximately 0.33% attributable to expense risk. Transamerica guarantees that this charge will never exceed 1.10%. After the Reorganization, this charge will be reduced to offset the amount by which the expenses of the Growth Portfolio are higher than the expenses of Old Account C.

     Taxes. Certain states impose a premium tax on annuity payments received by insurance companies. Transamerica will deduct the aggregate premium taxes paid on behalf of a particular Contract either from: (a) payments as they are received; or (b) the Accumulated Account Value when a conversion is made to provide annuity benefits. Premium taxes currently range from 0% to 3.5%. No charges are currently made for federal, state, or local taxes other than premium taxes.

     Old Account C Expenses. A fee at an annual rate of 0.30% of the average daily net assets of Old Account C is charged for Transamerica's investment advisory services.

The Fund

     The Fund is an open-end, diversified management investment company incorporated in the state of Maryland on June 23, 1995, as the successor to Old Account C. The Fund currently consists of one investment portfolio, the Growth Portfolio. Additional investment portfolios may be created from time to time. An investor in the Fund is entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of the Growth Portfolio. Likewise, an investor shares pro-rata in any losses of the Growth Portfolio. Additional information about the Fund is contained in the Fund's prospectus which accompanies this Proxy Statement/Prospectus as Exhibit C and is incorporated herein by reference.

Recommendation of the Board of Managers

     The Board of Managers believes that the Reorganization is in the best interests of Old Account C and that the interests of existing Contract owners will not be diluted as a result of the Reorganization. The Board also believes that the terms of the Agreement are reasonable and fair, and do not involve overreaching on the part of any person concerned. The Board affirmatively recommends that the Contract owners vote to approve and adopt the Agreement and the Reorganization.

                 THE BOARD OF MANAGERS RECOMMENDS APPROVAL
                           OF THE REORGANIZATION

II.  ELECTION OF THE BOARD OF DIRECTORS

Board of Directors of the Fund

     It is proposed that the Board of Managers of Old Account C be elected as the Board of Directors of the Fund. Accordingly, the following persons have been nominated for election to the Board as the entire Board of Directors, to hold office until his or her successor is duly elected and qualified, or until his or her death, or until he or she shall resign or shall have been removed from the
Board: Donald E. Cantlay, Richard N. Latzer, DeWayne W. Moore, Gary U. Roll, and Peter J. Sodini. These nominees are the current members of the Board of Managers of Old Account C, and also the current members of the Board of Directors of the Fund. All nominees have consented to being named in this Proxy Statement/Prospectus and have agreed to serve if elected. If any nominee is unable to serve as a Director at the time of the Meeting, or before any adjournment thereof, another person or persons may be nominated for election as a Director. The proxy holder named in the enclosed proxy intends to vote all proxies (except those in which authority to vote on Directors is withheld) in favor of the nominees to the Board of Directors named in the following table.

     The Fund had not commenced operations as of the date of this Proxy Statement/Prospectus. The Board of Directors has not established any audit, nominating or compensation committees.

     The members and nominees of the Board of Directors of the Fund are as follows:

                   Position
Name, Age and Address**                     with the FundPrincipal Occupation During the Past Five Years
Donald E. Cantlay (74)             Board of Directors  Director, Managing General Partner of Cee 'n' Tee Company;
                                                       Director of California Trucking Association and Western
                                                       Highway Institute; Director of FPA Capital Fund and FPA New
                                                       Income Fund.

Richard N. Latzer (59)*            Board of Directors  President, Chief Executive Officer and Director of Transamerica
                                                       Investment Services, Inc.; Senior Vice President and Chief
                                                       Investment Officer of Transamerica Corporation.

DeWayne W. Moore (82)              Board of Directors  Retired Senior Vice President, Chief Financial Officer and
                                                       Director of Guy F. Atkinson Company of California; Director of
                                                       FPA Capital Fund and FPA New Income Fund.

Gary U. Roll (55)*                Chairman, Board of  Director, Transamerica Investors, Inc.; Director,
                 Directors         Executive Vice President and Chief Investment Officer of
           Transamerica Investment Services, Inc.; Director and Chief
          Investment Officer of Transamerica Occidental Life Insurance
                                    Company.

Peter J. Sodini (55)               Board of Directors  Associate, Freeman Spogli & Co. (a private Investor); President and Chief Executive Officer, Purity Supreme, Inc. (a
                                                       supermarket). President and Chief Executive Officer, Quality
                                                       Foods International (supermarkets); Director Pamida Holdings
                                                       Corp. (a  retail merchandiser) and Buttrey Food and Drug Co. (a supermarket).

* These members of the Board are  interested  persons as defined by Section 2(a)
(19) of the 1940 Act. ** The mailing  address of each Board member is 1150 South
Olive, Los Angeles, California 90015.

     The principal occupations listed above apply for the last five years. In some instances, occupation listed above is the current position. Prior positions with the same company or affiliate are not indicated.

     The executive officers of the Fund are described in the table below. They are the same as the executive officers of Old Account C.

                   Position
Name, Age and Address**                     with the FundPrincipal Occupation During the Past Five Years


Barbara A. Kelley (43)             President President, Chief Operating Officer and Director of Transamerica
                                             Financial Resources, Inc. and President and Director of
                                             Transamerica Securities Sales Corporation, Transamerica
                                             Advisors, Inc., Transamerica Product, Inc., Transamerica Product,
                                             Inc. I, Transamerica Product, Inc. II, Transamerica Product, Inc.
                                             IV, and Transamerica Leasing Ventures, Inc.

*Matt                              Coben  (35) Vice  President  Vice  President,
                                   Broker/Dealer  Channel  of the  Institutional
                                   Marketing   Division  of  Transamerica   Life
                                   Insurance  and  Annuity  Company and prior to
                                   1994,   Vice  President  and  National  Sales
                                   Manager of the Dreyfus Service Organization.

Sally S. Yamada (44)               Treasurer and  Vice President and Treasurer of Transamerica
                                   Assistant Secretary Occidental Life Insurance Company and Treasurer of
                                   Transamerica Life Insurance and Annuity Company.

Thomas M. Adams (61)               Secretary Partner in the law firm of Lanning, Adams & Peterson.

Regina M. Fink (40)                Assistant Secretary Counsel for Transamerica Occidental Life Insurance Company
                                                       and prior to 1994 Counsel and Vice President for Colonial
                                                       Management Associates, Inc.

* The mailing address of this officer is 101 North Tryon Street, Suite 1070, Charlotte, North Carolina 28246. ** The mailing address of each officer is 1150 South Olive, Los Angeles, California 90015.

Compensation

     The following table shows the compensation expected to be paid by the Fund and the Fund Complex during the current fiscal year ending December 31, 1996, to all Directors of the Fund.




Name of Person
Aggregate
Compensation
From Fund1/
Total Pension or
Retirement Benefits Accrued
As Part of Fund Expenses2/
Compensation
From Registrant
and Fund Complex
Paid to Directors3/


Donald E. Cantlay
-0-
-0-
$6,000


Richard N. Latzer
-0-
-0-
-0-


DeWayne W. Moore
-0-
-0-
$6,250


Gary U. Roll
-0-
-0-
-0-


Peter J. Sodini
-0-
-0-
$4,750


  Members of the Board, Officers or other individuals affiliated with the Fund, who are also Officers, Directors or employees of Transamerica, are not entitled to any compensation from the Fund for their services to the Fund. There is no long-term compensation and no grants of stock options provided to any executive officer.

  None of the directors, executive officers or nominees for election as a director, nor any of their immediate family has engaged in the last fiscal year of Old Account C in any transaction to which Old Account C was a party in which the amount involved exceeded $60,000. None of the aforementioned persons is indebted to Old Account C in any amount.

  There are no material pending legal proceedings to which any director, nominee, or affiliated person (as defined in the 1940 Act) of such director or nominee is an adverse party to Old Account C or any of its affiliated persons, or has a material interest adverse to Old Account C or any of its affiliated persons.




1/ Once the Fund commences operation, each director of the Fund will be compensated $250 for each meeting they attend. (The Board plans to hold four regularly scheduled board meetings each year; other meetings may be scheduled.) This is the same compensation the directors received while members of the Board of Managers of Old Account C.

2/ None of the members of the Board of Directors currently receives any pension or retirement benefits due to services rendered to the Fund and thus will not receive any benefits upon retirement from the Fund.

3/ During fiscal year 1996, each Board member was also a member of the Board of Transamerica Occidental's Separate Account Fund B and of Transamerica Income Shares, Inc., a closed-end management company advised by Transamerica Investment Services, Inc. Mr. Roll is a director of Transamerica Investors, Inc. These registered investment companies comprise the "Fund Complex."


THE BOARD OF MANAGERS RECOMMENDS A "VOTE FOR" EACH NOMINEE TO THE BOARD OF DIRECTORS.

III. APPROVAL OR DISAPPROVAL OF INVESTMENT ADVISORY AGREEMENT FOR THE GROWTH PORTFOLIO OF THE FUND

  If the Reorganization is approved, Contract owners will be called upon to instruct Transamerica as to the approval or the disapproval of an investment advisory agreement between Transamerica and the Fund. Transamerica currently serves as investment adviser to Old Account C. Transamerica, an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is located at 1150 South Olive, Los Angeles, California 90015, is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which is a wholly-owned subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111. The proposed Investment Advisory Agreement was approved by the Board of Directors of the Fund, including approval by a majority of the Directors who are not interested persons of the Fund, on July 24, 1996.

  The Investment Advisory Agreement will remain in effect from year to year provided such continuance is specifically approved as to the Portfolio at least annually by: (a) the Board of Directors or the vote of a majority of the votes attributable to shares of the Portfolio; and (b) the vote of a majority of the non-interested Directors, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable at any time by the Board of Directors or by vote of a majority of the votes attributable to outstanding voting securities of the Portfolio (a) without penalty and (b) on 60 days' written notice to Transamerica. The agreement is also terminable by Transamerica on 90 days' written notice to the Fund.

  A copy of the Investment Advisory Agreement is appended hereto as Exhibit D. Under the terms of the Investment Advisory Agreement, Transamerica assumes overall responsibility, subject to the supervision of the Fund's Board of Directors, for administering all operations of the Fund and for monitoring and evaluating the management of the Growth Portfolio's assets by Investment
Services on an ongoing basis. Transamerica provides or arranges for the provision of the overall business management and administrative services necessary for the Fund's operations and furnishes or procures any other services and information necessary for the proper conduct of the Fund's business. Transamerica also acts as liaison among, and supervisor of, the various service providers to the Fund.

  For its services to the Growth Portfolio of the Fund, Transamerica will receive an advisory fee of 0.75% of the average daily net assets of the Growth Portfolio. The fee is deducted daily from the assets of the Growth Portfolio. Transamerica may waive some or all of its fee from time to time at its discretion. This advisory fee will be higher than the advisory fee of 0.30% of average daily net assets that has been charged against the assets of Old Account
C. For the year ended December 31, 1995, the actual advisory fee paid to Transamerica by Old Account C was $67,198. Assuming the proposed Investment Advisory Agreement had been in place during the year ended December 31, 1995, the advisory fee for Old Account C would have been approximately $176,987. The difference between the actual and the proposed fee for the year ended December 31, 1995 is approximately 250%. However, any increase in the advisory fee after the Reorganization will be fully offset by a reduction in the mortality and expense risk charge so that the total annual expenses of Contract owners will not change. This offset will remain in effect for the duration of the Contracts.

  The names of Directors and Executive Officers of Transamerica, their positions and offices with Transamerica, and their other affiliations are as follows. The address of Directors and Executive Officers is 1150 South Olive, Los Angeles, California 90015-2211, unless otherwise indicated.


                                                           Other business and business
                                                           address, profession, vocation or
                                                           employment of a substantial nature
                                                            engaged in for
                               Position                     and his own account during last two
Name and Principal Position and Offices            Offices with fiscal years or as director, officer,
 Business Addresswith TransamericaOld Account C   employee, partner or trustee
Robert Abeles      Director, Executive Vice       None None
  President & Chief Financial
  Officer

Thomas J. Cusack   Director, President &          None Senior Vice President of
  Chief Executive Officer                         Transamerica Corporation

James W. Dederer   Director, Executive            None None
  Vice President, General
  Counsel and Corporate
  Secretary

John A. Fibiger    Director, Chairman             None None

Richard H. Finn*   Director       None            Executive Vice President of Transamerica
                      Corporation; Director, President and
                                                  Chief Executive Officer of Transamerica
                                                  Finance Group, Inc.

David E. Gooding   Director, Executive            None None
  Vice President and
  Chief Information Officer

Edgar H. Grubb*    Director       None            Executive Vice President, and Chief
                       Financial Officer and Secretary of
                                                  Transamerica Corporation

Frank C. Herringer*               Director        None Director, Chairman and Chief Executive
                                                       Officer of Transamerica Corporation

Daniel E. Jund     Director       None            President and Chief Executive Officer of
                         Transamerica Assurance Company

Richard N. Latzer* Director and Chief             Director  Director, Senior Vice President
  Investment Officer                              Officer of Transamerica Corporation;
                                                  Director, President and Chief      Executive
                       Officer of Transamerica Investment
                                 Services, Inc.

Charles E. LeDoyen**              Director and President    None                None
  Structured Settlements
  Division

Karen O. MacDonald Director, Senior Vice          None None
  President & Corporate
  Actuary

Gary U. Roll      Director and Chief             Chairman, Executive Vice President
  Investment Officer              Board of        and Chief Investment
                   Managers       Officer of Transamerica Investment
                                  Services, Inc.

James B. Roszak    Director, President            None None
  Life Insurance Division
  and Chief Marketing Officer

William E. Simms** Director and President,        None None
  Reinsurance Division

Nooruddin S. Veerjee              Director and President,   None                Director, President of
  Group Pension Division                                                        Transamerica Life Insurance and
                                                  Annuity Company

Robert A. Watson   Director       None            Executive Vice President, Transamerica
                                                  Corporation
--------------------

 *     600 Montgomery Street, San Francisco, California 94111
**     100 N. Tryon Street, Suite 2500, Charlotte, N.C.  28202-4004


  The Board of Managers of Old Account C recommends that, following the Reorganization, the Contract owners approve the Investment Advisory Agreement by which Transamerica will serve as investment adviser to the Growth Portfolio.

  The principal factors considered by the Board of Managers in making this recommendation were as follows. Transamerica has been the investment advisor to Old Account C since its inception and has provided high quality administrative and insurance services. Moreover, the investment performance of the Account under Transamerica's management has been outstanding.

THE BOARD OF MANAGERS RECOMMENDS A VOTE TO APPROVE THE INVESTMENT ADVISORY
                                AGREEMENT.

IV. APPROVAL OR DISAPPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT FOR THE GROWTH PORTFOLIO OF THE FUND

  If the  Reorganization  is  approved,  Contract  owners will be called upon to instruct Transamerica as to the approval or the disapproval of an investment sub-advisory agreement between Transamerica and Transamerica Investment Services, Inc. Investment Services is currently the sub-advisor for Old Account
C. Investment Services is a wholly-owned subsidiary of Transamerica Corporation, and renders investment services to the Fund. Investment Services has been in existence since 1967, and has provided investment services to investment companies since 1968 and the Transamerica Life Companies since 1981. Investment Services serves as the sub-advisor to Transamerica Occidental's Separate Account Fund B, a management separate account with $40.6 million in net assets as of December 31, 1995, that has an investment objective and advisory fee identical to Old Account C. Since October 1995, Investment Services has served as investment advisor to Transamerica Premier Equity Fund ("Equity Fund"), a mutual fund with $11.0 million in net assets as of December 31, 1995, that seeks to maximize long-term growth. For its services to the Equity Fund, Investment Services receives an annual fee of .85% on the first $1 billion of assets. This reduces to .82% on the next $1 billion, and finally .80% on assets over $2 billion.

  Investment Services is located at 1150 South Olive, Los Angeles, California 90015-2211. Transamerica has agreed to pay Investment Services a monthly fee at the annual rate of 0.30% of the first $50 million of the Fund's average daily net assets, 0.25% of the next $150 million, and 0.20% of assets in excess of $200 million. This fee is paid by Transamerica out of its advisory fee (discussed above), not by the Fund. Prior to the reorganization, the assets held in Old Account C were managed by Investment Services pursuant to an agreement whereby Investment Services managed all the assets of Transamerica in exchange for a flat fee. Investment Services was not paid a percentage of the net assets it managed in Old Account C. Therefore, it is not possible to accurately provide the dollar amount paid with respect to Old Account C or the percentage difference between the current and the proposed subadvisory fee. Investment Services will provide recommendations on the management of Fund assets, provide investment research reports and information, supervise and manage the investments of the Growth Portfolio, and direct the purchase and sale of Portfolio investments. Investment decisions regarding the composition of the Growth Portfolio and the nature and timing of changes in the Portfolio are subject to the control of the Board of Directors of the Fund.

  The Investment Sub-Advisory Agreement, a copy of which is attached as Exhibit E, was approved for the Growth Portfolio by the Board of Directors, including a majority of the Directors who are not parties to the investment sub-advisory agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested Directors"), on July 24, 1996. The
Investment Sub-Advisory Agreement will remain in effect from year to year provided such continuance is specifically approved as to the Portfolio at least annually by: (a) the Board of Directors or the vote of a majority of the votes attributable to shares of the Portfolio; and (b) the vote of a majority of the non-interested Directors, cast in person at a meeting called for the purpose of voting on such approval. The Investment Sub-Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act). The Investment Sub-Advisory Agreement is also terminable at any time by the Board of Directors or by vote of a majority of the votes attributable to outstanding voting securities of the Portfolio (a) without penalty and (b) on 60 days' written notice to Investment Services. The agreement is also terminable by Transamerica or Investment Services on 90 days' written notice to the Fund.

  The names and principal occupations of the executive officers and directors of Investment Services are provided below. The address of each director and executive officer is 1150 South Olive, Los Angeles, California 90015-2211, unless otherwise indicated.

Directors

Thomas J. Cusack                   Frank C. Herringer
Richard H. Finn                              Richard N. Latzer
Edgar H. Grubb                               Gary U. Rolle'

Officers

President and Chief Executive Officer                  Richard N. Latzer*
Executive Vice President and Chief Investment Officer       Gary U. Rolle'
Senior Vice President                                       Susan A. Silbert
Vice President, Chief Financial Officer and Secretary       J. Richard Atwood
Vice Presidents                                             Glen E. Bickerstaff
                                                            John M. Casparian
                                                            Heather E. Creeden
                                                            Sharon K. Kilmer
                                                            Michael F. Luongo
                                                            Thomas D. Lyon
                                                            Heidi W. Robertson
                                                            Jeffrey Van Harte*
Assistant Vice Presidents                                   Stephen J. Ahearn
                                                            Bruce C. Edwards
                                                            James J. Flick
                                                            William L. Griffin
                                                            Kevin J. Hickam
                                                            Matthew W. Kuhns
                                                            Timothy A. Monte
                                                            Thomas J. Ray
                                                            Philip W. Treick*
                                                            Reza Vahabzadeh
*Located at:
600 Montgomery Street
San Francisco, CA  94111
(415) 983-4358

                                 The  Board  of   Managers   of  Old  Account  C
recommends that the Contract owners approve the Investment
Sub-Advisory Agreement by which Investment Services will serve as investment sub-adviser to the Growth Portfolio. The Board of Managers makes its recommendation that Contract owners approve the Investment Sub-Advisory Agreement because the agreement is substantially identical to the current agreement (except for the fee structure) for Old Account C and the investment objective and policies of the Growth Portfolio are substantially identical to investment objective and policies of Old Account C (and New Account C) following the Reorganization.

  In addition, the Board of Managers considered that Investment Services has been the sub-advisor for Old Account C since 1981, and in managing the portfolio it has provided Contract owners with excellent investment performance.

THE BOARD OF MANAGERS RECOMMENDS A VOTE TO APPROVE THE INVESTMENT SUB-ADVISORY
                                AGREEMENT.

V.     RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT AUDITORS

  If the Reorganization is approved, Contract owners will be called upon to instruct the Company as to the ratification or the rejection of the selection of Ernst & Young LLP as the independent auditors of the Fund. Ernst & Young LLP currently serves as independent auditors for Old Account C.

  On July 24, 1996, the Board of Directors of the Fund, including a majority of Directors who are not "interested persons" of the Fund, unanimously selected Ernst & Young LLP as independent auditors for the Fund. The services performed by Ernst & Young LLP are all considered to be audit services and include: examination of annual financial statements; review and consultation connected with filings of annual reports to Contract owners and with the SEC; and consultation on financial accounting and reporting matters. The selection of Ernst & Young LLP as the independent auditors for the Fund constituted approval by the Board of Directors of each of the foregoing audit services, and the Board of Directors believes that the services have no effect on audit independence.

  Ernst & Young LLP also serves as the independent auditor for Transamerica. Ernst & Young LLP has no direct or indirect financial interests in either Old Account C, the Fund, or Transamerica, nor any connection with Old Account C, the Fund or Transamerica in the capacity of underwriter, voting manager, director, officer or employee. A representative of Ernst & Young LLP will attend the Meeting, will be given an opportunity to make a statement if he or she desires to do so, and will be available to answer appropriate questions.

THE BOARD OF MANAGERS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FUND.

VI.    OTHER INFORMATION

Principal Holders of Shares of the Fund

  The Board of Directors of the Fund, including nominees at the Meeting, owns as a group less than one percent of the outstanding shares of the Fund.

  As of December 31, 1995, approximately 74% of the assets in Old Account C were
owned  by   Transamerica.   It  is  anticipated  that   Transamerica   will  own
approximately the same percentage of the Fund's shares.

  Upon consummation of the Reorganization, no Contract owner will own five percent or more of the outstanding shares of the Fund.

Principal Holders of the Contracts

  There are no Contract owners holding five percent or more of the outstanding units of Old Account C. The Board of Managers of Old Account C, including nominees at the Meeting, owns as a group less than one percent of the outstanding units of Old Account C.

Legal Proceedings

  There are no material legal proceedings pending to which Transamerica, Old Account C, or the Fund are a party, or to which their property is subject, which depart from the ordinary routine litigation incident to the kinds of business conducted by them.

Legal Opinions

  Legal matters relating to federal securities laws and federal income tax laws applicable to the Contracts have been passed upon by James W. Dederer, Executive Vice President, General Counsel and Corporate Secretary to Transamerica Occidental Life Insurance Company.

Public Information

  Public information filed by Old Account C or the Fund can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

Interests of Named Experts and Counsel

  No expert named herein or any counsel was employed on a contingent basis, or did or will receive in connection herewith any substantial interest, direct or indirect, in Old Account C or the Fund.

Other Matters

  The Board of Managers of Old Account C and the Board of Directors of the Fund do not know of any other matter that may properly be brought, and which is likely to be brought, before the Meeting. However, should other matters be properly brought before the Meeting, the persons named on the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.YOUR VOTE IS IMPORTANT.IF YOU WISH TO ATTEND THE MEETING AND VOTE IN PERSON, YOU MAY REVOKE YOUR PROXY.


            By Order of the Board of Managers

                                 Exhibit A

                    Agreement and Plan of Reorganization

                    AGREEMENT AND PLAN OF REORGANIZATION


  This Agreement and Plan of Reorganization (the "Agreement"), entered into as of the _____ day of _________, 199_, by and among Transamerica Occidental Life Insurance Company ("Transamerica"), a stock life insurance company organized and existing under the laws of the State of California, Transamerica Occidental's Separate Account Fund C ("Separate Account C"), a managed separate account established and existing under the insurance laws of the State of California, and Transamerica Variable Insurance Fund, Inc. (the "Fund"), a corporation organized and existing under the laws of the state of Maryland, WITNESSETH, that

       WHEREAS, Separate Account C is registered with the Securities and Exchange Commission (the "Commission") as an open-end, diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

       WHEREAS, Separate Account C is managed by a Board of Managers and has an investment objective of long-term capital growth; and

       WHEREAS, Separate Account C currently supports interests under three types of variable annuity contracts -- annual deposit, single deposit deferred and single deposit immediate (the "Contracts"); and

       WHEREAS, the Contracts were registered under the 1933 Act and that registration remains in effect and premiums are accepted under some contracts, although new sales of the Contracts have been terminated; and

       WHEREAS, Transamerica serves as investment adviser to Separate Account C and Transamerica Investment Services, Inc. serves as sub-adviser to Separate
Account C; and

       WHEREAS, the Fund is in registration with the Commission as an open-end, diversified management investment company of the series type (as defined in Rule 18f-2 under the 1940 Act); and

       WHEREAS, the Board of Managers of Separate Account C has approved the reorganization of Separate Account C into a unmanaged separate account ("UIT Account C") which shall be registered with the Commission under the 1940 Act as a unit investment trust (the "Reorganization"); and

       WHEREAS, as part of the Reorganization, the assets of Separate Account C will be transferred intact to the newly-created Growth Portfolio of the Fund in exchange for shares of the Growth Portfolio of the Fund that will be held by UIT Account C; and

       WHEREAS, following the Reorganization, UIT Account C will be a passive investment vehicle with no Board of Managers, no investment adviser and no active portfolio of investments, but will invest exclusively in shares of the Growth Portfolio of the Fund; and

       WHEREAS, following the Reorganization, the Growth Portfolio of the Fund will have the same investment policies and objectives, the same Board of Directors, and the same investment adviser and sub-adviser as Separate Account C; and

       WHEREAS, the Growth Portfolio of the Fund (and other future Portfolios of the Fund) may in the future act as an investment vehicle for other separate accounts supporting other interests in variable annuity and variable life contracts issued by Transamerica, its affiliates and other insurance companies; and

       WHEREAS, the Board of Managers of Separate Account C has considered and approved the actions contemplated by this Agreement; and

       WHEREAS, the Boards of Directors of Transamerica and of the Fund have each considered and approved the actions contemplated by this Agreement; and

       WHEREAS, this Agreement is conditioned upon approval of the Reorganization described herein by vote of a majority of the outstanding voting securities of Separate Account C, as defined in the 1940 Act and rules thereunder, at a meeting of the owners of the Contracts (the "Contract Owners") called for that purpose, or any adjournments thereof;

       NOW THEREFORE, in consideration of the mutual promises made herein, the parties hereto agree as follows:

                                  ARTICLE I
                                CLOSING DATE

       SECTION 1.01. The Reorganization contemplated by this Agreement shall be effective on such date as may be mutually agreed upon by all parties to this Agreement (the "Closing Date"). The time on the Closing Date as of which the Reorganization is consummated is referred to hereinafter as the "Effective Time."

       SECTION 1.02. The parties agree to use their best efforts to obtain all regulatory and Contract Owner approvals and perform all other acts necessary or desirable to complete the Reorganization as of the Closing Date.

                                 ARTICLE II
                         REORGANIZATION TRANSACTIONS

       SECTION 2.01. As of the Effective Time, Transamerica, on behalf of Separate Account C, will sell, assign, and transfer all cash (except for a minimal amount needed to keep bank accounts open), all securities and other investments held or in transit, all accounts receivable for sold investments, and all dividends and interest receivable (collectively, "portfolio assets") of Separate Account C to the Growth Portfolio of the Fund (the "Growth Portfolio") to be held as the property of the Growth Portfolio.

       SECTION 2.02. In exchange for the portfolio assets of Separate Account C, the Fund will issue to Transamerica for allocation to UIT Account C, shares of the Fund's Growth Portfolio and the Growth Portfolio will assume any unsatisfied liability incurred by Separate Account C before the Effective Time to pay for securities or other investments purchased and to pay accrued and unpaid investment advisory fees. The number of shares of the Growth Portfolio to be issued in the exchange shall be determined by dividing the value of the net assets of Separate Account C to be transferred, as of the close of trading on the first business day preceding the Closing Date, by the initial per share value assigned to the shares of the Growth Portfolio.

       SECTION 2.03. As of the Effective Time, Transamerica shall cause the shares of the Growth
Portfolio it receives pursuant to Section 2.02 above to be duly and validly recorded and held on its records as assets of UIT Account C, such that the Contract Owners' interests in UIT Account C after the Closing Date will then be equivalent to their former interests in Separate Account C. Transamerica shall take all action necessary to ensure that such interests in UIT Account C, immediately following the Effective Time, are duly and validly recorded on the Contract Owners' individual account records.

       SECTION 2.04. The shares of the Growth Portfolio to be issued hereunder shall be issued in open account form by book entry without the issuance of certificates. Each such share that is issued pursuant to Section 2.02 above will be issued for a consideration equal to the initial value of shares of the Growth Portfolio.

       SECTION 2.05. If, at any time after the Closing Date, UIT Account C, the Fund, or Transamerica shall determine that any further conveyance, assignment, documentation, or action is necessary or desirable to complete the Reorganization contemplated by this Agreement or to confirm full title to the assets transferred, the appropriate party or parties shall execute and deliver all such instruments and take all such actions.

       SECTION 2.06. Following the Closing Date, Transamerica shall cease charging Separate Account C for investment advisory services. Subject to the approvals required in paragraphs 3.02(h)(2) and 3.02(i)(2), investment advisory expenses in excess of the investment advisory expense currently charged against Separate Account C may be charged against the Fund. However, if the total combined annual expenses to be charged against the Fund and UIT Separate C are greater in amount than the annual expenses that would have been charged against Separate Account C had the Reorganization not occurred, such excess expenses will be waived or reimbursed by Transamerica, with respect to Contracts issued prior to the Effective Time. Such waiver or reimbursement shall not apply to federal income tax if the Fund fails to qualify as a "regulated investment company" under the applicable provisions of the Internal Revenue Code, as amended from time to time, or to any charge for Transamerica's federal income taxes attributable to the Contracts, provided Transamerica has reserved the right to charge such taxes against Separate Account C.

                                 ARTICLE III
                          WARRANTIES AND CONDITIONS

       SECTION 3.01. Separate Account C, Transamerica, and the Fund, as appropriate, make the following representations and warranties, which shall survive the Closing Date and bind their respective successors and assigns (e.g., UIT Account C):

       (a) There are no suits, actions, or proceedings pending or threatened against any party to this Agreement which, to its knowledge, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or its ability to carry out its obligations hereunder;

       (b) There are no investigations or administrative proceedings by the Commission or by any insurance or securities regulatory body of any state or territory or the District of Columbia pending against any party to this Agreement which, to its knowledge, would lead to any suit, action, or proceeding that would materially and adversely affect its financial condition, the conduct of its business, or its ability to carry out its obligations hereunder;

       (c) Should any party to this Agreement become aware, prior to the Effective Time, of any suit, action, or proceeding, of the types described in paragraphs (a) or (b) above, instituted or commenced against it, such party shall immediately notify and advise all other parties to this Agreement;

       (d) Immediately prior to the Effective Time, Transamerica shall have valid and unencumbered title to the portfolio assets of Separate Account C, except with respect to those assets for which payment has not yet been made;

       (e) Each party shall make available all information concerning itself which may be required in any application, registration statement, or other filing with a governmental body to be made by the Fund, Transamerica, or Separate Account C, or any or all of them, in connection with any of the transactions contemplated by this Agreement and shall join in all such applications or filings, subject to reasonable approval by its counsel. Each party represents and warrants that all of such information so furnished shall be correct in all material respects and that it shall not omit any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and

       (f) Other than with respect to contracts entered into in connection with the portfolio management of Separate Account C which shall terminate on or prior to the Closing Date, no party is currently engaged, and the execution, delivery and performance of this Agreement by each party will not result, in a material violation of any such party's charter, by-laws, or any material agreement, indenture, instrument, contract, lease or other undertaking to which such party is bound, and to such party's knowledge, the execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or decree to which any such party may be a party or to which it is bound.

       SECTION 3.02. The obligations of the parties hereunder shall be subject to satisfaction of each of the following conditions:

       (a) The representations contained herein shall be true as of and at the Effective Time with the same effect as though made at such time, and such parties shall have performed all obligations required by this Agreement to be performed by each of them prior to such time;

       (b) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization contemplated hereby;

       (c) The appropriate parties shall have received orders from the Commission providing such exemptions and approvals as they and their counsel reasonably deem necessary, including exemptions from Sections 17(a), 17(d), 26(a)(2)(C), and 27(c)(2) of the 1940 Act and Rule 17d-1 thereunder, and shall have made all necessary filings, if any, with, and received all necessary approvals from, state securities or insurance authorities;

       (d) Separate Account C and the Fund shall have filed with the Commission a registration statement on Form N-14 under the Securities Act of 1933, as amended, and such amendments thereto as may be necessary or desirable for the registration of the shares issued by the Growth Portfolio of the Fund to UIT Account C in exchange for Separate Account C's investment portfolio and for the registration of the separate account interests in UIT Account C to Contract Owners in exchange for the outstanding securities of Separate Account C held by the Contract Owners, thereby effecting the purposes of the Reorganization;

       (e) The Fund shall have filed a notification of registration on Form N-8A under the 1940 Act, a registration statement on Form N-1A under the 1933 Act and the 1940 Act, and such amendments thereto as may be necessary or desirable to effect the purposes of the Reorganization;

       (f) Separate Account C shall have filed on Form N-4 a post-effective amendment to its registration statement under the 1933 Act and the 1940 Act, and such amendments thereto as may be necessary or desirable to effect the purposes of the Reorganization;

       (g) The appropriate parties shall have taken all actions necessary for the filings required by paragraphs 3.02(d) through (f) to become effective, and no reason shall be known by the parties which would prevent such filings from becoming effective in a timely manner;

       (h) At a meeting of the Contract Owners called for such purpose (or any adjournments thereof), a majority of the outstanding voting securities (as defined in the 1940 Act and the rules thereunder) of Separate Account C shall have voted in favor of approving this Agreement and the Reorganization contemplated hereby, and shall also have voted to direct Transamerica to vote to:


            (1)elect a Board of Directors of the Fund;

            (2)approve the investment advisory agreement between the Fund and Transamerica; and

            (3)approve the investment sub-advisory agreement between the Fund and Transamerica Investment Services, Inc.;

       (i)The Board of Directors of the Fund shall have taken the following action at a meeting duly called for such purposes:

            (1)approve this Agreement and adopted it as a valid obligation of the Fund and legally binding upon it;

            (2)approve the investment advisory agreement between the Fund and Transamerica;

            (3)approve the investment sub-advisory agreement between the Fund and Transamerica Investment Services, Inc.;

            (4)approve investment objectives, policies and restrictions for the Growth Portfolio of the Fund that are substantially identical to the investment objectives, policies and restrictions of Separate Account C as in effect immediately prior to the Reorganization (which may include changes approved at the Contract Owner's meetings referred to above); and

            (5)Authorize the issuance by the Fund on the Closing Date of shares of the Growth
Portfolio of the Fund at their initial net asset value per share in exchange for the portfolio assets of Separate Account C as contemplated by this Agreement;

       (j)Transamerica and Separate Account C shall have received an opinion of counsel to the Fund (who may be the same as counsel to Transamerica and Separate Account C) in form and substance reasonably satisfactory to Transamerica and Separate Account C to the effect that, as of the Closing Date:

            (1)the Fund has been duly organized, is existing in good standing, and is authorized to issue its shares for the purposes contemplated by this Agreement and is duly registered as an investment company under the 1940 Act;

            (2)the shares of the Growth Portfolio of the Fund to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided herein, will be validly issued, fully paid, and non-assessable;

            (3)all corporate and other proceedings required to be taken by or on the part of the Fund to authorize and carry out this Agreement and effect the Reorganization have been duly and properly taken; and

            (4)this Agreement is a valid obligation of the Fund and legally binding upon it in accordance with its terms;

       (k) The Fund and Separate Account C shall have received an opinion from counsel to Transamerica (who may be the same as counsel to the Fund and Separate Account C) in form and substance reasonably satisfactory to the Fund and Separate Account C to the effect that, as of the Closing Date:

            (1)Transamerica and Separate Account C are validly organized and in good standing under the laws of the State of California and are fully empowered and qualified to carry out their business in all jurisdictions where they do so, including to enter into this Agreement and effect the transactions contemplated hereby;

            (2)All corporate and other proceedings necessary and required to be taken by or on the part of Transamerica and Separate Account C to authorize and carry out this Agreement and to effect the Reorganization have been duly and properly taken; and

            (3)this Agreement is a valid obligation of Transamerica and Separate Account C and legally binding upon them in accordance with its terms;

       (l) Each party shall have furnished, as reasonably requested by any other party, other legal opinions, officers' certificates, incumbency certificates, certified copies of board and committee resolutions, good standing certificates, and other closing documentation as may be appropriate for a transaction of this type.

                                 ARTICLE IV
                                    COSTS

       SECTION 4.01. Transamerica shall bear all expenses in connection with effecting the
Reorganization contemplated by this Agreement including, without limitation, preparation and filing of registration statements, applications, and amendments thereto on behalf of any and all parties hereto; and all legal, accounting, and data processing services necessary to effect the Reorganization.

                                  ARTICLE V
                                 TERMINATION

       SECTION 5.01. This Agreement may be terminated and the Reorganization abandoned at any time prior to the Effective Time, notwithstanding approval by the Contract Owners:

       (a)  by mutual consent of the parties hereto;

       (b) by any of the parties if any condition set forth in Section 3.02 has not been fulfilled by the other parties; or

       (c) by any of the parties if the Reorganization does not occur on or before ________________, 199_ and no subsequent date can be mutually agreed upon.

       SECTION 5.02. At any time prior to the Effective Time, any of the terms or conditions of this Agreement may be waived by the party or parties entitled to the benefit thereof if such waiver will not have a material adverse effect on the interests of Contract Owners.

                                 ARTICLE VI
                                   GENERAL

       SECTION 6.01. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

       IN WITNESS WHEREOF, as of the day and year first above written, each of the parties has caused this Agreement to be executed on its behalf.

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
Attest:


__________________________ By:__________________________________
                      Secretary



                 TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND C
Attest:


__________________________ By:__________________________________
                      Secretary




                 TRANSAMERICA VARIABLE INSURANCE FUND, INC.
Attest:


__________________________ By:__________________________________
                      Secretary

                                 Exhibit B

        Transamerica Occidental's Separate Account Fund C Prospectus

             Transamerica Occidental's Separate Account Fund C

                Individual Equity Investment Fund Contracts
             For Non-Tax Qualified Individual Retirement Plans





                                   (LOGO)

1150 South Olive Street, Los Angeles, California 90015-2211    (213) 742-3065
------------------------------------------------------------------

  Transamerica Occidental's Separate Account Fund C (the "Fund") offers three types of variable annuity contracts, which are called Individual Equity Investment Fund Contracts--Annual Deposit, Single Deposit Deferred and Single Deposit Immediate ("Contract"). These Contracts are for non-tax-qualified investments only.

  The investment objective of the Fund is long-term capital growth. The Fund pursues its investment objective by investing primarily in common stocks. Any income and realized capital gains will be reinvested. There are no assurances that the investment objective will be met. The Contract Owner bears all of the investment risk.

  This Prospectus sets forth information about the Fund and Contracts, which a prospective investor ought to know before investing.

  This Prospectus should be kept for future reference.

  A Statement of Additional Information, which is incorporated herein by reference, has been filed with the Securities and Exchange Commission (the "Commission"). The Statement of Additional Information may be obtained, without charge, by contacting Transamerica Occidental Life Insurance Company (the "Company") at 1150 South Olive Street, Los Angeles, California 90015-2211 or by calling (213) 742-3065.

  The table of contents for the Statement of Additional Information is on page 20 of this Prospectus. The date of the Statement of Additional Information is the same date as this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is May 1, 1996

THE CONTRACTS ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE THE CONTRACTS FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. THE CONTRACTS INVOLVE INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.
                              TABLE OF CONTENTS

(LOGO)


                      Page
  Page
Terms Used in this Prospectus . . . . .   3                      Changes to Variable Annuity Contract . .     13
Synopsis of Prospectus. . .   5         Inquiries . . . . . . .  13
Fee Table . . . . . . . . .   6        Annuity Period . . . . .  13
Per Accumulation Unit Income and Capital                         Death Benefits . . . . . . . . . . . . .     14
  Changes . . . . . . . . .   8         Before Retirement . . .  14
Transamerica Occidental and The Fund. .   9                      After Retirement . . . . . . . . . . . .     14
  Transamerica Occidental Life Insurance. . . . . . . . . . . .         Contract Values . .      15
  Company . . . . . . . . .   9         Accumulation Unit Value.                                         15
  The Fund. . . . . . . . .   9         Underwriter . . . . . .  16
  Investment Objectives and Policies. .   9                    Surrender of a Contract. . . . . . . . . .     16
  Possible Change in Account Structure. 10                     Federal Tax Status . . . . . . . . . . . .     17
Management. . . . . . . . . 10          Introduction. . . . . .  17
  The Investment Adviser. . 10          Tax Status of the Contract. . . . . . . . . . . . . . . . . . . .     17
Charges Under the Contract. 11          Taxation of Annuities .  17
  Charges Assessed Against the Deposits.                       11     Legal Proceedings .      19
  Charges Assessed Against the Fund . . 11                     Table of Contents of the Statement of
  Premium Taxes . . . . . . 11         Additional Information .  20
Description of the Contracts. . . . . . 12
  Voting Rights . . . . . . 12






------------------------------------------------------------------------

  This Prospectus does not constitute an offer to sell, or a solicitation of any offer to purchase, the Contracts offered hereby in any state or jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such state. No salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer described herein and, if given or made, such information or representation must not be relied upon.

                        TERMS USED IN THIS PROSPECTUS

Accumulation                    Account:   The  account  maintained  under  each
                                Contract   comprising  all  Accumulation   Units
                                purchased under a Contract and, if applicable, any Net Deposit not yet applied to purchase
                                Accumulation Units.

Accumulation Account Value:     The dollar value of an Accumulation Account.

Accumulation                    Unit: A unit  purchased by the  investment  of a
                                Net Deposit in the Fund and used to measure the value of a Contract Owner's interest under a Contract prior to the Retirement Date under the Contract.

Annuity: A series of monthly payments provided under a Contract for the Participant or his beneficiary. Annuity payments will be due and payable only on the first day of a calendar month.

Annuity Conversion Rate: The rate used in converting the Accumulation Account Value to an Annuity expressed as the amount of the first Annuity payment to which the Participant or the beneficiary is entitled for each $1,000 of Accumulation Account Value.

Annuity Unit:     A unit used to determine the amount of each Variable Annuity payment after the first.

Consolidated Tape: A daily report listing the last closing price quotations of securities traded on all national stock exchanges including the New York
                   Stock Exchange and reported by the National Association of Securities Dealers, Inc. and Instinet.

Contract:         Any one of the Individual Equity Investment Fund Contracts
                 (Annual Deposit, Single Deposit Deferred, or Single Deposit Immediate) described in this Prospectus.

Contract Owner:  The party to the Contract who is the owner of the Contract.
                 Generally, the Contract Owner will be the Participant.

Deposit: An amount paid to the Company pursuant to a Contract. (With respect to some Contracts in which the term "Deposit" has been replaced by the term "Purchase Payment," "Deposit" as used herein shall also mean "Purchase Payment.")

Net Deposit:      That portion of a Deposit remaining after deduction of any premium for Contract riders, charges for sales and administration expense and for any applicable premium taxes.

Participant:      The individual on whose behalf a Contract is issued.
Generally, the  Participant will be the Contract Owner.

Retirement Date: The date on which the first Annuity payment is payable under a
                  Contract.

Variable Annuity:An Annuity with payments which vary in dollar amount throughout the payment period in accordance with the investment experience of the Fund.

Valuation Date:   Each day on which the last closing price of securities are
reported                   on the Consolidated Tape.

Valuation         Period:  The period from the close of trading on
                  the New York  Stock  Exchange  on one  Valuation
                  Date to the  close  of  trading  on the New York
                  Stock Exchange on the next  following  Valuation
                  Date.

Written Request:An original signature is required on all Written Requests.  If a signature on record does not compare with that on the Written
            Request, the Company reserves the right to request a Bank Signature
           Guarantee before processing the request.  Written Requests and other communications are deemed to be received by the Company on the date they are actually received at the Company's Home Office, unless they are received: (1) on a day when the New York Stock
             Exchange is closed or (2) after 1:00 p.m.  Los Angeles, California time.  In these two cases, the Written Request will be deemed to be received on the next day when the unit value is calculated.

                           SYNOPSIS OF PROSPECTUS

  The Fund was established on February 26, 1969, as an open-end diversified investment company. The Fund's investment objective is long-term capital growth. (See "Investment Objectives and Policies" on page 9.)

  The Fund's management receives investment advice from both the Company, which is the registrant's Adviser, which is paid an investment management fee pursuant to contract, and from Transamerica Investment Services, Inc. (see "The Fund" on page 9). The fee is accrued at the end of a Valuation Period at an annual rate of 0.30% of the Fund's current net asset value. Transamerica Financial Resources, Inc. is the principal underwriter ("Underwriter") of the Fund.
(See "Underwriter" on page 16.)

  The Fund issued individual equity investment fund Contracts which are intended to provide an investment in equity securities. These Contracts have been designed for retirement programs under which Deposits are invested in a fund comprised principally of equity securities. Three types of contracts were offered--Annual Deposit, Single Deposit Deferred and Single Deposit Immediate. (See "Description of the Contracts" on page 12.) The Contracts are no longer being offered for sale but additional Deposits can be made on certain outstanding Contracts.

  A maximum 6 1/2% sales expense and 2 1/2% administration expense, plus state premium taxes ranging from 0 to 3.5%, are deducted from each Deposit. This is equivalent to 9.89% of the Net Deposit after deducting sales and administrative expenses but before deducting premium taxes. Charges may be reduced as shown on page 6.

  Annual Deposit and Single Deposit Deferred Contracts may be surrendered prior to a selected Retirement Date for the Accumulation Account Value. Amounts shall be established at the end of a Valuation Period in which the Written Request for surrender is received. Contracts must be surrendered through the Underwriter. There is no surrender charge.

  Contract Owners may choose to receive benefits in an Annuity form. With respect to Annuity benefits, the Company assumes the mortality risk that individuals may live longer than expected (see page 11). With certain exceptions (see page 6) the rates at which charges for expenses are assessed may not be changed during the life of the Contract. A deduction from the Fund, for assuming these risks, is accrued at the end of each Valuation Period at an annual rate of 1.10% (.77% for mortality risk and .33% for expense risk) of the Fund's current value.

  With respect to Contract Owners who are natural persons, there should be no Federal income tax on increases in the Accumulation Account Value until a distribution under the Contract occurs (e.g., a surrender or annuity payment) or is deemed to occur (e.g., a pledge, loan or assignment of a Contract). Generally, a portion of any distribution or deemed distribution will be taxable as ordinary income. The taxable portion of certain distributions will be subject to withholding unless the recipient elects otherwise. In addition, a penalty tax may apply to certain distributions or deemed distributions under the Contract. (See "Federal Tax Status," p. 17.) This paragraph assumes that the Contracts qualify as annuity contracts for Federal income tax purposes. (See "FEDERAL TAX MATTERS--Tax Status of the Contracts" in the Statement of Additional Information.)

                                  FEE TABLE

  The following table and examples, prescribed by the Commission, are included to assist Contract Owners in understanding the transaction and operating expenses imposed directly or indirectly under the Contracts. The standardized tables and examples assume the highest deductions possible under the Contracts whether or not such deductions actually would be made from an individual Contract Owner's account.

Contract Owner Transaction Expenses

  Sales Load Imposed on Purchases:                          6 1/2%
Total Deposits
Under the Sales
Contract Expense

  First $15,000. . .               6 1/2%
  Next  $35,000. . .               4 1/2%
  Next  $100,000 . .              2     %
  Excess   . . . . .                 1/2%

  Administration Expense Imposed on Purchases:                   2 1/2%
Total Deposits
Under theAdministration
Contract Expense

  First $15,000. . .                2 1/2%
  Next  $35,000. . .                1 1/2%
  Next $100,000. . .                  3/4%
  Excess   . . . . .                 None

Maximum Total Contract Owner Transaction Expenses:1                  9%
     Total Contract
          Owner
Total Deposits                    Transaction
Under theExpenses as %
Contractof Total Deposit

  First $15,000. . .                9    %
  Next  $35,000. . .                6    %
  Next $100,000. . .                2 3/4%
  Excess   . . . . .                  1/2%

-----------------
  1 Premium taxes are not shown. Charges for premium taxes, if any, are deducted when paid which may be upon annuitization. In certain states, a premium tax charge will be deducted from each Deposit.

Annual Contract Fee:                                          None

Annual Expenses:
(as a percentage of average daily net assets)
       Management Fee . . . . . . . . . . . . . . . . . . ..  0.30%
       Mortality and Expense Risk Charge. . . . . . . . . .   1.10%
       Other Expenses . . . . . . . . . . . . . . . . . . .   None
          Total Annual Expenses . . . . . . . . . . . . . .   1.40%

Example #1  Assuming surrender of the Contract at the end of the periods shown.2

       A $1,000 investment would be subject to the expenses shown, assuming 5% annual return on assets.

1 Year           3 Years             5 Years            10 Years

$103             $130                $160               $243




Example #2 Assuming persistency of the Contract through the periods shown.

  A $1,000 investment would be subject to the expenses shown, assuming 5% annual return on assets.

1 Year           3 Years             5 Years            10 Years

$103             $130                $160               $243




  The Examples should not be considered a representation of past or future expenses and charges. Actual expenses may be greater or less than those shown. Similarly, the assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance. See "Charges Under the Contract" in this Prospectus.
----------------------
  2 The Contract is designed for retirement planning. Surrenders prior to the Annuity Period are not consistent with the long-term purposes of the Contract and income tax and tax penalties may apply. Premium taxes may be applicable.

              PER ACCUMULATION UNIT INCOME AND CAPITAL CHANGES

  On a per unit basis for an Accumulation Unit outstanding throughout the year, the Fund's income and capital changes have been as shown below. Data for each of the years presented below was included in the financial statements audited by Ernst & Young LLP, the Fund's independent auditors, whose report for the year ended December 31, 1995 appears in the Statement of Additional Information.

1995              1994 1993 1992 1991 1990 1989 1988 1987 1986

INCOME AND EXPENSE
Investment income. . $.070$.071   $  .080   $  .144   $ 0.121$  .136$  .108   $  .183   $  .094   $  .084
Expenses . . . . .256 .161      .146      .118     0.101     .087      .086      .064      .057      .047
Net investment (loss)
  income . . . .(.151)    (.090)    (.066).0260.020 .049 .022.119      .037      .037
CAPITAL CHANGES
Net realized and unrealized gains
  (loss) on investments. .6.646 .914     2.149     1.077    2.376     (.787)    1.642     1.132      .378   .304
Net increase (decrease) in
  accumulation unit value 6.495 .8242.0831.1032.396(.738)   1.664     1.251      .415      .341
Accumulation unit value:
  Beginning of year.     12.291    11.467     9.384     8.281         5.885     6.623     4.959     3.708  3.293   2.952
  End of year. .   $18.786   $12.291   $11.467   $ 9.384  $ 8.281   $ 5.885   $ 6.623   $ 4.959   $ 3.708        $ 3.293
Ratio of expenses to average
  accumulation fund
  balance. . . .1.41%1.43%1.43%1.43%1.43%1.43%1.44%1.43%1.44%         1.42%
Ratio of net investment (loss) income
  to average accumulation fund
  balance. . . .(.94%)    (.80%)    (.65%).31%0.28% .81% .37%         2.66%      .94%     1.12%
Portfolio Turnover .     18.11%    30.84%    42.04%    43.07%        32.90%    49.87%    22.39%    52.18%         83.37%    66.07%
Number of accumulation units
  outstanding at end of year
  (000 omitted).1,3411,3731,4121,4521,4721,5451,6051,6741,713         2,119



                    TRANSAMERICA OCCIDENTAL AND THE FUND

Transamerica Occidental Life Insurance Company

  The Company is a stock life insurance company incorporated in the state of California on June 30, 1906. Its Home Office is located at 1150 South Olive Street, Los Angeles, California 90015-2211. It has been a wholly-owned direct or indirect subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111, since March 14, 1930. The Company presently provides individual life insurance, especially interest-sensitive products, variable and term life insurance, fixed and flexible premium annuity contracts, and reinsurance.

  Subsidiaries of the Company include Transamerica Assurance Company, Transamerica Life Insurance and Annuity Company, Transamerica Life Insurance Company of Canada, Transamerica Occidental Life Insurance Company of Illinois and a New York company, First Transamerica Life Insurance Company.

The Fund

  The Fund was established under California law on February 26, 1969 as a separate account by the Board of Directors of the Company to facilitate investment of Deposits under the Contracts. The Fund's assets are held for individuals currently and contingently entitled to benefits under the Contracts. California law requires the Fund's assets to be held in the Company's name and the Company is not a trustee with respect thereto. Income, gains and losses, whether or not realized, from assets allocated to the Fund are, in accordance with the Contracts, credited to or charged against the Fund without regard to other income, gains or losses of the Company. The Fund is not affected by the investment or use of other Company assets. Section 10506 of the California Insurance Law provides that the assets of a separate account are not chargeable with liabilities incurred in any other business operation of the insurance company (except to the extent assets in the separate account exceed the reserves and the liabilities of the separate account). The Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended ("1940 Act") and meets the definition of a separate account under the federal securities laws. There are no sub-accounts. Obligations under the Contract are obligations of the Company.

  The Fund is managed by a Board of Managers (the "Board").

Investment Objectives and Policies

  The Fund has certain fundamental investment policies which may not be changed unless authorized by a majority vote (as that term is defined in the 1940 Act) of Contract Owners.

  The Fund's investment objective is long-term capital growth, although this objective may not be achieved. Common stock, listed and unlisted, is the basic form of investment. The Fund may also invest in debt securities and preferred stock having a call on common stock by means of a conversion privilege or attached warrants and warrants or other rights to purchase common stock. Unless market conditions would indicate otherwise, the Fund's portfolio will be invested in such equity-type securities. However, when market conditions warrant it, a portion of the Fund's assets may be held in cash or debt securities.

  As to 75% of the value of its total assets, the Fund will not invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations of the United States Government and instrumentalities thereof. However, holdings may exceed the 5% limit if it results from investment performance, and is not the result, wholly or partially, of purchase.

  Not more than 10% of the voting securities of any one issuer will be acquired. Investment will not be made in the securities of a company for the purpose of exercising management or control in that company.

  The Fund does not currently intend to make investments in the securities of other investment companies. The Fund does reserve the right to purchase such securities, subject to the following limitations: the Fund will not purchase such securities if it would cause (1) more than 10% of the value of the total assets of the Fund to be invested in securities of registered investment companies; or (2) the Fund to own more than 3% of the total outstanding voting stock of any one investment company; or (3) the Fund to own securities of any one investment company that have a total value greater than 5% of the value of the total assets of the Fund; or (4) together with other investment companies advised by the Company, the Fund to own more than 10% of the outstanding voting stock of a closed-end investment company.

  Purchases or acquisitions may be made of securities which are not readily marketable by reason of the fact that they are subject to the registration requirements of the Securities Act of 1933 or the saleability of which is otherwise conditioned ("restricted securities"), as long as any such purchase or acquisition will not immediately result in the value of all such restricted securities exceeding 10% of the value of the Fund's total assets. It is the policy of the Board not to invest more than 10% of the Fund's net assets in restricted securities.

Possible Change in Account Structure

  The Company is planning to change the organizational structure of the Fund from an actively managed investment company (which operates like a mutual fund) to a passive unit investment trust, which would then invest all of its assets in a newly created mutual fund portfolio. This would be done by transferring all of the Fund's net assets to that new mutual fund in exchange for shares in that portfolio. It is contemplated that the new mutual fund portfolio would have the same Board of Trustees, the same investment management, and the same investment objectives and policies as the Fund now has. Any such reorganization would be subject to certain regulatory approvals and approval by the Contract Owners.

                                 MANAGEMENT

  The Fund is managed by the Board. The affairs of the Fund are conducted in accordance with Rules and Regulations adopted by the Board of Directors of the Company and the Board of the Fund. The Company develops and implements an investment program subject to the supervision of the Board.

The Investment Adviser

  The adviser to the Fund is the Company.

  The Company has contracted with an affiliate, Transamerica Investment Services, Inc. ("Investment Services"), a wholly-owned subsidiary of Transamerica Corporation, to render investment services to the Fund. Investment Services has been in existence since 1967 and has provided investment services to the Fund and other Transamerica Life Companies since 1980. These services include providing recommendations on management of assets of the Fund, providing investment research reports and information, determining those securities to be bought or sold and placing orders for the purchase or sale of securities. Investment decisions regarding the composition of the Fund's portfolio and the nature and timing of changes in the portfolio are subject to the control of the Board. Investment Services address is 1150 South Olive Street, Los Angeles, California 90015-2211.

                         CHARGES UNDER THE CONTRACT

Charges Assessed Against The Deposits

  The Company makes a deduction from each Deposit for sales and administrative expenses. No such charges will be assessed against Deposits made from insurance or annuity policies issued by the Company which are transferred to the Fund. The charge for sales expense ranges from 6 1/2% to 1/2% and the charge for the administration expense is from 2 1/2% to none. (See "Fee Table" on page 6.)

  The sales expense charge is retained by the Company as compensation for the cost of selling the Contracts. The Company pays the Underwriter and the Underwriter's registered representatives for the sale of the Contracts. (See "Contract Values" for more information about the Underwriter.) The distribution expenses may exceed amounts deducted from Deposits as sales expenses and will be paid from the Company's surplus, including profits, if any, from the mortality and expense risk charges. The Company pays the sales expense charge to the Underwriter as full commission.

  The administrative expense charge will be retained by the Company for its administrative services. The charge has been established at a level that does not exceed anticipated cost.

Charges Assessed Against The Fund

  At the end of each Valuation Period, the Accumulation and Annuity Unit values are reduced by a mortality and expense risk charge at an annual rate of 1.10% (approximately .77% for mortality risk and .33% for expense risk) and an investment management charge at an annual rate of .3% of the value of the aggregate net assets of the Fund at the close of each Valuation Date. Amounts of such charges may be withdrawn periodically from the Fund.

  There are no other fees assessed against the Fund.

Premium Taxes

  Some states require the payment of premium taxes. Generally, the Contract Owner's residence determines the existence and the rate of tax. Presently, premium taxes range from 0% to 3.5%.

  Generally, a charge for premium taxes is made against the Accumulation Account Value when conversion is made to provide Annuity benefits. However, in certain states, a tax will be deducted from each Deposit. If a tax is deducted from a Deposit, a tax will not be similarly assessed when conversion is made to provide Annuity benefits. State laws are subject to change, and any change will be implemented and may raise or lower the premium tax charge.

                        DESCRIPTION OF THE CONTRACTS

  The Contract Owner has all rights under the Contract during the accumulation period. These include voting rights, selection of the proposed annuitant, surrendering any portion of the Contract values, electing an Annuity commencement date and option and selection of beneficiaries.

  The Contract Owner retains his or her voting rights and right to select beneficiaries, if the Annuity option permits, once the Annuity begins.

  After the death of the annuitant, the beneficiaries have the right to the value, if any, remaining in the Contract.

Voting Rights

  Pursuant to the Rules and Regulations of the Fund, as amended by the Board, the Fund is generally not required to hold regular meetings of Contract Owners and does not anticipate holding annual meetings. Under the Rules and Regulations of the Fund, however, Contract Owners' meetings will be held in connection with the following matters: (1) the election or removal of a member or members of the Board if a meeting is called for such purpose; (2) the approval of any contract for which approval is required by the Investment Company Act of 1940 ("1940 Act"); and (3) such additional matters as may be required by law, the Rules and Regulations of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the Board may consider necessary or desirable. Contract Owners may apply to the Board to hold a meeting under circumstances provided for in the Rules and Regulations of the Fund. The
Contract Owners also would vote upon any changes in fundamental investment objectives, policies or restrictions.

  Contract Owners are entitled to vote in person or by proxy at the Fund's meetings.

  If Contract Owners hold a meeting, the method to calculate votes is shown below:

  The number of votes which a Contract Owner may cast is based on the Contract Value established on a Valuation Date not more than 100 days prior to a meeting date of Contract Owners and will be computed in the following manner:

       (1) When the Valuation Date is prior to Retirement Date, the number of votes will equal the Contract Owner's Accumulation Account Value divided by 100.

       (2) When the Valuation Date is on or after the Retirement Date, the number of votes will equal the amount of the reserve established to meet Variable Annuity obligations related to the Contract divided by 100. (Accordingly, as the amount of the reserve diminishes during the Annuity payment period, the number of votes which a Contract Owner may cast decreases.)

  The number of votes will be rounded to the nearest vote; however, each Contract Owner will have at least one vote.


  Contract Owners of Contracts, other than those described herein, the reserves for which are maintained in the Fund, shall also be entitled to vote. The number of votes which such persons shall be entitled to cast shall be computed in the same manner as described above.

  To be entitled to vote, a Contract Owner must have been a Contract Owner on the date on which the number of votes was determined.

  Each Contract Owner shall receive a notice of the meeting of Contract Owners and a statement of the number of votes attributable to his/her Contract. Such notice will be mailed to the Contract Owner at the address maintained in the Fund's records at least 20 days prior to the date of Contract Owner's meeting.

Changes To Variable Annuity Contracts

  The Company has the right to amend the Contracts to meet current applicable federal and state laws or regulations or to provide more favorable Annuity Conversion Rates. Each Contract Owner will be notified of any amendment to the Contract relating to any changes in federal or state laws.

  The Contract Owner may change beneficiaries, Annuity commencement date or Annuity option prior to the Annuity commencement date.

  The Company reserves the right to deregister the Fund under the 1940 Act.

Inquiries

  A Contract Owner may request information concerning a Variable Annuity Contract by contacting a Company agent or by a Written Request mailed directly to the Company.

                               ANNUITY PERIOD

  A Participant may select an Annuity option at any age, by Written Request received by the Company at least 60 days prior to commencement of an Annuity. The monthly Annuity benefit is determined by the age of the Participant, and any joint annuitant and the option selected.

  The Contracts have three standard options:

       (1) A Variable Annuity with monthly payments during the lifetime of the Participant. No minimum number of payments is guaranteed, so that only one such payment is made if the Participant dies before the second payment is due,

       (2) A Variable Annuity paid monthly to the Participant and any joint annuitant as long as either shall live. No minimum number of payments is guaranteed, so that only one such payment is made if both the Participant and joint annuitant die before the second payment is due, and

       (3) A Variable Annuity paid monthly during the lifetime of the Participant with a minimum guaranteed period of 60, 120 or 180 months. If a Participant dies during the minimum period, the unpaid installments for the remainder of the minimum period will be payable to the beneficiary. However, the beneficiary may elect the commuted value to be paid in one sum. The value will be determined on the Valuation Date the Written Request is received in the Home Office.

  Upon the Company's approval, other options may be selected. The form of Annuity with the fewest number of guaranteed monthly payments will provide the largest monthly payments.

  If the Participant does not select any annuity option or a lump-sum payment, the funds remain in the Accumulation Account.

  The minimum account on the first monthly payment is $20. If the first monthly payment would be less than $20, the Company may make a single payment equal to the total value of the Contract Owners' Accumulation Account.

  For information regarding the calculation of annuity payments, see the Annuity Payments section of the Statement of Additional Information.

                               DEATH BENEFITS

Death Benefits--Before Retirement

  (1)  ANNUAL DEPOSIT & DEFERRED CONTRACTS:

       In the event a Participant dies prior to the selected Retirement Date, the Company will pay to the Participant's beneficiary the Accumulation Account Value based on the Accumulation Unit value determined on the Valuation Date coinciding with or next following the later of (i) the date adequate proof of death is received by the Company or (ii) the date the Company receives notice of the method of payment selected by the beneficiary. Subject to certain requirements imposed by Federal tax law, upon Written Request after the death of the Participant, the beneficiary may elect, in lieu of the payment of such value in one sum, to have all or a part of the Accumulation Account Value applied under one of the forms of Annuities described under "Annuity Period," or elect an optional method of payment subject to agreement by the Company, and to compliance with any applicable federal and state law.

  (2)  IMMEDIATE CONTRACT:

       In the event a Participant dies prior to the selected Retirement Date, the Company will pay to the Participant's beneficiary the Accumulation Account Value based on the Accumulation Unit value determined on the Valuation Date coinciding with or next following the date proof of death is received by the Company.

Death Benefit--After Retirement

  If the Participant's death occurs on or after the Retirement Date, death benefits, if any, payable to the beneficiary shall be as provided under the Annuity option or elected optional method of payment then in effect.

                               CONTRACT VALUES

  Annual Deposit Individual Equity Investment Fund Contract providing a deferred Variable Annuity ("Annual Deposit Contract")--This Contract provides for Deposits to be made annually or more frequently, but no Deposit may be less than $10 and the aggregate minimum Deposit must be $120 in any contract year. Normally, Contracts will not be issued for annual Deposits of less than $300. Deposits may be increased on a Contract anniversary, but annual Deposits may not be increased to more than three times the first year's Deposit without consent from the Company. The non-forfeiture provision of the Contract will be applied if annual Deposits are not paid when due or during a 31-day grace period. The effect of this provision is that if a Deposit is not received within five years of the last Deposit date, Deposits may not be resumed, but Contract benefits remain in full force.

  Single Deposit Individual Equity Investment Contract providing a deferred Variable Annuity ("Deferred Contract")--This Contract provides for a single Deposit when the Contract is issued. Additional Deposits of at least $20 each may be made anytime within the first five Contract years. Thereafter, the Company must give its consent to further Deposits. The minimum initial Deposit is $1,000. The Company reserves the right to reduce the minimum.

  A Retirement Date is specified in the application for Annual Deposit and Single Deposit Individual Equity Investment Fund Contracts, but may be changed by a Written Request to the Company at its Home Office at least 60 days before an Annuity is to commence.

  Single Deposit Individual Equity Investment Contract providing an Immediate Variable Annuity ("Immediate Contract")--This Contract provides for a single Deposit to be accepted when the Contract is issued which will begin an Annuity. The issue date of this Contract is the last Valuation Date of the second calendar month preceding the Retirement Date specified in the Contract. The minimum Deposit is $2,500. The Company reserves the right to reduce the minimum. The Retirement Date may not be changed.

  Net Deposits are immediately credited to the Contract Owners Accumulation Account in the Valuation Period in which they are received at the Company's Home Office.

  The number of Accumulation Units created by a Net Deposit is determined on the Valuation Date on which the Net Deposit is invested in the Fund by dividing the Net Deposit by the Accumulation Unit Value on that Valuation Date.
The number of Accumulation Units resulting from each Net Deposit will not change.

Accumulation Unit Value

  The Accumulation Unit Value was set at $1.00 on October 16, 1969. The Accumulation Unit Value is determined at the end of a Valuation Period by multiplying the Accumulation Unit Value determined at the end of the immediate preceding Valuation Period by the Investment Performance Factor for the current Valuation Period and reducing the result by the mortality and expense risk charges.

  The Investment Performance Factor is determined at the end of each Valuation Period and is the ratio of A/B where "A" and "B" mean the following:


  "A" is the value of the Fund as of the end of such Valuation Period immediately prior to making any Deposits into and any withdrawals from the Fund, reduced by the investment management charge assessed against such value at an annual rate of 0.30%.

  "B" is the value of the Fund as of the end of the preceding Valuation Period immediately after making any Deposits into and any withdrawals from the Fund, including any charges for expense and mortality risks assessed against the Fund on that date, from the Fund.

  The market value of the Fund's assets for each Valuation Period is determined as follows: (1) each security's market value is determined by the last closing price as reported on the Consolidated Tape; (2) securities that are not reported on the Consolidated Tape but where market quotations are available are valued at the most recent bid price; (3) value of the other assets and securities where no quotations are readily available is determined in the manner directed in good faith by the Board.

  The Fund's net value is calculated by reducing the market value of the assets by liabilities at the end of a Valuation Period.

Underwriter

  Transamerica Financial Resources, Inc., is the principal Underwriter for the Fund's Contracts. Its address is 1150 South Olive Street, Los Angeles, California 90015-2211. It is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which is wholly-owned by Transamerica Corporation. In 1995, commissions paid to registered representatives were $175.

                           SURRENDER OF A CONTRACT

  Surrender and withdrawal privileges apply only to Annual Deposit and single Deposit Deferred Contracts prior to Retirement Date. There are no surrender or withdrawal privilege for Immediate Contracts.

  A Written Request by the Contract Owner must be received at the Home Office for either a withdrawal or surrender of Accumulation Account Value. Accumulation Units will be cancelled with the equivalent dollar amount withdrawn or surrendered. The Accumulation Unit value used to determine the number of Accumulation Units cancelled shall be the value established at the end of the Valuation Period in which the Written Request was received. The Accumulation Account Value less any applicable tax charge will be paid within seven days following receipt of the Written Request. However, the Company may postpone such payment: (1) if the New York Stock Exchange is closed or trading on the Exchange is restricted, as determined by the Commission; (2) when an emergency exists, as defined by the Commission's rules, and fair market value of the assets cannot be determined; or (3) for other periods as the Commission may permit.

  There are no charges for withdrawals or surrender of the Contract. However, withdrawals and surrenders may be taxable and subject to penalty taxes, as described below.

  A Contract must be surrendered through the Underwriter.


  The Contract must be surrendered if a withdrawal reduces the Accumulation Account Value below $10 for an Annual Deposit Deferred Contract or $20 for a Single Deposit Deferred Contract.

  Any Contract withdrawal may be repaid within five years after the date of each withdrawal, but only one repayment can be made in any twelve month period. The Company must be given concurrent Written Request of repayment. The sales charges will not be deducted from the Deposit repayment, but the administrative charge will be assessed.

                             FEDERAL TAX STATUS

Introduction

  The following discussion is a general description of Federal tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a Contract. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon the Company's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present Federal income tax laws or the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Tax Status of the Contract

  The following discussion is based on the assumption that the Contract qualifies as an annuity contract for Federal income tax purposes. The Statement of Additional Information discusses the requirements for qualifying as an annuity.

Taxation of Annuities

  1.  In General

  Section 72 of the Internal Revenue Code ("Code") governs taxation of annuities in general. The Company believes that an Owner who is a natural person generally is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Accumulation Account Value (e.g., partial withdrawals and surrenders) or as Annuity Payments under the Annuity option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Account Value generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

  The Owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Accumulation Account Value over the "investment in the contract" (discussed below) during the taxable year with respect to deposits made after February 28, 1986. There are some exceptions to this rule and a Contract Owner that is not a natural person may wish to discuss these with a competent tax adviser.


  The following discussion generally applies only to a Contract owned by a natural person.

  2.  Surrenders

  In the case of a surrender before the Retirement Date, under Code section 72(e), amounts received are generally first treated as taxable income to the extent that the Accumulation Account Value immediately before the surrender exceeds the "investment in the contract" at that time (this does not apply to amounts allocable to investments made prior to August 14, 1982, nor the income therefrom). Any additional amount withdrawn is not taxable. Generally, the "investment in the contract" will be the total amount of Deposits made, less any amount received under the Contract, to the extent that such amount received was excluded from gross income.

  3.  Annuity Payments

  Although tax consequences may vary depending on the annuity option elected under the Contract, under Code section 72(b), generally gross income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the "investment in the contract" bears to the expected return at the Retirement Date. In this respect (prior to recovery of the "investment in the contract"), there is generally no tax on the amount of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each income payment is taxable. In all cases, after the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable.

  4.  Penalty Tax

  In the case of a distribution there may be imposed a Federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the Contract Owner attains age 59 1/2; (2) made as a result of death or disability of the Contract Owner; (3) received in substantially equal periodic payments as a life annuity or a joint and surviving annuity for the lives or life expectancies of the taxpayer and the taxpayer's "designated beneficiary"; (4) from a qualified plan (except as provided in Code section 72(t)); (5) allocable to "investment in the contract" before August 14, 1982; (6) under a qualified funding asset (as defined in Code section 130(d)); (7) under an immediate annuity (as defined in Code section 72(u)(4)), or (8) from Contracts which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

  5.  Transfers, Assignments, or Exchanges of the Contract

  A transfer of ownership of a Contract, the irrevocable designation of an Annuitant or other beneficiary who is not also the Contract Owner, or the exchange of a Contract may result in certain tax consequences to the Contract Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange of a Contract should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

  6.  Multiple Contracts

  All non-qualified deferred annuity contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same Contract Owner during any single calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under section 72(e) of the Code. The Treasury Department has specific authority to issue regulations to prevent the avoidance of section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be other situations (for example, the combination purchase of an immediate annuity and a deferred annuity) in which the Internal Revenue Service or the Treasury may conclude that it may be appropriate to aggregate two or more annuity contracts purchased by the same Contract Owner.

  7.  Withholding

  Annuity distributions generally are subject to withholding for the recipient's Federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions.

  8.  Death Benefits

  Amounts may be distributed from a Contract because of the death of a Participant or Owner. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are treated like a surrender, or (ii) if distributed under an annuity option, they are treated like an annuity payment.

  9.  Other Tax Consequences

  As noted above, the foregoing discussion of the Federal income tax consequences under the Contract is general in nature and is not exhaustive and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the Federal income tax consequences discussed herein reflect the Company's understanding of current Federal law and the law may change. Federal gift and estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the Contract depend on the individual circumstances of each Contract Owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

 10.   Possible Changes in Taxation

  In past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this prospectus Congress is not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.) Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).


                              LEGAL PROCEEDINGS

  There are no material legal proceedings pending to which the Fund is a party; nor are there material legal proceedings involving the Fund to which the Company, Investment Services, or the Underwriter are parties.

                    TABLE OF CONTENTS OF THE STATEMENT OF
                           ADDITIONAL INFORMATION

                                                                    Page

GENERAL INFORMATION AND HISTORY . . . . . . . . . . . . . .     -2-
INVESTMENT OBJECTIVES AND POLICIES. . . . . . . . . . . . .     -2-
MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . .     -4-
INVESTMENT ADVISORY AND OTHER SERVICES. . . . . . . . . . .     -5-
BROKERAGE ALLOCATIONS . . . . . . . . . . . . . . . . . . .     -6-
UNDERWRITER . . . . . . . . . . . . . . . . . . . . . . . .     -6-
ANNUITY PAYMENTS. . . . . . . . . . . . . . . . . . . . . .     -7-
FEDERAL TAX MATTERS . . . . . . . . . . . . . . . . . . . .     -8-
FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . .     -9-

                    (This page intentionally left blank)

                                                                     (LOGO)

                                 (a prospectus)




       CUSTODIAN--Boston Safe Deposit and Trust Company of California
------------------------------------------------------------------------
AUDITORS--Ernst & Young LLP                                       May 1, 1996
------------------------------------------------------------------------
ISSUED BY

       Transamerica Occidental Life Insurance Company
       1150 South Olive Street
       Los Angeles, California 90015-2211
       (213) 742-3065


              (LOGO)

  Transamerica Occidental
  Life Insurance Company
TFM-1007 ED.  5-96

                                 Exhibit C

           Transamerica Variable Insurance Fund, Inc., Prospectus

                              GROWTH PORTFOLIO
                                   of the
                 TRANSAMERICA VARIABLE INSURANCE FUND, INC.

   1150 South Olive Street, Los Angeles, California 90015, (213) 742-2111



                        PROSPECTUS    October 9, 1996


  The Growth Portfolio (the "Growth Portfolio" or the "Portfolio") of the Transamerica Variable Insurance Fund, Inc. (the "Fund") is an open-end, management investment company. The Growth Portfolio seeks long-term capital growth. Common stock (listed and unlisted) is the basic form of investment. The Portfolio may also invest in debt securities and preferred stock having a call on common stocks.

  Shares of the Fund are offered only to separate accounts of insurance companies to fund the benefits of variable annuity contracts and variable life insurance policies (collectively "variable insurance contracts") and certain qualified retirement plans. Each variable insurance contract involves fees and expenses not described in this Prospectus. See the accompanying variable insurance contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

  This Prospectus contains information about the Fund and the Portfolio that a prospective purchaser of a variable insurance contract should know before allocating purchase payments or premiums to the Portfolio. It should be read in conjunction with the Prospectus for the variable insurance contract and should be retained for future reference. A Statement of Additional Information containing more detailed information about the Fund is available free by writing to the Fund at the Transamerica Annuity Service Center, 101 North Tryon Street, Suite 1720, Charlotte, North Carolina 28246, or by calling (800) 258-4260, ext. 5560. The Statement of Additional Information, which has the same date as this Prospectus, as it may be supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents of the Statement of Additional Information is included at the end of this Prospectus.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
                   THE SECURITIES AND EXCHANGE COMMISSION
              NOR HAS THE COMMISSION PASSED UPON THE ACCURACY
    OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY
                           IS A CRIMINAL OFFENSE.


   This               Prospectus   should  be  read  in  conjunction   with  the
                      prospectus for the variable insurance contract.

  Mutual  fund shares are not  deposits  or  obligations  of, or  guaranteed  or endorsed by, any bank, nor are fund shares federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investing in fund shares involves certain investment risks, including possible loss of principal.

                              TABLE OF CONTENTS

                                                                 Page

INTRODUCTION . . . . . . . . . . . . . . . . . . . . .

CONDENSED FINANCIAL INFORMATION. . . . . . . . . . . .

INVESTMENT OBJECTIVE AND POLICIES. . . . . . . . . . .

INVESTMENT METHODS AND RISKS . . . . . . . . . . . . .
  Small Capitalization Companies . . . . . . . . . . .
  High-Yield ("Junk") Bonds. . . . . . . . . . . . . .
  Repurchase Agreements. . . . . . . . . . . . . . . .
  State Insurance Regulation . . . . . . . . . . . . .

PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . .

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . .
  Directors and Officers . . . . . . . . . . . . . . .
  Investment Adviser . . . . . . . . . . . . . . . . .
  Investment Sub-Adviser . . . . . . . . . . . . . . .

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . .

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . .

OFFERING, PURCHASE AND REDEMPTION OF SHARES. . . . . .

INCOME, DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. . .

TAXES  . . . . . . . . . . . . . . . . . . . . . . . .

OTHER INFORMATION. . . . . . . . . . . . . . . . . . .
  Reports. . . . . . . . . . . . . . . . . . . . . . .
  Voting and Other Rights. . . . . . . . . . . . . . .
  Custody of Assets. . . . . . . . . . . . . . . . . .
  Accounting and Administrative Services . . . . . . .
  Summary of Bond Ratings. . . . . . . . . . . . . . .

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION . .

                 TRANSAMERICA VARIABLE INSURANCE FUND, INC.


  Transamerica Variable Insurance Fund, Inc. (the "Fund") is an open-end, diversified management investment company established as a Maryland Corporation on June 23, 1995, as the successor to Transamerica Occidental's Separate Account Fund C. The Fund currently consists of one investment portfolio, the Growth Portfolio. (Additional Portfolios may be created from time to time.) By investing in the Fund, an investor becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of the Growth Portfolio.
Likewise, an investor shares pro-rata in any losses of the Growth Portfolio.

  Pursuant to an investment advisory agreement and subject to the authority of the Fund's Board of Directors, Transamerica Occidental Life Insurance Company ("Transamerica" or the "Investment Adviser") serves as the Fund's investment adviser and conducts the business and affairs of the Fund. Transamerica has engaged Transamerica Investment Services, Inc. ("Investment Services") to act as the Fund's sub-advisor to provide the day-to-day portfolio management for the Portfolio.

  The Fund currently offers its shares solely to Separate Account C of Transamerica Occidental Life Insurance Company as a funding vehicle for the variable annuity contracts supported by Separate Account C. The Fund does not offer its shares directly to the general public. A separate prospectus, which accompanies this Prospectus, describes Separate Account C and the variable annuity contracts it supports. The Fund may, in the future, offer its shares to other insurance company separate accounts supporting other variable annuity or variable life insurance contracts and to qualified pension and retirement plans.


                      CONDENSED FINANCIAL INFORMATION

  As of the date of this prospectus, the Fund had not yet commenced operations, had no assets or liabilities, had incurred no expenses and had received no income. Accordingly, no Condensed Financial Information is included for the Fund in this prospectus.


                     INVESTMENT OBJECTIVE AND POLICIES

  The investment objective and policies of the Growth Portfolio are described below. There can be no assurance that the Growth Portfolio will achieve its investment objective. Investors should not consider any one Portfolio alone to be a complete investment program. As with any security, a risk of loss, including possible loss of principal, is inherent in an investment in the shares of the Portfolio.

  The different types of securities, investments, and investment techniques used by the Portfolio involve risks of varying degrees. These risks are described in greater detail, under "Investment Methods and Risks" and in the Statement of Additional Information. The Portfolio is subject to certain investment restrictions that are described under the caption "Investment Restrictions" in the Statement of Additional Information.

  The investment objective of the Portfolio as well as the investment policies that are not fundamental may be changed by the Fund's Board of Directors without shareholder approval. Certain of the investment restrictions of the Portfolio are fundamental, however, and may not be changed without the approval of a majority of the votes attributable to the outstanding shares of the Portfolio. See "Investment Restrictions" in the Statement of Additional Information.

  The Growth Portfolio's investment objective is long-term capital growth. Common stock, listed and unlisted, is the basic form of investment. Although the Portfolio invests the majority of its assets in common stocks, the Portfolio may also invest in debt securities and preferred stocks (both having a call on common stocks by means of a conversion privilege or attached warrants) and warrants or other rights to purchase common stocks. Unless market conditions would indicate otherwise, the Growth Portfolio will be invested primarily in such equity-type securities. When in the judgment of Investment Services market conditions warrant, the Growth Portfolio may, for temporary defensive purposes, hold part or all of its assets in cash, debt or money market instruments.

  The Portfolio may invest up to 10% of the Portfolio's assets in debt securities having a call on common stocks that are rated below investment grade. Those securities are rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") or BB+ or lower by Standard & Poor's Corporation ("S&P"), or, if unrated, deemed to be of comparable quality by Investment Services.

  If a security that was originally rated "investment grade" is downgraded by a ratings service, it may or may not be sold. This depends on Investment Services' assessment of the issuer's prospects. However, Investment Services will not purchase below-investment-grade securities if that purchase would increase their representation in the Portfolio to more than 10%.

  The Portfolio may invest up to 10% of its net assets in the securities of foreign issuers that are in the form of American Depository Receipts ("ADRs"). ADRs are registered stocks of foreign companies that are typically issued by an American bank or trust company evidencing ownership of the underlying securities. ADRs are designed for use on the U.S. stock exchanges.

   With respect to 75% of total assets, the Portfolio may not purchase more than 10% of the voting securities of any one issuer . The Portfolio may not invest in companies for the purposes of exercising control or management.


  Purchases or acquisitions may be made of securities which are not readily marketable by reason of the fact that they are subject to the registration requirements of the Securities Act of 1933 or the salability of which is otherwise conditioned, including real estate and certain repurchase agreements or time deposits maturing in more than seven days ("restricted securities"), as long as any such purchase or acquisition will not immediately result in the value of all such restricted securities exceeding 15% of the value of the Portfolio's net assets.

                       INVESTMENT METHODS AND RISKS

  The Growth Portfolio is subject to the risk of changing economic conditions, as well as the risk inherent in the ability of Investment Services to make changes in the portfolio composition of the Portfolio in anticipation of changes in economic, business, and financial conditions.

  In addition, the different types of securities, investments, and investment techniques used by the Portfolio involve risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline in value. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the investment. Certain risks associated with the types of investments in which the Portfolio may invest are discussed below. For more information on investment methods and risks, see "Special Investment Methods and Risks" in the Statement of Additional Information.

Small Capitalization Companies

  The Growth Portfolio may invest in securities of smaller, lesser-known companies. Such investments involve greater risks than the investments of larger, more mature, better known issuers, including an increased possibility of portfolio price volatility. Historically, small capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger capitalization stocks included in the S&P 500. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk than that normally associated with larger, more mature, better known firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

  The values of small company stocks may fluctuate independently of larger company stock prices. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should therefore expect that to the extent the Portfolio invests in stock of small capitalization companies, the net asset value of the Portfolio's shares may be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500. Furthermore, the securities of companies with small stock market capitalizations may trade less frequently and in limited volume.

High-Yield ("Junk") Bonds

  High-yield bonds (commonly called "junk" bonds) are lower-rated bonds that involve higher current income but are predominantly speculative because they present a higher degree of credit risk than higher-rated bonds. Credit risk is the risk that the issuer of the bonds will not be able to make interest or principal payments on time. The prices of junk bonds tend to be more reflective of prevailing economic and industry conditions, the issuer's unique financial situation, and the bond's coupon than to small changes in the market level of interest rates. During an economic downturn or a period of rising interest rates, highly leveraged companies may experience difficulties in making principal and interest payments, meeting projected business goals, and obtaining additional financing. See "Summary of Bond Ratings" on page ___ and the Statement of Additional Information for a description of bond rating categories.

Repurchase Agreements

  The Growth Portfolio may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when the Portfolio purchases an interest-bearing debt obligation and the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Portfolio's money is invested in the security. Since the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Portfolio's risk is the ability of the seller to pay the agreed-upon price on the delivery date. If the seller is unable to make a timely repurchase, the Portfolio's expected proceeds could be delayed, or the Portfolio could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. In evaluating whether to enter into a repurchase agreement, Investment Services will carefully consider the creditworthiness of the seller pursuant to procedures established by the Fund's Board of Directors.

  The Growth Portfolio will not invest in repurchase agreements maturing in more than seven days if that would constitute more than 10% of the Portfolio's net assets when taking into account the remaining days to maturity of the Portfolio's existing repurchase agreements.

State Insurance Regulation

  The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life policies to be offered by insurance companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations or guidelines concerning concentration of investments and other investment techniques. If such regulations and guidelines are applied to the Portfolio, the Portfolio may be limited in its ability to engage in certain techniques and to manage its portfolio with the flexibility provided herein. It is the Portfolio's intention that it operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Portfolio is offered.


                            PORTFOLIO TURNOVER

  The Growth Portfolio will not consider portfolio turnover to be a limiting factor in making investment decisions. Changes will be made in the Portfolio if such changes are considered advisable to better achieve the Portfolio's investment objective. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding debt securities having a maturity at the date of purchase of one year or less. Investment Services anticipates that the annual turnover rate for the Growth Portfolio will generally not exceed 75%.

  High rates of portfolio turnover involve correspondingly greater expenses which must be borne by the Portfolio and its shareholders, including higher brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment of other securities. High rate of turnover may result in the acceleration of taxable gains and may under certain circumstances make it more difficult for a Portfolio to qualify as a regulated investment company under the Internal Revenue Code. See "Federal Tax Matters" in the Statement of Additional Information.

                                MANAGEMENT
Directors and Officers

  The Fund's Board of Directors is responsible for deciding matters of general policy and reviewing the actions of the Adviser and Investment Services, the custodian, the accounting and administrative services providers and other providers of services to the Portfolio. The officers of the Fund supervise its daily business operations. The Statement of Additional Information contains information as to the identity of, and other information about, the directors and officers of the Fund.

Investment Adviser

  Transamerica Occidental Life Insurance Company ("Transamerica"), 1150 South Olive Street, Los Angeles, California 90015, is the investment adviser of the Portfolio. Transamerica is a stock life insurance company incorporated in the state of California on June 30, 1906. It has been a wholly-owned direct or indirect subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111, since March 14, 1930. Transamerica acted as investment adviser to Transamerica Occidental's Separate Account Fund C
("Separate Account Fund C"), the Fund's predecessor, and currently acts as investment adviser to Transamerica Occidental's Separate Account Fund B.

  The Fund has entered into an Investment Advisory Agreement with Transamerica under which the Transamerica assumes overall responsibility, subject to the supervision of the Fund's Board of Directors, for administering all operations of the Fund and for monitoring and evaluating the management of the assets of the Portfolio by Investment Services on an ongoing basis. Transamerica provides or arranges for the provision of the overall business management and administrative services necessary for the Fund's operations and furnishes or procures any other services and information necessary for the proper conduct of the Fund's business. Transamerica also acts as liaison among, and supervisor of, the various service providers to the Fund.

  For its services to the Portfolio, Transamerica receives an annual advisory fee of 0.75% of the average daily net assets of the Growth Portfolio. The fee is deducted daily from the assets of the Portfolio. This fee may be higher than the average advisory fee paid to the investment advisers of other growth portfolios. Transamerica may waive some or all of its fee from time to time at its discretion.

Investment Sub-Adviser

  Transamerica has contracted with Transamerica Investment Services, Inc. ("Investment Services"), a wholly-owned subsidiary of Transamerica Corporation, to render investment services to the Portfolio. Investment Services has been in existence since 1967 and has provided investment services to investment companies and the Transamerica Life Companies since 1980. Investment Services is located at 1150 South Olive Street, Los Angeles, California 90015-2211. Transamerica has agreed to pay Investment Services a monthly fee at the annual rate of 0.30% of the first $50 million of the Portfolio's average daily net assets, 0.25% of the next $150 million, and 0.20% of assets in excess of $200 million. Investment Services will provide recommendations on the management of Portfolio assets, provide investment research reports and information, supervise and manage the investments of the Portfolio, and direct the purchase and sale of Portfolio investments.

  Investment Services is also responsible for the selection of brokers and dealers to execute transactions for the Fund. Some of these brokers or dealers may be affiliated persons of Transamerica and Investment Services. Although it is the policy of Investment Services to seek the best price and execution for each transaction, Investment Services may give consideration to brokers and dealers who provide Investment Services with statistical information and other services in addition to transaction services. Additional information about the selection of brokers and dealers is provided in the Statement of Additional Information.

  The transactions and performance of the Growth Portfolio are reviewed continuously by the senior officers of Investment Services. The portfolio manager for the Growth Portfolio is
 Jeffrey S. Van Harte, C.F.A., Vice
President and Senior Fund Manager at Investment Services. Mr. Van Harte is a member of the San Francisco
Society of Financial Analysts and received a B.A. from California State University at Fullerton from 1980. Mr. Van
Harte has been managing the portfolio of the Fund's predecessor, Separate Account Fund C, since 1984.

                          PERFORMANCE INFORMATION

  From time to time the Fund may disseminate average annual total return figures for the Portfolio in advertisements and communications to shareholders or sales literature.

  Average annual total return is determined by computing the annual percentage change in value of $1,000 invested for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The average annual total return calculation assumes a complete redemption of the investment at the end of the relevant period.

  The Fund also may from time to time disseminate year-by-year total return, cumulative total return and yield information for the Portfolio in advertisements, communications to shareholders or sales literature. These may be provided for various specified periods by means of quotations, charts, graphs or schedules. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment in the Portfolio (assuming all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

  In addition, the Fund may from time to time publish performance of the Portfolio relative to certain performance rankings and indices.

  The Fund is the intended successor to Transamerica Occidental's Separate Account Fund C ("Separate Account Fund C"). The reorganization of Separate Account Fund C from a management investment company into a unit investment trust is being submitted for Contract owner approval at a meeting of Contract owners scheduled for October 30, 1996. If the reorganization is approved, the assets of Separate Account Fund C will be transferred intact to the Growth Portfolio in exchange for shares of the Growth Portfolio. As the successor to Separate Account Fund C, the Growth Portfolio will treat the historical performance data of Separate Account Fund C as its own for periods prior to the reorganization. The performance data for the Growth Portfolio prior to the reorganization will assume that the charges currently imposed by the Fund were in effect during that period. In addition, such performance data will not reflect any sales or insurance charges that were imposed under the annuity contracts issued through Separate Account Fund C.

  Since the Fund is not available directly to the public, its performance data will not be advertised unless accompanied by comparable data for the applicable variable annuity or variable life insurance policy. The Fund's performance data does not reflect separate account or contract level charges.

  The investment results of the Portfolio will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Portfolio's performance may be in any future period. In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time make a list of the Portfolio's holdings available to investors upon request.


                     DETERMINATION OF NET ASSET VALUE


  The net asset value per share of the Portfolio is normally determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. New York time, on each day when the New York Stock Exchange is open, except as noted below. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain holidays. The net asset value of the Portfolio's shares will not be calculated on the Friday following Thanksgiving, the Friday following Christmas if Christmas falls on a Thursday and the Monday before Christmas if Christmas falls on a Tuesday. The net asset value of the Portfolio is determined by dividing the value of the Portfolio's securities, cash, and other assets (including accrued but uncollected interest and dividends), less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares of the Portfolio outstanding.

  The value of the Growth Portfolio's securities and assets generally is determined on the basis of their market values. The short-term debt securities having remaining maturities of sixty days or less held by the Growth Portfolio (if any) are valued by the amortized cost method, which approximates market value. Investments for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under authority delegated by, the Fund's Board of Directors. See "Determination of Net Asset Value" in the Statement of Additional Information.


                OFFERING, PURCHASE AND REDEMPTION OF SHARES


  Pursuant to its participation agreement with the Fund and Transamerica, Transamerica Securities Sales Corporation ("TSSC") will act without remuneration as the Fund's distributor in the distribution of the shares of each Portfolio. TSSC is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which is a wholly-owned subsidiary of the Transamerica Corporation. TSSC has no obligation to sell any stated number of shares. TSSC is located at 1150 South Olive Street, Los Angeles, California 90015.

  Shares of the Portfolio are sold in a continuous offering and will be authorized to be offered to Separate Account C to support its variable annuity contracts (the "Contracts"). Net purchase payments under the Contracts will be placed in Separate Account C and the assets of the Separate Account C will be invested in the shares of the Growth Portfolio. Separate Account C will purchase and redeem shares of the Portfolio at net asset value without sales or redemption charges.

  For each day on which the Portfolio's net asset value is calculated, Separate Account C will transmit to the Fund any orders to purchase or redeem shares of the Portfolio based on the purchase payments, redemption (surrender) requests, and transfer requests from Contract owners, annuitants and beneficiaries that have been processed on that day. Shares of the Portfolio will be purchased and redeemed at the Portfolio's net asset value per share calculated as of that same day although such purchases and redemptions may be executed the next morning.

  In the future, the Fund may offer shares of the Portfolio (including new Portfolios that might be added to the Fund) to other separate accounts of various insurance companies, whether or not affiliated with Transamerica, to support variable annuity contracts or variable life insurance contracts. Likewise, the Fund may also, in the future, offer shares of the Portfolio directly to qualified pension and retirement plans.

  In the event that shares of the Portfolio are offered to a separate account supporting variable life insurance or to qualified pension and retirement plans, a potential for certain conflicts may exist between the interests of variable annuity contract owners, variable life insurance contract owners and plan participants. The Fund currently does not foresee any disadvantage to owners of the Contracts arising from the fact that shares of the Portfolio might be held by such entities. However, in such an event, the Fund's Board of Directors will monitor the Portfolio in order to identify any material irreconcilable conflicts of interest which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.


             INCOME, DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


  The Growth Portfolio will distribute  substantially  all of its net investment income in the form of dividends to its  shareholders.  The Growth Portfolio will declare its dividends and capital gain distributions at least annually. It is anticipated that all dividends and distributions will be reinvested in additional Portfolio shares at net asset value.

                                   TAXES

  The Fund believes that the Portfolio will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and the Portfolio intends to distribute substantially all of its net income and net capital gains to its shareholders. As a result, under the provisions of subchapter M, there should be little or no income or gains taxable to the Portfolio. In addition, the Portfolio intends to comply with certain other distribution rules specified in the Code so that it will not incur a 4% nondeductible federal excise tax that otherwise would apply. See "Federal Tax Matters" in the Statement of Additional Information.

  The shareholders of the Portfolio will currently be limited to Separate Account C and the Fund. For more information regarding the tax implications for the purchaser of a Contract who allocates investments to the Portfolio, please refer to the prospectus for Separate Account C.

                             OTHER INFORMATION

Reports

  Annual Reports containing audited financial statements of the Fund and Semi-Annual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract owners, annuitants or beneficiaries, as appropriate. Inquiries may be directed to the Fund at the telephone number or address set forth on the cover page of this Prospectus.


Voting and Other Rights

  Each share outstanding is entitled to one vote on all matters submitted to a vote of shareholders (of the Portfolio or the Fund) and is entitled to a pro-rata share of any distributions made by the Portfolio and, in the event of liquidation, of its net assets remaining after satisfaction of outstanding liabilities. Each share (of the Portfolio), when issued, is nonassessable and has no preemptive or conversion rights. The shares have noncumulative voting rights.

  As a Maryland corporation, the Fund is not required to hold regular annual shareholder meetings. The Fund is, however, required to hold shareholder meetings for the following purposes: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment objectives, policies and restrictions of the Portfolio; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the members of the Board of Directors were elected by shareholders. Directors may also be removed by shareholders by a vote of two-thirds of the outstanding votes attributable to shares at a meeting called at the request of holders of 10% or more of such votes. The Fund has the obligation to assist in shareholder communications.

  After the reorganization, Transamerica will own more than 25% of the outstanding shares of the Portfolio which may result in it being deemed a controlling person of the Portfolio, as that term is defined in the 1940 Act.

Custody of Assets and Administrative Services

  Pursuant to a custody agreement with the Fund, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, will hold all securities and cash assets of the Fund, provide recordkeeping and certain accounting services and serve as the custodian of the Fund's assets. The custodian will be authorized to deposit securities in securities depositories and to use the services of sub-custodians.

Summary of Bond Ratings

  Following is a summary of the grade indicators used by two of the most prominent, independent rating agencies (Moody's Investors Service, Inc. and Standard & Poor's Corporation) to rate the quality of bonds. The first four categories are generally considered investment quality bonds. Those below that level are of lower quality, commonly referred to as "junk bonds."

  Investment Grade         Moody's   Standard & Poor's
  Highest quality          Aaa        AAA
  High quality        Aa         AA
  Upper medium        A          A
  Medium, speculative features  Baa       BBB

  Lower Quality
  Moderately speculative   Ba         BB
  Speculative         B          B
  Very speculative         Caa        CCC
  Very high risk      Ca         CC
  Highest risk, may not be
      paying interest      C          C
  In arrears or default         D         D

  For more information on bond ratings, including gradations within each category of quality, see the Statement of Additional Information.

                    STATEMENT OF ADDITIONAL INFORMATION

  A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

                             TABLE OF CONTENTS

                                                                       Page
INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
ADDITIONAL INVESTMENT POLICY INFORMATION . . . . . . . . . . . . . . . . .
SPECIAL INVESTMENT METHODS AND RISKS . . . . . . . . . . . . . . . . . . .
  Convertible Securities . . . . . . . . . . . . . . . . . . . . . . . . .
  Restricted and Illiquid Securities . . . . . . . . . . . . . . . . . . .
  Borrowing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  Other Investment Companies . . . . . . . . . . . . . . . . . . . . . . .
  Options on Securities and Securities Indices . . . . . . . . . . . . . .
  Warrants and Rights. . . . . . . . . . . . . . . . . . . . . . . . . . .
  Repurchase Agreements. . . . . . . . . . . . . . . . . . . . . . . . . .
  High-Yield ("Junk") Bonds. . . . . . . . . . . . . . . . . . . . . . . .
  Foreign Securities . . . . . . . . . . . . . . . . . . . . . . . . . . .
INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . .
  Fundamental Restrictions . . . . . . . . . . . . . . . . . . . . . . . .
  Non-fundamental Restrictions . . . . . . . . . . . . . . . . . . . . . .
  Interpretive Rules . . . . . . . . . . . . . . . . . . . . . . . . . . .
INVESTMENT ADVISER . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  Investment Advisory Agreement. . . . . . . . . . . . . . . . . . . . . .
  Investment Sub-Advisory Agreement. . . . . . . . . . . . . . . . . . . .
PORTFOLIO TRANSACTIONS, PORTFOLIO TURNOVER AND BROKERAGE . . . . . . . . .
DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . .
PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . .
FEDERAL TAX MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . .
SHARES OF STOCK. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
CUSTODY OF ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
DIRECTORS AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . .
  Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
LEGAL PROCEEDINGS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  Legal Counsel. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  Other Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .
  Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . .
APPENDIX A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .

                                 Exhibit D

                       Investment Advisory Agreement

                      INVESTMENT ADVISORY AGREEMENT

                                 between

                TRANSAMERICA VARIABLE INSURANCE FUND, IN

                                   and

              TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

                      INVESTMENT ADVISORY AGREEMENT

          This INVESTMENT ADVISORY AGREEMENT is made this _____ day of ___1996, between Transamerica Occidental Life Insurance Company, a California corporation ( Adviser ), and Transamerica Variable Insurance Fund, Inc., a Maryland corporation (the Fund ), that is authorized to issue shares of several investment portfolios ( Portfolios ), each Portfolio consisting of a separate series of shares of beneficial interest in the Fund.

          WHEREAS, Adviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the Advisers Act ); and

          WHEREAS, the Fund has been organized for the purpose of engaging in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act ) and desires to avail itself of the investment experience, assistance and facilities available to Adviser and to have Adviser perform for it various management and clerical services, and Adviser is willing to furnish such advice, facilities and services on the terms and conditions hereinafter set forth and, in connection with this Investment Advisory Agreement, to enter into a sub-advisory agreement with a sub-advisor approved by the Fund;

          NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, the parties hereto agree as follows:

          1. The Fund hereby employs Adviser to manage the investment and reinvestment of the assets of the Portfolios of the Fund in accordance with the limitations specified in the Fund s Articles of Incorporation and By-Laws, as amended from time to time (the Articles ) and in the Fund s prospectus (the
 Prospectus ) and the statement of additional information ( SAI ) filed with the Securities and Exchange Commission ( SEC ) as part of the Funds Registration Statement on Form N-1A, as amended from time to time, and to perform the other services herein set forth subject to the supervision of the Board of Directors of the Fund, for the period and on the terms herein set forth. Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation herein provided.

          2. In carrying out its obligations to manage the investment and reinvestment of the assets of the Portfolios of the Fund, Adviser shall:

                    (a) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policies of the Portfolios of the Fund, affecting the economy generally, and individual companies or industries the securities of which are included in each Portfolio s investment portfolio or are under consideration for inclusion therein and make such data and information reasonably available to the Board of Directors of the Fund at its request;

                    (b) develop and implement an investment program for each Portfolio of the Fund consistent with each Portfolio s investment objective, policies and limitations as stated in the Prospectus, SAI and Articles of the Fund, which shall be subject to the overall review from time to time of the Board of Directors of the Fund;

               (c) provide necessary personnel to assist the Board of Directors of the Fund in managing the affairs of the Fund;

                    (d) authorize and permit any of its directors, officers and employees, who may be elected as directors or officers of the Fund, to serve in the capacities in which they are elected;

                    (e) provide for all expenses and fees incurred by the sub-adviser as approved by the Board of Directors of the Fund.

          3. Any investment program undertaken by Adviser pursuant to this Agreement and any other activities undertaken by Adviser on behalf of the Fund shall at all times be subject to any directives of the Board of Directors of the Fund or any duly constituted committee thereof acting pursuant to like authority.

          4. Adviser understands that shares of the Portfolios will be sold to one or more separate accounts or sub-accounts of insurance companies as the funding medium for variable annuity contracts and variable life insurance policies ( variable products ); and that the variable products will not be treated as variable products for tax purposes if each Portfolio does not:

               (a) meet the diversification requirements specified in Section 817(h) of the
Internal Revenue Code of 1986, as amended (the Code ) and the regulations issued thereunder; and

               (b) qualify as a regulated investment company under Subchapter M of the Code and any successor provision.

          5. Adviser represents that it shall use its best efforts to manage and invest the Portfolios assets in such a manner, and to coordinate with the Portfolios accounting agent to ensure that:

               (a) each Portfolio complies with Section 817(h) of the Code, and the regulations issued thereunder, specifically Regulation Section 1.817-5, relating to the diversification requirements for variable annuity and variable life insurance contracts, and any amendments or other modifications to such Section or regulation;

                    (b) each Portfolio continuously qualifies as a regulated investment company under
Subchapter M of the Code and any successor provision; and

                    (c) any and all applicable state insurance law restrictions, as amended from time to time, on investments that operate to limit or restrict the investments that a Portfolio may otherwise make are complied with.

          6. For the services rendered hereunder, Adviser shall receive an amount for each valuation period of each Portfolio of the Fund, at the annual rate specified on Exhibit A hereto, such amount to be paid to Adviser monthly. For the purpose of determining fees payable to Adviser, the value of each Portfolio s net assets shall be computed at the time and in the manner specified in the Prospectus and/or SAI. No Portfolio of the Fund shall be liable for the obligations of any other Portfolio of the Fund. Advisor shall look only to the assets of a particular Portfolio for payment of fees and services rendered to that Portfolio. Advisor may, in its discretion and from time to time, waive all or a potion of its fees.

          7. With respect to the portfolio securities of each Portfolio of the Fund, Adviser shall purchase such securities from or through and sell such securities to or through such persons, brokers or dealers, as it may deem appropriate. Such persons, brokers or dealers may include those affiliated with Adviser. Securities orders will be placed with brokers or dealers selected for their ability to give the best execution at prices and commissions rates (if any) favorable to the Fund and, in some instances, for their ability to provide statistical, investment research and other services. As part of the process of brokerage allocation, Adviser is authorized to pay commissions which may exceed what another broker might have charged. To the extent that preference is given in the allocation of the Fund s portfolio business to those brokers and dealers which provide statistical, investment research, pricing quotations, or other services, the Fund will bear any cost of obtaining such services, and Adviser and other clients advised by Adviser may benefit from those services. Under the provisions of Section 28(e) of the Securities Exchange Act of 1934, Advisor must determine in good faith that the amount of a commission paid was reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of the particular transaction or Advisor s overall responsibilities with respect to accounts as to which it is exercising investment discretion.


          8. The services of Adviser to the Fund hereunder are not to be deemed exclusive and Adviser shall be free to render similar services to others so long as its services hereunder are not impaired or interfered with thereby.

          9. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Adviser who may also be a director, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business or to render services of any kind to any other corporation, firm, individual or association.

          10. Adviser agrees that it will maintain, or shall cause any sub-adviser or other designee to maintain all required records, memoranda, instructions or authorizations relating to the activities hereunder which are required to be maintained by the Fund pursuant to the 1940 Act and the rules and regulations thereunder. In compliance with Rule 31a-3 of the 1940 Act Adviser agrees to preserve for the periods described in Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act. All records maintained by Adviser with respect to these functions shall be open at all times to inspection and audit by authorized representatives of the Fund, and any or all such records shall be delivered to the Fund upon demand. Any records maintained by Adviser with respect to such investment functions are the property of the Fund.

          11. This Agreement shall be submitted for approval by the shareholders of the Portfolios and if then approved by a majority of the Portfolio s outstanding voting securities, this Agreement:

                    (a) shall continue in effect with respect to each Portfolio only so long as its continuance is specifically approved for each Portfolio annually by the Board of Directors of Fund (including a majority of the independent directors) as required by the 1940 Act or by shareholders of each Portfolio casting a majority of the votes entitled to be cast by shareholders;

                    (b) may not be terminated by Adviser with respect to each Portfolio without the prior approval of a new investment advisory agreement by the Portfolio s shareholders casting a majority of the votes entitled to be cast and shall be subject to termination without the payment of any penalty, on sixty days written notice, by the Board of Directors of the Fund or by vote of the Portfolio s shareholders casting a majority of the votes entitled to be cast;

                    (c) shall not be amended without prior approval by the Portfolio s shareholders casting a majority of the votes entitled to be cast; and

                    (d) shall automatically terminate in the event of its assignment by either party.

          12.  The Fund shall pay:
                    (a) brokers commissions in connection with portfolio asset transactions to which the Fund is a party;

                    (b) all taxes, including issuance and transfer taxes, which may become payable to federal, state or other governmental entities, with respect to the operation of the Portfolios of the Fund;

                    (c)  all legal and auditing fees;

                    (d) all extraordinary expenses which may be incurred by or on behalf of the Fund in connection with matters not in the ordinary course of business;

                    (e) provide for expenses (including all fees) incurred in connection with the registration and qualification of the Portfolios of the Fund under the 1940 Act, the Securities Act of 1933 and state laws;

                    (f) provide for the charges and expenses of any custodian or depository appointed for the safekeeping of the cash, securities or other property of the Portfolios of the Fund; and

                    (g) bear the expenses of calling and holding of meetings of shareholders, the fees and expenses of members of the Board of Directors of the Fund, and all ordinary expenses incurred in the ordinary course of business.

          13. (a) In providing the Portfolios of the Fund with investment advice and other services as herein provided, neither Adviser nor any officer, director, employee or agent thereof shall be held liable by the Portfolios or any shareholder, director, or officer thereof or stockholders for errors of judgment or for anything except willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the terms of this agreement.

                    (b) The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund may have under any federal securities laws.

          14. Adviser hereby agrees that while this agreement is in effect, it will not amend its articles of incorporation or by-laws in a manner which would impair the ability to provide business management services and investment advice to the Portfolios of the Fund.

          15. Any notice under this agreement shall be given in writing, addressed and delivered, or mailed postpaid to:

          Adviser: Transamerica Occidental Life Insurance Company Corporate Secretary
               1150 South Olive Street
               Los Angeles, California 90015

          Fund:     Transamerica Variable Insurance Fund, Inc.
                    Corporate Secretary
               1150 South Olive Street
               Los Angeles, California 90015

          16. This agreement shall be construed in accordance with the laws of the State of
California, and is subject to the provisions of the Advisers Act, the 1940 Act and the rules and regulations of the Securities and Exchange Commission.

          17. Waiver by either party of any obligations of the other party does not constitute a waiver of any other or other obligation of the other party.

          18. The singular of any word used in this agreement includes the plural. Unless otherwise indicated herein, terms and phrases used in this Agreement shall have the meaning ascribed to them in the 1940 Act, the Advisers Act and the rules and regulations promulgated thereunder.

          All rights, powers and privileges confer-red hereunder upon the parties shall be cumulative and shall not restrict those given by law.

          This agreement contains the entire agreement of the parties hereto and no prior representation inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect.


          This agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall constitute but one and the same contract, which shall be sufficiently evidenced by any such original counterpart.

          IN WITNESS WHEREOF. the parties hereto have caused this Agreement to be signed by their respective officials thereunto duly authorized as of the day and year first above written.


TRANSAMERICA VARIABLE              TRANSAMERICA OCCIDENTAL LIFE
INSURANCE FUND, INC.               INSURANCE COMPANY


By                            By
          President                     President


By                            By
          Secretary                     Secretary

Exhib  it A
to th                               e
Inves                   tment Advisory Agreement
betwe                              en
Transamerica Occidental life Insurance Company (the Adviser ) and
             Transamerica Variable Insurance Fund, Inc. (the Fund )


Pursuant to Section 6 of this Agreement, the Fund shall pay Adviser compensation at an effective annual rate as follows:


          Name of Portfolio        Annual Rate of Compensation
          Growth Portfolio     0.75 of 1% of the value of the Portfolios average
                                        daily net assets

                                    Exhibit E

Investment Sub-Advisory Agreement

INVESTMENT SUB-ADVISORY AGREEMENT

between

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

and

TRANSAMERICA INVESTMENT SERVICES, INC.

INVESTMENT SUB-ADVISORY AGREEMENT

               TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY, a California corporation ( Adviser ), and TRANSAMERICA INVESTMENT SERVICES, INC., a Delaware corporation ( Sub-Adviser ), agree as follows:

               WHEREAS, Sub-Adviser is engaged in business as an investment advisor and is so registered as an advisor under the federal Investment Advisers Act of 1940 (the Advisers Act ), and Adviser desires to avail itself of the investment experience of Sub-Adviser and to have Sub-Adviser furnish certain investment advisory services to the Growth Portfolio (the Portfolio ) of the Transamerica Variable Insurance Fund, Inc. (the
 Fund ), and such other portfolios of the Fund as the Fund may establish in the future (the Portfolios ), in connection with the Advisory Agreement, a copy of which is attached hereto as Exhibit A, and Sub-Adviser is willing to furnish such advice and services on the terms and conditions hereinafter set forth;

               NOW, THEREFORE, in consideration of the above-referenced facts and their mutual promises, the parties agree as follows:

1.        ADVICE AND OTHER SERVICES
               (a) Sub-Adviser shall, to the extent required in the conduct of the investment activities of the Portfolios, place at the disposal of the Portfolios, its judgment and experience and develop and implement an investment program for each Portfolio consistent with each Portfolio s investment objective, policies and limitations as stated in the Fund s Articles of Incorporation and By-Laws, as amended from time to time (the
 Articles ), and in the Funds prospectus (the Prospectus ) and statement of additional information ( SAI ) filed with the Securities and Exchange Commission ( SEC ) as part of the Funds Registration Statement on Form N- 1A, as amended from time to time, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms herein set forth. Sub-Adviser shall also, from time to time, furnish to and place at the disposal of Adviser and the Fund such reports and information relating to industries, businesses, corporations, or securities as may be reasonably required by Adviser or the Fund or as Sub-Adviser may deem to be helpful to Adviser or the Fund in the administration of the Portfolios assets.

               (b) Sub-Adviser agrees to use its best efforts in providing such advice and recommendations and in the preparation of such reports and information, and for this purpose Sub-Adviser shall at all times maintain a staff of officers and other trained personnel for the performance of its obligations under this agreement. Sub-Adviser may, at its expense, employ other persons to furnish to Sub-Adviser statistical and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance.

               (c) Adviser will, on a ongoing basis, notify Sub-Adviser of every change in the fundamental and non-fundamental investment policies of the Portfolios and will make available to Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Prospectus, SAI, and the Articles and such other financial reports and proxy statements of the Portfolios as Sub-Adviser shall require.

               (d) Sub-Adviser shall take, on behalf of the Portfolios, all actions which it deems necessary to implement each Portfolio s investment objective, policies and limitations as stated in the Funds Prospectus, SAI and the Articles and in compliance with the 1940 Act subject to the supervision of Adviser and the Board of Directors of the Fund. To that end Sub-Adviser is authorized as the agent and attorney-in-fact of Adviser and the Fund to give instructions as to deliveries of securities and to execute account documentation agreements, contracts and other documents as Sub-Adviser may be required to sign by brokers, dealers, counterparties, and other persons in connection with the management of the assets of the Portfolios. Selection of the brokers or dealers with whom transactions are executed and negotiation of commission rates will be made by Sub-Adviser, subject to the supervision of Adviser and the Board of Directors of the Fund.

               (e) Securities orders will be placed with brokers or dealers selected for their ability to give the best execution at prices and commissions rates (if any) favorable to the Fund and, in some instances, for their ability to provide statistical, investment research and other services. As part of the process of brokerage allocation, Sub-Adviser is authorized to pay commissions which may exceed what another broker might have charged. To the extent that preference is given in the allocation of the Fund s portfolio business to those brokers and dealers which provide statistical, investment research pricing quotations, or other services, the Fund will bear any cost of obtaining such services, and Sub-Adviser and other clients advised by Sub-Adviser may benefit from those services. Under the provisions of Section 28(e) of the Securities Exchange Act of 1934, Sub-Adviser must determine in good faith that the amount of a commission paid was reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of the particular transaction or Sub-Advises overall responsibilities with respect to accounts as to which it is exercising investment discretion. All such actions are subject to the limitations as set out in Section 6.

2.                  ALLOCATION OF CHARGES AND EXPENSES
          Sub-Adviser shall furnish at its own expense executive, supervisory and other personnel and services, office space, equipment, utilities and telephone services in connection with supplying the investment advisory, statistical and research services contemplated by this agreement.

3.        COMPENSATION TO SUB-ADVISER
          Adviser agrees to pay to Sub-Adviser and Sub-Adviser agrees to accept as full compensation for all services rendered hereunder, a fee paid quarterly in arrears and to be calculated as a percentage of the average daily net assets of each Portfolio during the previous quarter at the annual rate specified in Exhibit B hereto. For the purpose of determining fees payable to Sub-Adviser, the value of each Portfolio s net assets shall be computed at the time and in the manner specified in the Prospectus and/or SAI. No Portfolio shall be liable for the obligations of any other Portfolio. Sub-Adviser shall look only to the assets of a particular Portfolio for payment of fees and services rendered to that Portfolio. Sub-Adviser may, in its discretion and from time to time, waive all or a portion of its fees.

4.                   DURATION AND TERMINATION
          This Agreement shall be submitted for approval by the shareholders of the Portfolios and if then approved by a majority of the Portfolio s outstanding voting securities, this Agreement:

          (a) shall continue in effect with respect to each Portfolio only so long as its continuance is specifically approved for each Portfolio annually by the Board of Directors of Fund as required by the 1940 Act or by shareholders of each Portfolio casting a majority of the votes entitled to be cast by shareholders;

          (b) may not be terminated by Adviser with respect to each Portfolio without the prior approval of a new investment sub-advisory agreement by the Portfolio s shareholders casting a majority of the votes entitled to be cast and shall be subject to termination without the payment of any penalty, on thirty
(30) days written notice, by the Board of Directors of the Fund or by vote of the Portfolio s shareholders casting a majority of the votes entitled to be cast, and will terminate upon two (2) days written notice to Sub-Adviser of termination of the Advisory Agreement between Adviser and the Fund;

          (c) shall not be amended without prior approval by the Portfolio s shareholders casting a majority of the votes entitled to be cast; and
          (d) shall automatically terminate in the event of its assignment by either party.

          Notice of termination will be effective the day after the notice is deposited, postage prepaid, registered or certified mail., return receipt requested, in the mail addressed to the other party s address as set forth in
Section 14 or such other more recent address, or if the mail is not used, the day it is delivered to the other party s last known address or to an officer of Adviser or of Sub-Adviser, as the case may be.

5.                   COMPLIANCE WITH THE FUND S POLICIES
          Sub-Adviser covenants and agrees that the investment planning, investment advice and services that it furnishes Adviser will be in accordance with the investment objective, policies, and limitations of each Portfolio as set forth in the Funds Prospectus, SAI and Articles and shall be in compliance with the 1940 Act.

6.        TAX AND OTHER COMPLIANCE
          (a) Sub-Adviser understands that shares of the Portfolios will be sold to one or more separate accounts or sub-accounts of insurance companies as the funding medium for variable annuity contracts and variable life insurance policies ( variable products ); and that the variable products will not be treated as variable products for tax purposes if each Portfolio does not:

                    1.   meet the diversification requirements specified in
Section 817(h) of the
Internal Revenue Code of 1986, as amended (the Code ) and the regulations issued thereunder; and

                    2. qualify as a regulated investment company under Subchapter M of the Code and any successor provision.

          (b) Sub-Adviser represents that it shall use its best efforts to manage and invest the Portfolios assets in such a manner and, with regard to its duties under this Agreement, ensure that:

               1. each Portfolio complies with Section 817(h) of the Code, and the regulations issued thereunder, specifically Regulation Section 1.817-5, relating to the diversification requirements for variable annuity and variable life insurance contracts, and any amendments or other modifications to such Section or regulation;

               2. each Portfolio continuously qualifies as a regulated investment company under Subchapter M of the Code and any successor provision; and

               3. any and all applicable state insurance law restrictions, as amended from time to time, on investments that operate to limit or restrict the investments that a Portfolio may otherwise make are complied with.

7.        RECORDS
          (a) Sub-Adviser agrees that it will maintain all required records, memoranda, instructions or authorizations relating to the acquisition or disposition of assets of the Fund, including all books and records required to be maintained by the 1940 Act and the rules and regulations thereunder. In compliance with Rule 31a-3 of the 1940 Act, Sub-Adviser agrees to preserve for the periods described in Rule 31a-2 under the 1940 Act any records that it maintains for the Portfolios and that are required to be maintained by Rule 31a-1 under the 1940 Act. All records maintained by Sub-Adviser with respect to these functions shall be open at all times to inspection and audit by Advises and/or the Funds authorized representatives, and any or all such records shall be delivered to the Fund upon demand. Any records maintained by Sub-Adviser with respect to such investment functions are the property of the Fund.

          (b) Sub-Adviser shall assist and provide operational support in the audit of any records with respect to the services provided hereunder by Advises auditors, its firm of
 CPA s the Insurance Department
of any state, or upon the request of any governmental agency (local, municipal, county, state or federal).  Copies
of any files will be provided at cost.

          (c) Sub-Adviser shall provide, upon Advises request any records which are necessary to file any report required by any federal, state or local government or agency. If such records are not timely provided, Sub-Adviser will pay any costs incur-red by Adviser in compiling the necessary documentation.

          (d) The terms and conditions of any records generated by this agreement are confidential and shall be treated as such by Sub-Adviser and its employees.

8.        INFORMATION
          Adviser agrees that it will furnish to Sub-Adviser any information that Sub-Adviser may reasonably request with respect to the services performed or to be performed by Sub-Adviser under this agreement.

9.        LIABILITY OF SUB-ADVISER
          In providing the Portfolios with investment advice and other services as herein provided, neither Sub-Adviser nor any officer, director, employee or agent thereof shall be held liable by Adviser, the Fund, the Portfolios or any shareholder, director, or officer thereof or stockholders for errors of judgment or for anything except willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the terms of this agreement.

          It is further understood and agreed that Sub-Adviser may rely upon information furnished to it reasonably believed to be accurate and reliable.

          The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which Adviser or the Fund may have under any federal securities laws.

10.       STATUS OF SUB-ADVISER
          Except  as  expressly   provided  or  authorized  in  this  agreement,
Sub-Adviser shall have no authority to act for or represent Adviser or the Fund.

11.       CORPORATE AUTHORITY
          Sub-Adviser hereby certifies that it has full corporate power to enter into this agreement and perform its obligations thereunder, that such performance would not give rise to any violation of any other contract with respect to it or any of its subsidiaries or affiliated companies, and that the officer executing such agreement has full authority and right to do so.
          Sub-Adviser agrees that while this agreement is in effect, it will not amend its articles of incorporation or by-laws in a manner which would impair the ability to provide business management services and investment advice to the Portfolios.

12.                 DEPARTMENT OF INSURANCE APPROVAL
          This agreement is executed by the parties with the understanding that it may be subject to the approval of or non-disapproval of the California Department of Insurance. In the event said approval or non- disapproval is not obtained or the Insurance Department disapproves this agreement Adviser shall have the unqualified right to terminate this agreement without any penalty.

13.                 NOTICE
          Any notice under this agreement shall be given in writing, addressed and delivered, or mailed postpaid to:

          Adviser:               Transamerica Occidental Life Insurance Company
                                   Corporate Secretary
                                   1150 South Olive Street
                                   Los Angeles, California 90015


          Sub-Adviser:             Transamerica Investment Services, Inc.
                                   Corporate Secretary
                                   1150 South Olive Street
                                   Los Angeles, California 90015

14.       APPLICABLE LAW
          This agreement shall be construed in accordance with the laws of the State of California, and is subject to the provisions of the Advisers Act, the 1940 Act and the rules and regulations of the Securities and Exchange Commission.

15.       WAIVER
          Waiver by either party of any obligations of the other party does not constitute a waiver of any further or other obligation of the other party.

16.       MISCELLANEOUS
          The singular of any word used in this agreement includes the plural.

          Unless otherwise indicated herein, terms and phrases used in this Agreement shall have the meaning ascribed to them in the 1940 Act, the Advisers Act and the rules and regulations promulgated thereunder.

          All rights, powers and privileges conferred hereunder upon the parties shall be cumulative and shall not restrict those given by law.

          This agreement contains the entire agreement of the parties hereto and no prior representation, inducements, bonuses or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect.

          This agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall constitute but one and the same contract, which shall be sufficiently evidenced by any such original counterpart.

          The captions used in this agreement are solely for the convenience of the parties hereto and such captions do not constitute a part of this agreement.

IN WITNESS WHEREOF, the parties have caused the signatures of their duly authorized officers to be hereto affixed.

TRANSAMERICA OCCIDENTAL LIFE       TRANSAMERICA INVESTMENT
  INSURANCE COMPANY                     SERVICES, INC.


By:                                By:

Title:                                  Title:


By:                                By:

Title:                                  Title:

Exhibit A
                                Investment Advisory Agreement

Exhibit B
  to the
   Investment Sub-Advisory Agreement
between
   Transamerica Occidental life Insurance Company ( Adviser ) and
     Transamerica Investment Services, Inc.. ( Sub-Adviser )


Pursuant to Section 3 of this Agreement, Adviser shall pay Sub-Adviser compensation at an effective annual rate as follows:

          Name of Portfolio             Annual Rate of Compensation
          Growth Portfolio     0.30 of 1% of the Portfolio s average daily net
                               assets up
                              to $50 million; plus

                         0.25 of 1% of the Portfolio s average daily net assets
                              from $50 million to $200 million; plus

                      0.20 of 1% of the Portfolio s average daily net assets of
                              $200 million or more.

Exhibit F

                            Form of Proxy

NOTICE
IT IS ESSENTIAL THAT YOU COMPLETE THIS PROXY AND RETURN
IT IMMEDIATELY IN THE POSTPAID RETURN ENVELOPE PROVIDED.
THANK YOU, TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

Please fold and detach card at perforation before mailing


TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY NOTICE OF SPECIAL MEETING OF CONTRACT OWNERS - OCTOBER 30, 1996 SOLICITED BY ORDER OF THE BOARD OF MANAGERS OF TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND C
     A special meeting of owners of Individual Equity Investment Fund Contracts ("Contract owners") issued by Transamerica Occidental Life Insurance Company ("Transamerica") in connection with Transamerica Occidental's Separate Account Fund C ("Old Account C") will be held at Transamerica's home office in the conference room on floor 27 at 1150 South Olive, Los Angeles, California 90015, on October 30, 1996, at 9:00 a.m., Pacific Standard Time.
     Receipt of the Notice of Meeting and Proxy Statement accompanying this Proxy is acknowledged by the undersigned. These proposals are discussed in detail in the attached Proxy Statement/Prospectus.

Please vote, date, sign and return this Proxy.

Please sign exactly as your name appears at left. If signing is by attorney, executor, administrator or guardian, please give full title.

Date:_________________, 1996

Signature:_________________________

BE CERTAIN TO SIGN YOUR PROXY
Please return your signed and dated Proxy promptly by using the enclosed envelope.

Only Contract Owners of record at the close of business on September 25, 1996, will be entitled to vote at the meeting.

Please indicate vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. Do not use red ink. This Proxy, when properly executed, will be voted in the manner directed herein by the Owner signing this Proxy. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2(a), (c), and (d).

1. To APPROVE an Agreement and Plan of Reorganization (the "Agreement") and related transactions (together, the Agreement and related transactions are the "Reorganization") whereby Old Account C, presently a management investment company, would be converted into a unit investment trust, Transamerica Occidental Separate Account C, by transferring all of Old Account C's securities and other investments to the Growth Portfolio of Transamerica Variable Insurance Fund, Inc. (the "Fund") in exchange for shares of the Growth Portfolio of the Fund of equal value as described in the accompanying Proxy Statement/Prospectus:

     FOR       AGAINST        ABSTAIN

2.   To instruct Transamerica regarding the following:

     (a)  TO ELECT to the Fund's Board of Directors the following nominees:

          Donald E. Cantlay, Richard N. Latzer, DeWayne W. Moore, Gary U. Rolle', Peter J. Sodini

FOR all nominees listed                      WITHHOLD
(except as marked to the contrary at left)             AUTHORITY
                                   to vote for all nominees listed at left

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

--------------------------------------

     (b) TO APPROVE a proposed Investment Advisory Agreement between the Fund and Transamerica; and

          FOR       AGAINST        ABSTAIN

     (c) TO APPROVE a proposed Investment Sub-Advisory Agreement between Transamerica and Transamerica
          Investment Services, Inc.

          FOR       AGAINST        ABSTAIN

     (d) TO RATIFY the selection of Ernst & Young as independent auditors of the Fund;

          FOR       AGAINST        ABSTAIN

3. TO ACT upon any other business which may properly come before the meeting or any adjournment thereof.

                                                      PART B

                                        STATEMENT OF ADDITIONAL INFORMATION

                Transamerica Occidental's Separate Account Fund C

                                        STATEMENT OF ADDITIONAL INFORMATION
                                                  October 9, 1996









         This Statement of Additional Information is not a prospectus. The Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement of Transamerica Occidental's Separate Account Fund C dated October 9, 1996. That document may be obtained by writing Transamerica Occidental Life Insurance Company, 1150 South Olive, Los Angeles, CA 90015-2211 or by telephoning 1-800-258-4260, ext. 5550.











                                                 TABLE OF CONTENTS


Exhibit A -Transamerica Occidental's Separate Account Fund C Statement of
Additional Information (April 26, 1996)..................................

Exhibit B -Transamerica Occidental's Separate Account Fund C Semi-Annual Report
(June 30, 1996)...........................................................

Exhibit C - Growth Portfolio of Transamerica Variable Insurance Fund, Inc.
Statement of Additional Information (October 7, 1996).......................

         Additional Information About Old Account C

                  Additional information regarding Transamerica Occidental's Separate Account Fund C ("Old Account C") is found in the Statement of Additional Information to Old Account C's Registration Statement on Form N-3 filed with the Securities and Exchange Commission as Post-Effective Amendment No. 42 on April 26, 1996 (File Nos. 2-36250; 811-2025). This Statement
                  of Additional Information is attached hereto as Exhibit A.

         Additional Information About the Fund

                  Additional information regarding the Growth Portfolio of Transamerica Variable Insurance Fund, Inc. (the "Fund") is found in the Statement of Additional Information to the Fund's Pre-Effective Amendment to its Registration Statement on Form N-1A filed with the Securities and Exchange Commission on September 12, 1996 (File No. 33-98984). That Statement of Additional Information is attached hereto as Exhibit C.

         Financial Statements

                  Financial statements regarding Old Account C dated December 31, 1995 are included in the Statement of Additional Information provided in Exhibit A. Unaudited financial statements regarding Old Account C dated June 31, 1996 are included in the Semi-Annual Report of Old Account C provided in Exhibit B.

                                                     Exhibit A

                Transamerica Occidental's Separate Account Fund C
                                        Statement of Additional Information

                       STATEMENT OF ADDITIONAL INFORMATION
                                       for
                Transamerica Occidental's Separate Account Fund C

                   Individual Equity Investment Fund Contracts
                For Non-Tax Deferred Individual Retirement Plans

           1150 South Olive Street, Los Angeles, California 90015-2211

         This Statement of Additional Information is not a Prospectus, but should be read with the Prospectus for Transamerica Occidental's Separate Account Fund C (the "Fund"). A copy of the Prospectus may be obtained by writing to the company at the above address or from a Company's agent.





                        The          date  of  this   Statement  of   Additional
                                     Information  is May 1, 1996 The date of the
                                     Prospectus is May 1, 1996

                                                 TABLE OF CONTENTS

                                                                  Cross
                                                                Reference
                                                              to Prospectus
                                            Page                  Page

General Information and History............  -2-                    9
Investment Objectives and Policies.........  -2-                    9
Management.................................  -4-                   10
Investment Advisory and Other Services.....  -5-                   10
Brokerage Allocations......................  -6-
Underwriter................................  -6-
Annuity Payments...........................  -7-                   13
Federal Tax Matters........................  -8-
Financial Statements.......................  -9-



                                          GENERAL INFORMATION AND HISTORY

         Transamerica Occidental Life Insurance Company (the "Company") was formerly known as Occidental Life Insurance Company of California. The name change occurred approximately on September 1, 1981.

         The Company is wholly-owned by Transamerica Insurance Corporation of California, which is in turn wholly-owned by Transamerica Corporation.
Transamerica Corporation is a financial services organization which engages through its subsidiaries in consumer lending, commercial lending, leasing, life insurance, real estate services and asset management.

         On October 16, 1969, the Company invested $1,000,000 in Transamerica Occidental's Separate Account Fund C (the "Fund") pursuant to California law. The Company has stated to the Board of Managers (the "Board") that it intends to maintain a minimum of $100,000 in the Fund. However, consistent with applicable law it may withdraw amounts above $100,000 or increase its investment. On December 31, 1995, the Company's share in the Fund was approximately 74% of the total Contract Owner's equity. It will not vote on any matter in connection with its investment.

                                        INVESTMENT OBJECTIVES AND POLICIES

         Certain investment policies are described on page 9 of the Prospectus for the Fund. Other policies and investment restrictions which are fundamental to the Fund are:

                  Borrowings will not be made except as a temporary measure for extraordinary or emergency purposes provided that such borrowings shall not exceed 5% of the value of the Fund's total assets.

                  Securities of other issuers will not be underwritten provided that this shall not prevent the purchase of securities the sale of which may result in the Fund being deemed to be an "underwriter" for purposes of the Securities Act of 1993.

                  Investments will not be concentrated in any one industry nor will more than 25% of the value of the Funds assets be invested in issuers all of which conduct their principal business activities in the same general industry.

                  The purchase and sale of real estate or interests in real estate is not intended as a principal activity. However, the right is reserved to invest up to 10% of the value of the assets of the Fund in real properties, including property acquired in satisfaction of obligations previously held or received in part payment on the sale of other real property owned.

                  The purchase and sale of commodities or commodity contracts will not be engaged in.

                  Loans may be made but only through the acquisition of all or a portion of an issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased for investment by institutional investors, whether publicly or privately distributed. (It is not presently intended to invest more than 10% of the value of the Fund in privately distributed loans. Furthermore, it is possible that the acquisition of an entire issue may cause the Fund to be deemed "underwriter" for purposes of the Securities Act of 1993.) The securities of the Fund may also be loaned provided that any such loan is collateralized with cash equal to or in excess of the market value of such securities. (It is not presently intended to engage in the lending of securities.)

                  The Fund does not intend to issue senior securities.

                  The Fund does not intend to write put and call options.

                  Purchases of securities on margin may not be made, but such short-term credits as may be necessary for the clearance of purchases and sales of securities are permissible. Short sales may not be made and a short position may not be maintained unless at all times when a short position is open and the fund owns at least an equal amount of such securities or securities currently exchangeable, without payment of any further consideration, for securities of the same issue as, and at least equal in amount to, the securities sold short (generally called a "short sale against the box") and unless not more than 10% of the value of the Fund's net assets is deposited or pledged as collateral for such sales at any one time.

         None of the above fundamental policies may be changed unless authorized by a majority vote of Contract Owners.

Portfolio Turnover Rate

         Changes will be made in the portfolio if such changes are considered advisable to better achieve the Fund's investment objective of long term capital growth. Generally, long-term rather than short-term investments will be made and trading for short-term profits is not intended. However, it should be recognized that although securities will initially be purchased with a view to their long-term potential, a subsequent change in the circumstances of a particular company or industry or in general economic conditions may indicate that a sale of a security is desirable. It is anticipated that annual portfolio turnover should not exceed 75%. However, stocks being sold to meet redemptions and changes in market conditions could result in portfolio activity greater than anticipated. The portfolio turnover rates for 1993, 1994 and 1995 were 42.04%, 30.84% and 18.11%, respectively.

                                                    MANAGEMENT

         Board of Managers and Officers of the Fund are:
                               Positions and Offices
Name, Age and Address**            with the Fund                 Principal Occupation During the Past Five Years
Donald E. Cantlay (74)         Board of Managers              Director, Managing General Partner of Cee 'n' Tee Company;
                                                              Director of California Trucking Association and Western Highway
                                                              Institute; Director of FPA Capital Fund and FPA New Income
                                                              Fund.

Richard N. Latzer (59)*               Board of Managers         President, Chief Executive Officer and Director of Transamerica
                                                                Investment Services, Inc.; Senior Vice President and Chief
                                                                Investment Officer of Transamerica Corporation.

DeWayne W. Moore (82)          Board of Managers              Retired Senior Vice President, Chief Financial Officer and Director
                                                              of Guy F. Atkinson Company of California; Director of FPA
                                                              Capital Fund and FPA New Income Fund.

Gary U. Rolle (54)*            Chairman, Board of Managers   Director of Transamerica Investors, Inc; Director, Executive Vice
                                                             President and Chief Investment Officer of Transamerica Investment
                                                             Services, Inc.; Director and Chief Investment Officer of
                                                             Transamerica Occidental Life Insurance Company.

Peter J. Sodini (55)           Board of Managers              Associate, Freeman Spogli & Co. (a private Investor); President and
                                                              Chief Executive Officer, Purity Supreme, Inc. (a supermarket).
                                                              President and Chief Executive Officer, Quality Foods International
                                                              (supermarkets); Director Pamida Holdings Corp. (a  retail
                                                              merchandiser) and Buttrey Food and Drug Co. (a supermarket).

Barbara A. Kelley (42)         President                      President, Chief Operating Officer and Director of Transamerica
                                                              Financial Resources, Inc. and President and Director of
                                                              Transamerica Securities Sales Corporation, Transamerica Advisors,
                                                              Inc., Transamerica Product, Inc., Transamerica Product, Inc. I,
                                                              Transamerica Product, Inc. II, Transamerica Product, Inc. IV, and
                                                              Transamerica Leasing Ventures, Inc.

Regina M. Fink (40)            Assistant Secretary          Counsel  of Transamerica Occidental Life Insurance Company

Paul Norris (48)               Vice President                 Vice President and Actuary of Transamerica Life Insurance and
                                                              Annuity Company and Transamerica Occidental Life Insurance
                                                              Company.

Sally S. Yamada (45)           Treasurer and                  Vice President and Treasurer of Transamerica Occidental
                               Assistant Secretary           Life Insurance Company and Treasurer of Transamerica Life
                         Insurance and Annuity Company.

Thomas M. Adams (60)           Secretary                      Partner in the law firm of Lanning, Adams & Peterson.


     * These members of the Board are or may be interested persons as defined by
     Section 2(a) (19) of the 1940 Act. ** The mailing address of each Board member and officers is Box 2438, Los Angeles, California 90051.

         The principal occupations listed above apply for the last five years, except Regina Fink who, prior to 1994 was Vice President and Counsel for Colonial Management Associates, Inc. However, in some instances, occupation listed above is the current position. Prior positions with the same company or affiliate are not indicated.

         Messrs. Cantlay, Moore, and Soldini are not parties to either the Investment Advisory Agreement or the
Investment Services Agreement nor are they interested persons of any such party.

Remuneration of Board of Managers, Officers and Employees of the Fund

         The following table shows the compensation paid during the most recently completed fiscal year to all directors of the Fund by the Company pursuant to its Investment Advisory Agreement with the Fund .

                                                                                               Total
                                                                  Pension or               Compensation
                                        Aggregate                 Retirement              From Registrant
                                      Compensation             Benefits Accrued              and Fund
           Name of Person                 From                  As Part of Fund           Complex Paid to
              Position             Registrant/Company              Expenses                  Managers#

         Donald E. Cantlay               $1,000                        *                      $6,000
         Board of Managers

         Richard N. Latzer                 -0-                         +                        -0-
         Board of Managers

         DeWayne W. Moore                $1,000                        *                      $6,250
         Board of Managers

         Gary U. Rolle                     -0-                         +                        -0-
         Chairman, Board of Managers

         Peter J. Sodini                 $1,000                        *                      $6,250
         Board of Managers


         No member of the Board, no Officer, no other individual affiliated with the Fund and no person affiliated with any member of the Board, the Company or any Contract Owner is expected to receive aggregate remuneration in excess of $1,000 from the Company during its current fiscal year by virtue of services rendered to the Fund. Members of the Board, Officers or other individuals affiliated with the Fund, who are also Officers, Directors or employees of the Company, are notentitled to any compensation from the Fund for their services to the Fund.

--------------------------------

* None of the members of the Board of Managers currently receives any pension or retirement benefits from the Company due to services rendered to the Fund and thus will not receive any benefits upon retirement from the Fund.

+ Will receive Pension/Retirement benefits as an employee of Transamerica Investment Services, Inc. .

# During 1995, each of the Board members was also a member of the Board of Transamerica Occidental's Separate Account Fund B and of Transamerica Income Shares, Inc., a closed-end management company advised by Transamerica Investment Services, Inc. Mr. Rolle' is a director of Transamerica Investors, Inc.




                                      INVESTMENT ADVISORY AND OTHER SERVICES

         The Company is the investment adviser to the Fund.

         The Company provides investment management to the Fund pursuant to an investment Advisory Agreement between the Company and the Fund, and Transamerica Investment Services provides investment advice. The annual charge for such services is 0.3% of the value of the Fund. In the past three years the Fund paid the Company $45,993 in 1993, $49,288 in 1994, and $67,198 in 1995.

         The Company performs all record keeping and administrative functions related to the Contracts and each Participant;s account, including issuing Contracts, valuing Participant's accounts, making Annuity payments and other administrative functions. In addition, the Company supplies or pays for occupancy and office rental, clerical and bookkeeping, accounting, legal fees, registration and filing fees, stationery, supplies, printing, salaries and compensation of the Fund's Board and its officers, reports to Contract Owners, determination of offering and redemption prices and all ordinary expenses incurred in the ordinary course of business.

         Boston Safe Deposit and Trust Company of California, 1 Embarcadero Center, San Francisco, California
94111-9123, is the Fund's custodian of the Securities. Boston Safe Deposit and Trust Company of California holds the securities for the Fund. The Company pays all fees for this service.

         The financial statements of the Company and the Fund included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, whose reports on such financial statements are included elsewhere herein. Ernst & Young LLP's address is 515 South Flower Street, Los Angeles, California 90071. The financial statements audited by Ernst & Young LLP have been included in reliance on their reports given on their authority as experts in accounting and auditing.

                                               BROKERAGE ALLOCATIONS

         The Company and Transamerica Investment Services, Inc. ("Investment Services") have no formula for brokerage business distribution for purchases and sale of portfolio securities of the Fund. The primary objective is to place orders for the most favorable prices and execution. Investment Services will engage only those brokers whose commissions it believes to be reasonable in relation to the services provided. The overall reasonableness of commissions paid will be evaluated by rating brokers primarily on price, and such general factors as execution capability and reliability, quality of research (including quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional nature of the broker), financial standing, as well as net results of specific transactions, taking into account such factors as promptness, size of order and difficulty of execution. To the extent such research services are used, it would tend to reduce the Company and Investment
Services   expenses.   However,   there  is  no  intention  to  place  portfolio
transactions for services performed by a broker in furnishing statistical data and research, and thus such services are not expected to significantly reduce expenses. During 1994, commissions were fully negotiated and paid on a best execution basis. In 1993, 1994 and 1995 respectively, brokerage commissions were
 .07%, .02%, and .01% of average assets, and the aggregate dollar amounts were $10,058, $3,500, and $1,960 respectively.

         Investment Services furnishes investment advice to the Fund as well as other institutional clients. Some of Investment Services' other clients have investment objectives and programs similar to those of the Fund. For example,
Investment Services also advises Transamerica Occidental Life Insurance Company's Separate Account Fund B, which has a practically identical portfolio as Fund C. Accordingly, occasions may arise when sales or purchases of securities which are consistent with the investment policies of more than one client come up for consideration by Investment Services at the same time. When two or more clients are engaged in the simultaneous sale or purchase of securities, Investment Services will allocate the securities in question so as to be equitable as to each client. Investment Services will effect simultaneous purchase or sale transactions only when it believes that to do so is in the best interest of the Fund, although such concurrent authorizations potentially may, in certain instances, be either advantageous or disadvantageous to the Fund. Investment Services has advised the Fund's Board regarding this practice, and will report to them on a periodic basis concerning its implementation.

                                                    UNDERWRITER

         Transamerica Financial Resources, Inc. (the "Underwriter") is located at 1150 South Olive Street, Los
Angeles, California 90015-2211. The Underwriter is registered with the Securities and Exchange Commission and the National Association of Securities Dealers as a broker-dealer.

         The past three years, the Underwriter received from the sales of the Fund's Contracts total payments of $1,148 in 1993, $873 in 1994, and $282 in 1995.

                                                 ANNUITY PAYMENTS

Amount of First Annuity Payment

         ANNUAL DEPOSIT AND DEFERRED CONTRACTS:

         At a Participant's selected Retirement Date, the Accumulation Account Value based on the Accumulation Unit value established on the last Valuation date in the second calendar month preceding his/her Retirement Date is applied to the appropriate Annuity Conversion Rate under the Contract, according to the Participant's, and any joint annuitant's, attained age at nearest birthday and the selected form of Annuity, to determine the dollar amount of the first Variable Annuity payment. The Annuity Conversion rates are based on the following assumptions: (i) Investment earnings at 3.5% per annum, and (ii) Mortality - The Annuity Table for 1949, ultimate three year age setback.

         IMMEDIATE CONTRACT:

         The Net Deposit applicable under the Contract is applied to the Annuity Conversion Rate for this Contract by the Company according to the Participant's, and any joint annuitant's, attained age at nearest birthday and selected form of Annuity, to determine the dollar amount of the first Variable Annuity payment. The Annuity Conversion Rates are based on the following assumptions: (i) Investment earnings at 3.5% per annum, and (ii) Mortality - The Annuity Table for 1949, two year age setback.

Amount of Subsequent Annuity Payments

         The amount of a Variable Annuity payment after the first is determined by multiplying the number of Annuity Units by the Annuity Unit value established on the last Valuation Date in the second calendar month preceding the date such payment is due.

         The Annuity Conversion Rates reflect the assumed net investment earnings rate of 3.5%. Each annuity payment will vary as the actual net investment earnings rate varies from 3.5%. If the actual net investment earnings rate were equal to the assumed rate, Annuity payments would be level. If the actual Net Investment Rate were lower than the assumed rate, Annuity payments would decrease.


Number of Annuity Units

         The number of the Participant's Annuity Units is determined at the time the Variable Annuity is effected by dividing the dollar amount of the first Variable Annuity payment by the Annuity Unit Value established on the last Valuation Date in the second calendar month preceding the Retirement Date. The number of Annuity Units, once determined, will remain fixed except as affected by the normal operation of the form of Annuity, or by a late Deposit. Late Deposit means a Deposit received by the Company after the Valuation Date in the second calendar month preceding the Retirement Date.

Annuity Unit Value

         On October  16,  1969,  the value of an Annuity  Unit was set at $1.00.
Thereafter, at the end of each Valuation Period, the Annuity Unit value is established by multiplying the value of an Annuity Unit determined at the end of the immediately preceding Valuation Period by the Investment Performance Factor for the current Valuation Period, and then multiplying that product by an assumed earnings offset factor for the purpose of offsetting the effect of an investment earnings rate of 3.5% per annum which is assumed in the Annuity Conversion Rates for the Contracts. The result is then reduced by a charge for mortality and expense risks (see "Charges under the Contract" at page 11 of the Prospectus).

                                                FEDERAL TAX MATTERS

Tax Status of the Contract

         Diversification Requirements: Section 817(h) of the Code generally provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations.  the
Treasury regulations issued under Section 817(h) (Treas. Reg. ss. 1.817-5) apply a diversification requirement to the Fund. The Fund intends to comply with the diversification requirements.

         Distribution Requirements: In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any nonqualified contract issued after January 18, 1985, to provide that (a) if any Contract Owner dies on or after the annuity starting date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Contract Owner's death; and (b) if any Contract Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of the Contract Owner's death. These requirements will be considered satisfied as to any portion of the Contract Owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Contract Owner's death. The Contract Owner's "designated beneficiary" is the person designated by such Contract Owner as a beneficiary and to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the Contract may be continued with the surviving spouse as the new Contract Owner, an endorsement may be continued with the surviving spouse as the new Contract Owner. An endorsement has been added to these Contracts to comply with these new requirements.

Taxation of the Company

         The Company at present is taxed as a life insurance company under Part I of Subchapter L of the Code. The Fund is treated as part of the Company and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. The Company does not expect to incur any Federal income tax liability with respect to investment income and net capital gains arising from the activities of the Fund retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the Fund for Federal income taxes. If, in future years, any Federal income taxes are incurred by the Company with respect to the Fund, then the Company may make a charge to the Fund.

         Under current laws, the Company may incur state and local taxes in certain jurisdictions. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes or reserves for such taxes, if any, attributable to the Fund.

                TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND C
                         REPORT OF INDEPENDENT AUDITORS

Unitholders and Board of Managers, Transamerica Occidental's Separate Account Fund C
Board of Directors, Transamerica Occidental Life Insurance Company

         We have audited the accompanying statement of assets and liabilities of Transamerica Occidental's Separate Account Fund C, including the portfolio of investments, as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Occidental's Separate Account Fund C at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

Los Angeles, California
February 8, 1996





            Ernst & Young LLP

                                 ANNUAL REPORT

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND C

Transamerica Occidental Separate Account Fund C's total return for 1995 was 52.84% after fees compared to a total return of 37.58% for the S&P 500. The Fund's 5-year compound annual return is 26.13% after fees, or a total return of 219.21% versus the S&P 500 compound annual return of 16.59%, or a total return of 115.46%. Performance was strong across all areas of the Fund's investments.

In contrast to 1994, 1995 was a plentiful year for the financial markets as many fundamental factors fell into perfect alignment. The economy slowed, inflation worries abated, the Federal Reserve eased, and interest rates fell. These factors set the stage for an explosive rally in the stock market. Investors flocked to equity funds to take advantage of these favorable conditions pouring over $100 billion into equity mutual funds -- an all-time record.

The outlook for 1996 is for continued economic growth with low inflation. Productivity gains and fierce worldwide competition will continue to keep inflation in check. Real economic growth should slow to a more sustainable pace of 2.0% to 2.5%. Stock market returns should be good but perhaps not as easy to come by as in 1995.

The Fund's strategy of being a long-term investor in preeminent companies will continue in 1996. Investments in companies like Intel, Microsoft, Walt Disney, and Gillette are one of the reasons the Fund has achieved compound returns in excess of 25%. These companies are not only leading American companies, but over the years, have developed into leading international companies.


                                                         [SIGNATURE]

                                                         Gary U. Rolle
                                                         Chairman,
                                                         Board of Managers
                                                         Transamerica
                                                         Occidental's
                                                         Separate Account Fund C

                       TABLE OF ACCUMULATION UNIT VALUES

                                 Accumulation
End of Quarter                     Unit Value
                                 ------------
December, 1985.................   $ 2.952498
March, 1986....................     3.411132
June, 1986.....................     3.650298
September, 1986................     3.219560
December, 1986.................     3.293354

                                                       -13-




March, 1987....................     3.973170
June, 1987.....................     4.338086
September, 1987................     4.775859
December, 1987.................     3.708451
March, 1988....................     4.334971
June, 1988.....................     4.865491
September, 1988................     5.053693
December, 1988.................     4.958858
March, 1989....................     5.378070
June, 1989.....................     6.190418
September, 1989................     6.892439
December, 1989.................     6.623246
March, 1990....................     6.464164
June, 1990.....................     6.868643
September, 1990................     5.454107
December, 1990.................     5.884997
March, 1991....................     7.293164
June, 1991.....................     7.220767
September, 1991................     7.543333
December, 1991.................     8.280727
March, 1992....................     8.255356
June, 1992.....................     8.091654
September, 1992................     8.389207
December, 1992.................     9.384407
March, 1993....................     9.911080
June, 1993.....................    10.297556
September, 1993................    11.486086
December, 1993.................    11.467367
March, 1994....................    11.092828
June, 1994.....................    10.580454
September, 1994................    11.536962
December, 1994.................    12.290689
March, 1995....................    13.994468
June, 1995.....................    16.422538
September, 1995................    18.967824
December, 1995.................    18.785670

The table above covers the period from December, 1985 to December 31, 1995. The results shown should not be considered a representation of the gain or loss which may be realized from an investment made in the Fund today.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND C
                    PORTFOLIO OF INVESTMENTS/DECEMBER 31, 1995

Number
  of                                             Market
Shares               Common Stock               Value(1)
-------    ---------------------------------  -----------

                                                       -14-




           CONSUMER & BUSINESS
           SERVICES 19.4%
25,000     Autodesk Inc.                      $   856,250
22,000     Broderbund Software, Inc.*           1,336,500
15,000     CUC International*                     511,875
16,000     Intuit, Inc.*                        1,248,000
12,000     Microsoft Corporation*               1,053,000
                                              -----------
                                                5,005,625
           FINANCIAL SERVICES 8.5%
22,000     Franklin Resources Inc.              1,108,250
54,000     Schwab (Charles) Inc.                1,086,750
                                              -----------
                                                2,195,000
           INDUSTRIAL TECHNOLOGY 17.7%
26,000     Dell Computer Corp.*                   900,250
30,000     Intel Corporation                    1,702,500
30,000     Millipore Corporation                1,233,750
23,437     Molex Incorporated, CI A               717,758
                                              -----------
                                                4,554,258
           INDUSTRIAL GROWTH/
           SPECIAL SITUATIONS 12.4%
12,000     Briggs & Stratton Corp.                520,500
18,000     Gillette Company                       938,250
31,250     Mattel, Inc.                           960,938
12,000     United Healthcare Inc.                 784,500
                                              -----------
                                                3,204,188


Number
  of                                            Market
Shares               Common Stock              Value(1)
-------    ---------------------------------  -----------

           TELECOMMUNICATIONS &
           ENTERTAINMENT 11.7%
16,000     Motorola Inc.                          912,000
46,000     Silver King Communications Inc.*     1,598,500
25,000     Tele-Communications, Inc.*             496,875
                                              -----------
                                                3,007,375
           TRANSACTION PROCESSING 12.3%
32,359     First Data Corporation               2,164,008
30,000     Transaction Systems Architect*       1,012,500
                                              -----------
                                                3,176,508
           TRAVEL & LEISURE 15.5%
20,000     Disney (Walt) Company                1,177,500
82,500     Host Marriott Corporation*           1,082,812
50,000     Mirage Resorts Inc.*                 1,725,000
                                              -----------

                                                       -15-




                                                3,985,312
           TOTAL COMMON STOCK (97.6%)         $25,128,266
           Cash, Cash Equivalents and
           Receivables Less Liabilities
           (2.4%)                                 609,779
                                              -----------
           NET ASSETS (100%)                  $25,738,045
                                              ===========

---------------

(1) Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities.

 *  Indicates non-income producing stocks.

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND C
                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1995

ASSETS:
Investment in common stock -- at market value (cost $12,384,471)..............   $25,128,266
Cash and cash equivalents.....................................................       600,190
Dividends and interest receivable.............................................        17,064
Miscellaneous accounts receivable.............................................         1,800
                                                                                 -----------
     TOTAL ASSETS.............................................................   $25,747,320
                                                                                 ===========
LIABILITIES:
Due to Transamerica Occidental's general account..............................   $     9,275
                                                                                 -----------
     TOTAL LIABILITIES........................................................         9,275
NET ASSETS....................................................................   $25,738,045
                                                                                 ===========
Net assets attributable to variable annuity contractholders -- 1,340,888.90
  units at $18.785670 (Note E)................................................   $25,189,496
Reserves for retired annuitants (Note C)......................................       548,549
                                                                                 -----------
                                                                                 $25,738,045
                                                                                 ===========

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                     Year Ended December 31,
                                                                    --------------------------
                                                                       1995           1994
                                                                    -----------    -----------
Net investment loss..............................................   $  (208,742)   $  (129,480)
Net realized gain from security transactions.....................     1,213,189      1,234,135
Net unrealized appreciation of investments.......................     8,056,995         64,204
                                                                    -----------    -----------
Net increase in net assets resulting from operations.............     9,061,442      1,168,859
Variable annuity deposits (net of sales and administration
  expenses and applicable state premium taxes)...................         4,460         18,728
Payments to Contract Owners:
  Annuity payments...............................................       (62,747)       (48,557)
  Terminations and withdrawals...................................      (559,646)      (476,885)
Adjustment for mortality guarantees on retired annuitants........        27,121         21,659
                                                                    -----------    -----------
Total increase in net assets.....................................     8,470,630        683,804
Balance at beginning of year.....................................    17,267,415     16,583,611
                                                                    -----------    -----------
Balance at end of year...........................................   $25,738,045    $17,267,415
                                                                    ===========    ===========

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND C
                            STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1995

NET INVESTMENT INCOME
  INCOME:
     Dividends..................................................................  $   84,254
     Interest...................................................................      20,579
                                                                                  ----------
       Total investment income..................................................     104,833
  EXPENSES (Note A):
     Investment management services.............................................      67,198
     Mortality and expense risk charges.........................................     246,377
                                                                                  ----------
       Total expenses...........................................................     313,575
                                                                                  ----------
  Net investment loss...........................................................    (208,742)
                                                                                  ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

                                                       -17-




  Realized gain from security transactions......................................   1,213,189
  Change in unrealized appreciation of investments..............................   8,056,995
                                                                                  ----------
  Net realized and unrealized gain on investments...............................   9,270,184
                                                                                  ----------
       Net increase in net assets resulting from operations.....................  $9,061,442
                                                                                  ==========

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND C

                         NOTES TO FINANCIAL STATEMENTS

NOTE A -- ACCOUNTING POLICIES

     The fund is registered under the Investment Company Act of 1940 as an open-end diversified investment company. The funds investment objective is long-term capital growth.

Investment in Securities

     Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities. The cost of securities purchased (excluding short-term investments) and proceeds from sales aggregated $4,047,672 and $4,977,340 in 1995. Investments in common stocks have a cost basis for federal income tax purposes of $12,384,471 at December 31, 1995. The Fund had gross unrealized gains of $12,743,795 at December 31, 1995 related to these investments. Realized gains and losses on investments are determined using the average cost method.

Cash Equivalents

     Cash equivalents consist of money market funds invested daily from excess cash balances on deposit.

Federal Income Taxes

     Operations of the Fund will form a part of, and be taxed with, those of Transamerica Occidental Life, which is taxed as a "life insurance company" under the Internal Revenue Code. The Fund will not be taxed as a regulated investment company under subchapter M of the Internal Revenue Code. As under current law, income from assets maintained in the Fund for the exclusive benefit of participants is in general not subject to federal income tax, Transamerica Occidental Life will not charge the Fund for income taxes applicable to its investment in the Fund.

Expenses

     The value of the Fund has been reduced by charges on each Valuation Date for investment management services on the basis of an annual rate of 0.3% and mortality and expense risks on the basis of an annual rate of 1.1%. These charges are paid to Transamerica Occidental Life.

Other

     The fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

NOTE B -- TRANSAMERICA OCCIDENTAL LIFE INVESTMENT

     As of December 31, 1995, Transamerica Occidental Life had deposited $1,000,000 (current value of $19,169,930) in the Fund under an amendment to the California Insurance Code which permits domestic life insurers to allocate amounts to such accounts. Transamerica Occidental Life is entitled to withdraw all but $100,000 of its proportionate share of the Fund, in whole or in part, at any time.

NOTE C -- RESERVES FOR RETIRED ANNUITANTS

     Reserves for retired annuitants are computed using The Annuity Table for 1949, ultimate, two year age setback and an assumed investment earnings rate of 3-1/2%.

NOTE D -- REMUNERATION

     No remuneration was paid during 1995 by Transamerica Occidental's Separate Account Fund C to any member of the Board of Managers or officers of Fund C or any affiliated person of such members or officers.

FINANCIAL HIGHLIGHTS

     Selected data for an accumulation unit outstanding throughout each year are as follows:

                                               1995         1994         1993        1992       1991
                                              -------     --------     --------     ------     ------
Investment income............................ $  .070     $   .071     $   .080     $ .144     $ .121
Expenses.....................................    .256         .161         .146       .118       .101
                                              -------     --------     --------     ------     ------
Net investment income........................   (.151)       (.090)       (.066)      .026       .020
Net realized and unrealized gain on
  investments................................   6.646         .914        2.149      1.077      2.376
                                              -------     --------     --------     ------     ------
     Net increase in

                                                       -19-




       accumulation unit value...............   6.495         .824        2.083      1.103      2.396
Accumulation unit value:
  Beginning of year..........................  12.291       11.467        9.384      8.281      5.885
                                              -------     --------     --------     ------     ------
  End of year................................ $18.786     $ 12.291     $ 11.467     $9.384     $8.281
                                              =======      =======      =======     ======     ======
Ratio of expenses to average accumulation
  fund balance...............................    1.41 %       1.43 %       1.43 %     1.43%      1.43%
Ratio of net investment (loss) income to
  average accumulation fund balance..........    (.94)%       (.80)%       (.65)%      .31%       .28%
Portfolio turnover...........................   18.11 %      30.84 %      42.04 %    43.07%     32.90%
Number of accumulation units outstanding
  at end of year (000 omitted)...............   1,341        1,373        1,412      1,452      1,472

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND C

                         REPORT OF INDEPENDENT AUDITORS

Unitholders and Board of Managers, Transamerica Occidental's Separate Account Fund C
Board of Directors, Transamerica Occidental Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Transamerica Occidental's Separate Account Fund C, including the portfolio of investments, as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements are the responsibility of Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Occidental's Separate Account Fund C at December 31, 1995, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Los Angeles, California
February 8, 1996

            TRANSAMERICA
        OCCIDENTAL'S SEPARATE               [LOGO]
           ACCOUNT FUND C

        MANAGERS AND OFFICERS

DONALD E. CANTLAY, Manager
RICHARD N. LATZER, Manager
DeWAYNE W. MOORE, Manager
GARY U. ROLLE, Chairman of the Board
PETER J. SODINI, Manager                  TRANSAMERICA
BARBARA A. KELLEY, President              OCCIDENTAL'S
PAUL L. NORRIS, Vice President            SEPARATE
SALLY S. YAMADA, Treasurer and            ACCOUNT FUND C
  Assistant Secretary                     ANNUAL FINANCIAL
THOMAS M. ADAMS, Secretary                REPORT
REGINA M. FINK, Assistant Secretary       DECEMBER 31, 1995

Distributor:

Transamerica Financial Resources,
  Inc.
1150 South Olive
Los Angeles, California 90015-2211
Tel. (800) 245-8250

Custodian:

Mellon Bank Securities Trust
1 Mellon Bank Ctr.
Pittsburgh, PA 15258
Tel. (800) 234-6356

Auditors:

Ernst & Young LLP
515 South Flower Street
Los Angeles, California 90071
Tel. (213) 977-3200

Transamerica Occidental     [LOGO]
Life Insurance Company
1150 South Olive
Los Angeles,

California 90015-2211
Phone (800) 821-9090

This report cannot be used as sales literature.

TFM 1037 Ed. 2-96

                    Audited Consolidated Financial Statements



         Transamerica Occidental Life Insurance Company and Subsidiaries


                                December 31, 1995

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

Audited Consolidated Financial Statements

December 31, 1995






Audited Consolidated Financial Statements

Report of Independent Auditors...........................    1
Consolidated Balance Sheet...............................    2
Consolidated Statement of Income.........................    3
Consolidated Statement of Shareholder's Equity...........    4
Consolidated Statement of Cash Flows.....................    5
Notes to Consolidated Financial Statements...............    6

                         REPORT OF INDEPENDENT AUDITORS



Board of Directors
Transamerica Occidental Life Insurance Company

We have audited the accompanying consolidated balance sheet of Transamerica Occidental Life Insurance Company and Subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Transamerica Occidental Life Insurance Company and Subsidiaries at December 31, 1995 and 1994, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.

As discussed in Note A, the Company changed its method of accounting for certain debt securities effective January 1, 1994.


                                                       ERNST & YOUNG LLP


February 14, 1996


TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET


                                                                                       December 31
                                                                             1995                     1994
                                                                    ---------------------    -------------
                                                                                 (In thousands, except
                                                                                    for share data)
ASSETS

Investments:

                                                       -24-




   Fixed maturities available for sale                              $          25,997,403    $          21,006,469
   Equity securities available for sale                                           307,881                  201,011
   Mortgage loans on real estate                                                  565,086                  366,727
   Investment real estate                                                          38,376                   69,246
   Policy loans                                                                   426,377                  412,938
   Other long-term investments                                                     62,536                   50,079
   Short-term investments                                                         211,500                  144,163
                                                                    ---------------------    ---------------------
                                                                               27,609,159               22,250,633
Cash                                                                               49,938                   42,916
Accrued investment income                                                         394,008                  363,121
Accounts receivable                                                               174,266                  202,456
Reinsurance recoverable on paid and unpaid losses                               1,957,160                1,490,491
Deferred policy acquisitions costs                                              1,974,211                2,480,474
Deferred tax assets                                                                     -                  164,513
Other assets                                                                      257,333                  241,733
Separate account assets                                                         2,533,424                1,666,451
                                                                    ---------------------    ---------------------

                                                                    $          34,949,499    $          28,902,788
                                                                    =====================    =====================

LIABILITIES AND SHAREHOLDER'S EQUITY

Policy liabilities:
   Policyholder contract deposits                                   $          22,057,773    $          19,281,515
   Reserves for future policy benefits                                          5,245,233                4,846,072
   Policy claims and other                                                        542,511                  555,289
                                                                    ---------------------    ---------------------
                                                                               27,845,517               24,682,876

Income tax liabilities                                                            587,801                   67,870
Accounts payable and other liabilities                                            534,866                  567,300
Separate account liabilities                                                    2,533,424                1,666,451
                                                                    ---------------------    ---------------------
                                                                               31,501,608               26,984,497
Shareholder's equity:
   Common Stock ($12.50 par value):
     Authorized--4,000,000 shares
     Issued and outstanding--2,206,933 shares                                      27,587                   27,587
   Additional paid-in capital                                                     333,578                  319,279
   Retained earnings                                                            2,171,412                1,921,232
   Foreign currency translation adjustments                                       (23,618)                 (28,347)
   Net unrealized investment gains (losses)                                       938,932                 (321,460)
                                                                    ---------------------    ---------------------
                                                                                3,447,891                1,918,291
                                                                    ---------------------    ---------------------

                                                                    $          34,949,499    $          28,902,788
                                                                    =====================    =====================

See notes to consolidated financial statements.


TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INCOME




                                                                                 Year Ended December 31
                                                                        1995             1994             1993
                                                                  ---------------  ---------------  ----------
                                                                                     (In thousands)

Revenues:
   Premiums and other considerations                              $     1,811,888  $     1,430,019  $     1,212,680
   Net investment income                                                1,972,759        1,771,575        1,724,301
   Other operating revenue                                                      -           13,273                -
   Net realized investment gains                                           28,112           20,730           44,887
                                                                  ---------------  ---------------  ---------------
                                              TOTAL REVENUES            3,812,759        3,235,597        2,981,868


Benefits:
   Benefits paid or provided                                            2,587,468        2,116,125        1,993,013
   Increase in policy reserves and liabilities                            236,205          204,159          121,325
                                                                  ---------------  ---------------  ---------------
                                                                        2,823,673        2,320,284        2,114,338

Expenses:
   Amortization of deferred policy acquisition costs                      182,123          176,033          169,457
   Salaries and salary related expenses                                   145,681          133,591          127,130
   Other expenses                                                         200,339          190,500          182,193
                                                                  ---------------  ---------------  ---------------
                                                                          528,143          500,124          478,780
                                                                  ---------------  ---------------  ---------------
                                 TOTAL BENEFITS AND EXPENSES            3,351,816        2,820,408        2,593,118
                                                                  ---------------  ---------------  ---------------

                                  INCOME BEFORE INCOME TAXES              460,943          415,189          388,750

Provision for income taxes                                                149,647          143,491          138,997
                                                                  ---------------  ---------------  ---------------

                                                  NET INCOME      $       311,296  $       271,698  $       249,753
                                                                  ===============  ===============
===============



See notes to consolidated financial statements.


TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY


                                                                                                                        Net
                                                                                                       Foreign      Unrealized
                                                                      Additional                      Currency      Investment
                                                 Common Stock           Paid-in       Retained       Translation       Gains
                                             Shares       Amount        Capital      Earnings        Adjustments     (Losses)
                                                                 (In thousands, except for share data)


Balance at January 1, 1993                 2,206,933   $   27,587   $     229,900  $  1,495,781    $    (17,314)   $
   74,643

   Net income                                                                           249,753
   Capital contributions from parent                                       89,379
   Dividends declared                                                                   (56,000)
   Change in foreign currency
     translation adjustments                                                                             (3,740)
   Change in net unrealized
     investment gains (losses)                                                                                           (11,061)

Balance at December 31, 1993               2,206,933       27,587         319,279     1,689,534         (21,054)
   63,582

   Cumulative effect of change in
     accounting for investments                                                                                          795,187
   Net income                                                                           271,698
   Dividends declared                                                                   (40,000)
   Change in foreign currency
     translation adjustments                                                                             (7,293)
   Change in net unrealized
     investment gains (losses)                                                                                        (1,180,229)

Balance at December 31, 1994               2,206,933       27,587         319,279     1,921,232         (28,347)
 (321,460)

   Net income                                                                           311,296
   Capital contributions from parent                                       14,298
   Dividends declared                                                                   (61,114)
   Change in foreign currency
     translation adjustments                                                                              4,728
   Change in net unrealized

                                                       -27-




     investment gains (losses)                                                                                         1,260,392

Balance at December 31, 1995               2,206,933   $   27,587   $     333,577  $  2,171,414    $    (23,619)   $
   938,932
                                        ============   ==========   =============  ============
============    =============



See notes to consolidated financial statements.


TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS


                                                                                      Year Ended December 31
                                                                           1995                1994               1993
                                                                     -----------------  ------------------  ----------
                                                                                          (In thousands)
OPERATING ACTIVITIES
   Net income                                                        $         311,296   $         271,698  $         249,753
   Adjustments  to  reconcile  net  income  to net cash  provided  by  operating activities:
       Changes in:
         Reinsurance recoverable                                              (466,669)           (290,926)          (175,952)
         Accounts receivable                                                   (58,866)            (31,934)          (183,598)
         Policy liabilities                                                  1,273,723             804,296            921,067
         Other assets, accounts payable and other
           liabilities, and income taxes                                      (252,362)            133,499            135,658
       Policy acquisition costs deferred                                      (381,806)           (394,858)          (359,146)
       Amortization of deferred policy acquisition costs                       191,313             182,312            232,309
       Net realized gains on investment transactions                           (37,247)            (27,008)          (107,769)
       Other                                                                   (22,917)           (124,644)          (107,831)
                                                                     -----------------   -----------------  -----------------

                                            NET CASH PROVIDED BY
                                            OPERATING ACTIVITIES               556,465             522,435
604,491


INVESTMENT ACTIVITIES
   Purchases of securities                                                  (5,667,539)         (9,354,375)       (11,878,171)
   Purchases of other investments                                             (330,503)           (143,771)          (157,368)
   Sales of securities                                                       3,587,367           4,607,572          5,054,460
   Sales of other investments                                                  155,084             143,815            177,064

                                                       -28-




   Maturities of securities                                                    341,485           2,251,763          4,433,933
   Net change in short-term investments                                        (67,337)             38,597            (57,625)
   Other                                                                       (35,384)            (25,354)           (25,655)
                                                                     -----------------   -----------------  -----------------

                                                NET CASH USED BY
                                            INVESTING ACTIVITIES            (2,016,827)         (2,481,753)
(2,453,362)


FINANCING ACTIVITIES
   Additions to policyholder contract deposits                               5,151,428           4,434,726          4,166,316
   Withdrawals from policyholder contract deposits                          (3,624,044)         (2,419,915)
(2,313,176)
   Capital contributions from parent or its affiliate                                -                   -             31,300
   Dividends paid to parent                                                    (60,000)            (40,000)           (56,000)
                                                                     -----------------   -----------------  -----------------

                                            NET CASH PROVIDED BY
                                            FINANCING ACTIVITIES             1,467,384           1,974,811
1,828,440
                                                                     -----------------   -----------------  -----------------

                                     INCREASE (DECREASE) IN CASH                 7,022              15,493
(20,431)

Cash at beginning of year                                                       42,916              27,423             47,854
                                                                     -----------------   -----------------  -----------------

                                             CASH AT END OF YEAR     $          49,938   $          42,916  $
27,423
                                                                     =================   =================
=================



See notes to consolidated financial statements.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 1995


NOTE A--SIGNIFICANT ACCOUNTING POLICIES

Business: Transamerica Occidental Life Insurance Company ("TOLIC") and its subsidiaries (collectively, the "Company"), engages in providing life insurance, pension and annuity products, reinsurance, structured settlements and investments which are distributed through a network of independent and company-affiliated agents and independent brokers. The Company's customers are primarily in the United States and Canada.

Basis of Presentation: The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles which differ from statutory accounting practices prescribed or permitted by regulatory authorities.

Use of Estimates: Certain amounts reported in the accompanying combined financial statements are based on the management's best estimates and judgment. Actual results could differ from those estimates.

New Accounting Standards: In March 1995, the Financial Accounting Standards Board issued a new standard on accounting for the impairment of long-lived assets and for long-lived assets to be disposed of. The Company will adopt the standard in 1996. The standard required that an impaired long-lived asset be measured based on the fair value of the asset to be held and used or the fair value less cost to sell of the asset to be disposed of. When adopted, this standard is not expected to have a material effect on the consolidated financial position or results of operations of the Company.

In 1995, the Company adopted the Financial Accounting Standards Board's new standard on accounting for impairment of loans, which requires that an impaired loan be measured based on the present value of expected cash flows discounted at the loan's effective interest rate or the fair value of the collateral if the loan is collateral dependent. There was no material effect on the consolidated financial position or results of operations of the Company.

In 1994, the Company adopted the Financial Accounting Standards Board's new standard on accounting for certain investments in debt and equity securities which requires the Company to report at fair value, with unrealized gains and losses excluded from earnings and reported on an after tax basis as a separate component of shareholder's equity, its investments in debt securities for which the Company does not have the positive intent and ability to hold to maturity. Additionally, such unrealized gains and losses are considered in evaluating deferred policy acquisition costs, with any resultant adjustment also excluded from earnings and reported on an after tax basis in shareholder's equity. As of January 1, 1994, the impact of adopting the standard was to increase shareholder's equity by $795.2 million (net of deferred policy acquisition cost adjustment of $367.2 million and deferred taxes of $428.2 million) with no effect on net income.

Principles of Consolidation: The financial statements include the accounts of TOLIC and its subsidiaries, all of which operate primarily in the life insurance industry. TOLIC is a wholly owned subsidiary of Transamerica Insurance Corporation of California, which is a wholly owned subsidiary of Transamerica Corporation. All significant intercompany balances and transactions have been eliminated in consolidation.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND SUBSIDIARIES


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 1995


                                                       -8-
NOTE A--SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments:  Investments are shown on the following bases:

       Fixed maturities--All debt securities, including redeemable preferred stocks, are classified as available for sale and carried at fair value effective as of January 1, 1994. The Company does not carry any debt securities principally for the purpose of trading. Prepayments are considered in establishing amortization periods for premiums and discounts and amortized cost is further adjusted for other-than-temporary fair value declines. Derivative instruments are also reported as a component of fixed maturities and are carried at fair value if designated as hedges of securities available for sale or at amortized cost if designated as hedges of liabilities. See Note M - Financial Instruments.

       Equity securities available for sale (common and nonredeemable preferred stocks)--at fair value. The Company does not carry any equity securities principally for the purpose of trading.

       Mortgage  loans  on  real  estate--at   unpaid  balances,   adjusted  for
       amortization  of  premium  or  discount,   less  allowance  for  possible
       impairment.

       Investment real estate--at cost, less allowances for depreciation and possible impairment.

       Policy loans--at unpaid balances.

       Other  long-term   investments--at  cost,  less  allowance  for  possible
impairment.

       Short-term investments--at cost, which approximates fair value.

Realized gains and losses on disposal of investment are determined generally on a specific identification basis. The Company reports realized gains and losses on investment transactions in the accompanying consolidated statement of income, net of the amortization of deferred policy acquisition costs when such amortization results from the realization of gains or losses other than as originally anticipated on the sale of investments associated with interest-sensitive products. Changes in fair values of fixed maturities available for sale and equity securities available for sale are included in net unrealized investment gains or losses after adjustment of deferred policy acquisition costs and deferred income taxes as a separate component of shareholder's equity and, accordingly, have no effect on net income.

Deferred Policy Acquisition Costs (DPAC): Certain costs of acquiring new and renewal insurance contracts, principally commissions, medical examination and inspection report fees, and certain variable underwriting, issue and field office expenses, all of which vary with and are primarily related to the production of such business, have been deferred. DPAC for non-traditional life and investment-type products are amortized over the life of the related policies in relation to estimated future gross profits. DPAC for traditional life insurance products are amortized over the premium-paying period of the related policies in proportion to premium revenue recognized, using principally the same assumptions used for computing future policy benefit reserves. DPAC is adjusted as if unrealized gains or losses on securities available for sale were realized. Changes in such adjustments are included in net unrealized investment gains or losses on an after tax basis as a separate component of shareholder's equity and, accordingly, have no effect on net income.

Separate Accounts: The Company administers segregated asset accounts for certain holders of universal life policies, variable annuity contracts, and other pension deposit contracts. The assets held in these Separate Accounts are invested primarily in fixed maturities, equity securities, other marketable securities, and short-term investments. The Separate Account assets are stated at fair value and are not subject to liabilities arising out of any other business the Company may conduct. Investment risks associated with fair value changes are borne by the contract holders. Accordingly, investment income and realized gains and losses attributable to Separate Accounts are not reported in the Company's results of operations.

Policyholder Contract Deposits: Non-traditional life insurance products include universal life and other interest-sensitive life insurance policies. Investment-type products include single and flexible premium deferred annuities, single premium immediate annuities, guaranteed investment contracts, and other group pension deposit contracts that do not have mortality or morbidity risk. Policyholder contract deposits on universal life and investment products represent premiums received plus accumulated interest, less mortality charges on universal life products and other administration charges as applicable under the contract. Interest credited to these policies ranged from 2.8% to 10% in 1995 and 1994, and from 3.0% to 10.5% in 1993.

Reserves for Future Policy Benefits: Traditional life insurance products primarily include those contracts with fixed and guaranteed premiums and benefits and consist principally of whole life and term insurance policies, limited-payment life insurance policies and annuities with life contingencies. The reserve for future policy benefits for traditional life insurance products has been provided on a net-level premium method based upon estimated investment yields, withdrawals, mortality, and other assumptions which were appropriate at the time the policies were issued. Such estimates are based upon past experience with a margin for adverse deviation. Interest assumptions range from 4.3% in earlier years to 9.5% on later issues. Reserves for future policy benefits are evaluated as if unrealized gains or losses on securities available for sale were realized and adjusted for any resultant premium deficiencies. Changes in such adjustments are included in net unrealized investment gains or losses on an after tax basis as a separate component of shareholder's equity and, accordingly, have no effect on net income.

Foreign Currency Translation: The effect of changes in exchange rates in translating foreign subsidiary's financial statements is accumulated as a separate component of shareholder's equity, net of applicable income taxes. Aggregate transaction adjustments included in income were not significant for 1995, 1994, or 1993.

Recognition of Revenue and Costs: Traditional life insurance contract premiums are recognized as revenue over the premium-paying period, with reserves for future policy benefits established from such premiums.

Revenues for universal life and investment products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees, and surrender charges assessed against policyholder account balances during the period. Expenses related to these products consist of interest credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances. In 1993, the Company adopted this method of accounting for its single premium immediate annuity contracts issued under structured settlement arrangements based on a determination that such contracts do not involve significant mortality risk. Accordingly, amounts received by the Company as payments under these contracts are no longer included in revenues but are reported as policyholder contract deposits.

Claim reserves include provisions for reported claims and claims incurred but not reported.

Reinsurance: Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Yearly renewable term reinsurance is accounted for the same as direct business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. The ceded amounts related to policy liabilities have been reported as an asset.

Income Taxes: TOLIC and its domestic subsidiaries are included in the consolidated federal income tax returns filed by Transamerica Corporation, which by the terms of a tax sharing agreement generally requires TOLIC to accrue and settle income tax obligations in amounts that would result from filing separate tax returns with federal taxing authorities.

Deferred income taxes arise from temporary differences between the bases of assets and liabilities for financial reporting purposes and income tax purposes, based on enacted tax rates in effect for the years in which the temporary differences are expected to reverse.

Fair Values of Financial Instruments: Fair values for debt securities are based on quoted market prices, where available. For debt securities not actively traded and private placements, fair values are estimated using values obtained for independent pricing services. Fair values for derivative instruments, including off-balance-sheet instruments, are estimated using values obtained for independent pricing services.

Fair values for equity securities are based on quoted market prices.

Fair values for mortgage loans on real estate and policy loans are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for calculation purposes.

The carrying amounts of short-term investments, cash, and accrued investment income approximate their fair value.

Fair values for liabilities under investment-type contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered by similar contracts with maturities consistent with those remaining for the contracts being valued. The liabilities under investment-type contracts are included in policyholder contract deposits in the accompanying consolidated balance sheet.

Reclassifications: Certain reclassifications of 1994 and 1993 amounts have been made to conform with the 1995
-----------------
presentation.


NOTE B--INVESTMENTS

The cost and fair value of fixed  maturities  available  for sale are as follows
(in thousands):

                                                                         Gross             Gross
                                                     Carrying         Unrealized        Unrealized            Fair
                                                       Value             Gain              Loss               Value
                                                 ----------------  ---------------   ---------------    -----------
December 31, 1995
-----------------


                                                       -34-




U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies                       $         92,958  $          6,840                      $        99,798
Obligations of states and political
 subdivisions                                             229,028             7,832  $            572            236,288
Foreign governments                                       109,632             9,068                              118,700
Corporate securities                                   11,945,631         1,126,903             30,58         13,041,953
Public utilities                                        4,338,637           390,237             2,909          4,725,965
Mortgage-backed securities                              7,277,976           487,190            15,092          7,750,074
Redeemable preferred stocks                                21,372             3,757               504             24,625
                                                           ------             -----               ---             ------

                                                 $     24,015,234  $      2,031,827  $         49,658   $     25,997,403
                                                 ================  ================  ================
================

December 31, 1994

U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies                        $        218,404  $            535  $        19,885   $        199,054
Obligations of states and political
 subdivisions                                              220,127             3,586             8,123           215,590
Foreign governments                                        210,789             1,551             6,367           205,973
Corporate securities                                     9,517,763           133,191           396,488         9,254,466
Public utilities                                         3,948,366            48,455           234,885         3,761,936
Mortgage-backed securities                               7,791,957           105,175           530,362         7,366,770
Redeemable preferred stocks                                  3,140                 -               460             2,680
                                                            -----                 -               ---              -----

                                                 $     21,910,546  $        292,493  $      1,196,570   $     21,006,469
                                                 ================  ================  ================
================


The cost and fair value of fixed  maturities  available for sale at December 31,
1995, by contractual maturity,  are shown below. Expected maturities will differ from  contractual  maturities  because  borrowers  may have the right to call or prepay obligations with or without call or prepayment penalties (in thousands):
                                                                                             Fair
                                                                          Cost               Value
     Maturity

     Due in 1996                                                    $        590,327   $        603,732

                                                       -35-




     Due in 1997-2000                                                      3,016,991          3,150,785
     Due in 2001-2005                                                      3,714,128          3,962,712
     Due after 2005                                                       9,394,440         10,505,474
                                                                       ------------    ---------------
                                                                          16,715,886         18,222,703
     Mortgage-backed securities                                            7,277,976          7,750,075
     Redeemable preferred stock                                               21,372             24,625
                                                                    ----------------   ----------------

                                                                    $     24,015,234   $    25,997,403
                                                                    ================   ===============

The cost and fair value of equity  securities  available for sale are as follows
(in thousands):

                                                                           1995               1994
                                                                    ---------------    -----------

     Cost                                                           $       150,968    $       142,831
                                                                                       26,316      26,m
     Gross unrealized gain                                                  163,264             69,693
     Gross unrealized loss                                                   (6,351)           (11,513)
                                                                    ---------------    ---------------

     Fair values                                                    $       307,881    $       201,011
                                                                    ===============    ===============

The components of the carrying value of investment real estate are as follows (in thousands):
                                                                          1995               1994

     Cost                                                           $        48,913    $        89,992
                                                                                       26,316      26,m
     Allowance for depreciation                                             (10,537)           (20,746)
                                                                    ---------------    ---------------

                                                                    $        38,376    $        69,246
                                                                    ===============    ===============


As of December 31, 1995, the Company did not hold a total investment in any one issuer, other than the United States Government or a Unites States Government agency or authority, which exceeded 10% of total shareholder's equity.

The carrying value of those assets that were on deposit with public officials in compliance with regulatory requirements were $22.0 million at December 31, 1995.


                                                       -36-




Net investment income by major investment category is summarized as follows (in thousands):
                                                              1995               1994              1993

     Fixed maturities                                   $      1,904,519   $      1,705,618  $      1,657,178
     Equity securities                                             3,418              5,587             7,624
     Mortgage loans on real estate                                40,702             40,030            44,230
     Investment real estate                                        3,209              5,024             4,232
     Policy loans                                                 25,641             24,614            23,219
     Other long-term investments                                   2,353              7,173             7,973
     Short-term investment                                        13,286              9,689             5,584
                                                        ----------------   ----------------  ----------------
                                                               1,993,128          1,797,735         1,750,040
     Investment expenses                                         (20,369)           (26,160)          (25,739)
                                                        ----------------   ----------------  ----------------

                                                        $      1,972,759   $      1,771,575  $      1,724,301
                                                        ================   ================  ================

Significant components of net realized investment gains are as follows (in thousands):

                                                              1995               1994              1993
                                                        ----------------   ----------------  ----------

     Net gains on disposition of investments in:
          Fixed maturities                              $         52,889   $          7,181  $        149,145
          Equity securities                                        5,637             32,374            12,491
          Other                                                    2,327              2,546             1,607
                                                        ----------------   ----------------  ----------------
                                                                  60,853             42,101           163,243
     Provision for impairment                                    (23,551)           (15,092)          (55,504)
     Accelerated amortization of DPAC                             (9,190)            (6,279)          (62,852)
                                                        ----------------   ----------------  ----------------

                                                        $         28,112   $         20,730  $         44,887
                                                        ================   ================  ================

The components of net gains on disposition of investment in fixed maturities are as follows (in thousands):
                                                              1995               1994              1993

     Gross gains                                        $         61,504   $         46,702  $        151,232106,649
     Gross losses                                                 (8,615)           (39,521)           (2,087)
                                                        ----------------   ----------------  ----------------

                                                        $         52,889   $          7,181  $        149,145
                                                        ================   ================  ================


The costs of certain  investments have been reduced by the following  allowances for impairment in value (in thousands):
                                                                               December 31
                                                                         1995               1994
                                                                  ----------------   -----------

     Fixed maturities                                             $         71,429   $        92,145
     Equity securities                                                           -               395
     Mortgage loans on real estate                                          21,516            23,479
     Investment real estate                                                 16,207            14,656
     Other long-term investments                                            11,025            11,125
                                                                  ----------------   ---------------

                                                                  $        120,177   $       141,800
                                                                  ================   ===============

The components of changes in net unrealized investment gains (losses) in the accompanying consolidated statement of shareholder's equity are as follows (in thousands):

                                                              1995               1994              1993
                                                        ----------------   ----------------  ----------

     Changes in unrealized gains (losses):
        Fixed maturities                                $      2,886,246   $     (2,494,478) $             10
        Equity securities                                         98,733            (39,756)          (15,287)
                                                        ----------------   ----------------  ----------------
                                                               2,984,979         (2,534,234)          (15,277)
     Change in related DPAC adjustments                         (706,915)           718,498                 -
     Change in policy liability adjustments                     (339,000)                 -                 -
     Related deferred taxes                                     (678,672)           635,507             4,216
                                                        ----------------   ----------------  ----------------

                                                        $      1,260,392   $     (1,180,229) $        (11,061)
                                                        ================   ================  ================

Proceeds from disposition of investment in fixed maturities available for sale were $3,802.6 million in 1995, $6,737.7 million in 1994 and $9,187.1 million in 1993.




                                                       -38-





NOTE C--DEFERRED POLICY ACQUISITION COSTS (DPAC)

Significant components of changes in DPAC are as follows (in thousands):

                                                                 1995               1994              1993
                                                          -----------------  ----------------  -----------

     Balance at beginning of year                         $      2,480,474   $      1,929,332  $      1,811,992

        Cumulative effect of change in
          accounting for investments                                     -           (367,154)                -
        Amounts deferred:
          Commissions                                              298,698            305,858           288,195
          Other                                                     83,108             89,000            70,951
        Amortization attributed to:
          Net gain on disposition of investments                    (9,190)            (6,279)          (62,852)
          Operating income                                        (182,123)          (176,033)         (169,457)
        Fair value adjustment                                     (706,915)           718,498                 -
        Foreign currency translation adjustment                     10,159            (12,748)           (9,497)
                                                          ----------------   ----------------  ----------------

     Balance at end of year                               $      1,974,211   $      2,480,474  $      1,929,332
                                                          ================   ================  ================


NOTE D--POLICY LIABILITIES

Components of policyholder contract deposits are as follows (in thousands):

                                                                                 December 31
                                                                           1995               1994
                                                                    ----------------   -----------

     Liabilities for investment-type products                       $    17,948,652    $     15,862,970
     Liabilities for non-traditional life insurance
        products                                                          4,109,121           3,418,545
                                                                       ------------       -------------

                                                                    $    22,057,773    $     19,281,515
                                                                    ===============    ================


Reserves for future policy benefits were evaluated as if the unrealized gains on securities available for sale had been realized and adjusted for resultant premium deficiencies by $339 million as of December 31, 1995.

NOTE E--INCOME TAXES

Components of income tax liabilities are as follows (in thousands):

                                                                                 December 31
                                                                           1995               1994
                                                                    ----------------   -----------

     Current tax liabilities                                        $         35,689   $        67,870
     Deferred tax liabilities                                                552,112                 -
                                                                    ----------------   ---------------

                                                                    $        587,801   $        67,870
                                                                    ================   ===============

Significant components of deferred tax liabilities (assets) are as follows (in thousands):

                                                                                 December 31
                                                                           1995               1994
                                                                    ----------------   -----------

     Deferred policy acquisition costs                              $        696,728   $       650,207
     Unrealized investment gains (losses)                                    505,579          (173,094)
     Life insurance policy liabilities                                      (601,875)         (586,025)
     Provision for impairment of investments                                 (42,062)          (49,630)
     Other-net                                                                (6,258)           (5,971)
                                                                    ----------------   ---------------

                                                                    $        552,112   $      (164,513)
                                                                    ================   ===============

TOLIC offsets all deferred tax assets and liabilities and presents them in a single amount in the consolidated balance sheet.

Components of provisions for income taxes are as follows (in thousands):

                                                                    1995              1994               1993
                                                             ----------------  ----------------   -----------


                                                       -40-




     Current tax expense:                                    $        115,614  $        204,087   $        162,408
     Deferred tax expense (benefit)                                    34,033           (60,596)           (26,947)997
     Adjustment for enacted change in tax laws                              -                 -              3,536
                                                             ----------------  ----------------   ----------------

                                                             $        149,647  $        143,491   $        138,997
                                                             ================  ================
================


The differences between federal income taxes computed at the statutory rate and the provision for income taxes as reported are as follows (in thousands):

                                                                     1995              1994              1993
                                                              ----------------  ----------------   ----------

     Income before income taxes:
       Income from U.S. operations                            $       425,946   $       389,778    $       367,560
       Income from foreign operations                                  34,997            25,411             21,190
                                                              ---------------   ---------------    ---------------
                                                                      460,943           415,189            388,750
     Tax rate                                                              35%               35%                35%
                                                              ---------------   ---------------    ---------------
     Federal income taxes at statutory rate                           161,330           145,316            136,063
     Income not subject to tax                                           (685)             (910)              (535)
     Low income housing credits                                        (3,137)             (902)                 -
     Adjustment for enacted change in tax laws                              -                 -              3,536
     Other, net                                                        (7,861)              (13)               (67)
                                                              ---------------   ---------------    ---------------

                                                              $       149,647   $       143,491    $       138,997
                                                              ===============   ===============    ===============


Low income housing credits are recognized over the productive life of acquired assets. In 1995, the Company recognized a $4.4 million tax benefit related to the favorable settlement of a prior year tax matter.

Under the Life Insurance Company Income Tax Act of 1959, a portion of "gain from operations" was not subject to current income taxation but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The balance in this account was frozen at December 31, 1983 pursuant to the Deficit Reduction Act of 1984. This amount becomes subject to tax when it exceeds a certain maximum or when cash dividends are paid therefrom. The policyholders' surplus account balance at December 31, 1995 was $138 million. At December 31, 1995, $1,788.9 million was available for payment of dividends without such tax consequences. No income taxes have been provided on the policyholders' surplus account since the conditions that would cause such taxes are remote.

Income taxes of $153.3 million, $195.4 million and $162.2 were paid principally to the parent in 1995, 1994 and 1993, respectively.

NOTE F--REINSURANCE

The Company is involved in both the cession and assumption of reinsurance with other companies. Risks are reinsured with other companies to permit the recovery of a portion of the direct losses, however, the Company remains liable to the extent the reinsuring companies do not meet their obligations under these reinsurance agreements.

The components of the Company's life insurance in force and premiums and other considerations are summarized as follows (in thousands):

                                                              Ceded to              Assumed
                                         Direct                 Other             from Other               Net
                                         Amount               Companies            Companies             Amount
1995
   Life insurance in force,
     at end of year               $        206,722,573  $       116,762,869  $       174,193,592  $       264,153,296
                                  ====================  ===================  ===================
===================

   Premiums and other
     considerations               $          1,857,449  $         1,079,303  $         1,033,752  $         1,811,898
                                  ====================  ===================  ===================
===================

   Benefits paid or
     provided                     $          2,803,213  $         1,065,545  $           849,800  $         2,587,468
                                  ====================  ===================  ===================
===================

1994
   Life insurance in force,
     at end of year               $        191,884,093  $       115,037,553  $       158,882,366  $       235,728,906
                                  ====================  ===================  ===================
===================

   Premiums and other
     considerations               $          1,085,555  $           689,615  $         1,034,079  $         1,430,019

                                                       -42-




                                  ====================  ===================  ===================
===================

   Benefits paid or
     provided                     $          2,338,370  $           867,341  $           645,096  $         2,116,125
                                  ====================  ===================  ===================
===================

1993
   Life insurance in force,
     at end of year               $        180,902,966  $        95,719,350  $       149,728,434  $       234,912,050
                                  ====================  ===================  ===================
===================

   Premiums and other
     considerations               $          1,273,293  $           953,489  $           892,876  $         1,212,680
                                  ====================  ===================  ===================
===================

   Benefits paid or
     provided                     $          2,142,424  $           633,782  $           484,371  $         1,993,013
                                  ====================  ===================  ===================
===================


NOTE G--PENSION PLAN AND OTHER POSTRETIREMENT BENEFITS

Substantially all employees of the Company are covered by noncontributory defined pension benefit plans sponsored by the Company and the Retirement Plan for Salaried Employees of Transamerica Corporation and Affiliates. Pension benefits are based on the employee's compensation during the highest paid 60 consecutive months during the 120 months before retirement. Annual contributions to the plans generally include a provision for current service costs plus amortization of prior service costs over periods ranging from 10 to 30 years. Assets of the plans are invested principally in publicly traded stocks and bonds.

The Company's total pension costs recognized for all plans were $2.5 million in 1995, $4.9 million in 1994 and $4.1 million in 1993, of which $2.0 million in 1995, $4.7 million in 1994 and $3.3 million in 1993, respectively, related to the plan sponsored by Transamerica Corporation.

The plans sponsored by the Company are not material to the consolidated financial position of the Company.

The Company also participates in various contributory defined benefit programs sponsored by Transamerica Corporation that provide medical and certain other benefits to eligible retirees. Postretirement benefit costs charged to income were not significant in 1995, 1994 and 1993.


NOTE H--RELATED PARTY TRANSACTIONS

The Company has various transactions with Transamerica Corporation and certain of its other subsidiaries in the normal course of operations. These transactions include premiums for employee benefits (none in 1995, $5.5 million in 1994, and $7.3 million in 1993), loans and advances, investments in a money market fund managed by an affiliated company, rental of space, and other specialized services. At December 31, 1995, pension funds administered for these related companies aggregated $933.3 million and the investment in an affiliated money market fund, included in short-term investments, was $55.2 million.

During 1995, the Company transferred real estate with an aggregate book value of $27.7 million to an affiliate within the Transamerica Corporation group of consolidated companies in exchange for consideration with a fair value of $49.7 million, comprising mortgage loans of $35.1 million and cash of $14.6 million. The excess of fair value of the consideration received over the book value of the real estates transferred, net of related tax payable to the parent, is included as a capital contribution.

During 1993, the Company transferred equity securities with a cost of $110.7 million and agreed to pay $31.3 million to Transamerica Corporation in exchange for a note receivable of $200 million. The excess of fair value of the consideration received over the cost of the assets transferred is included as a capital contribution. The note matures in 2013 and bears interest at 7%.


NOTE I--OTHER OPERATING REVENUE

In 1994, the Company disposed of an investment in an affiliate which had been accounted for under the equity method. Total consideration of $23.3 million was received from the sale, resulting in income of $13.3 million.

NOTE J-LEASES

Substantially all leases of the Company are operating leases principally for the rental of real estate. Rental expense for equipment and properties was $25.3 million in 1995, $17.9 million in 1994, and $15 million in 1993.
The following is a schedule by years of future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 1995 (in thousands):

                           Year ending December 31:

                                        1996                   $      20,011
                                        1997                          15,298
                                        1998                          11,429
                                        1999                           8,423
                                        2000                           5,897
                                     Thereafter                       24,445

                                                               $      85,503


NOTE K--LITIGATION

The Company is a defendant in various legal actions arising from the normal course of operations. Contingent liabilities arising from litigation are not considered material in relation to the consolidated financial position and results of operations of the Company.


NOTE L--REGULATORY MATTERS

TOLIC and its insurance subsidiaries are subject to state insurance laws and regulations, principally those of the Company's state of incorporation. Such regulations include the risk based capital requirement and the restriction on the payment of dividends. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of 10% of the Company's statutory capital and surplus as of the preceding year end or the insurance Company's statutory net income from operations for the preceding year.
The insurance department of the domiciliary state recognizes these amounts as determined in conformity with statutory accounting practices prescribed or permitted by the insurance department, which vary in some respects from generally accepted accounting principles. The Company's statutory net income and statutory capital and surplus which are represented by TOLIC's net income and capital and surplus are summarized as follows (in thousands):

                                                      1995                  1994                  1993
                                              -------------------   -------------------   ------------

     Statutory net income                     $           131,607    $           175,850   $           192,978
     Statutory capital and surplus, at
        end of year                                     1,115,691                947,164               801,722


NOTE M--FINANCIAL INSTRUMENTS

The carrying  values and estimated fair values of financial  instruments  are as

                                                       -45-




follows (in thousands):


                                                                                    December 31
                                                      -----------------------------------------
                                                                      1995                                1994
                                                      -----------------------------------    -----------------
                                                           Carrying             Fair           Carrying            Fair
                                                             Value              Value            Value             Value
Financial Assets:
   Fixed maturities                                    $    25,997,403   $    25,997,403   $    21,006,469   $    21,006,469
   Equity securities                                           307,881           307,881           201,011           201,011
   Mortgage loans on real estate                               565,086           671,835           366,727           382,164
   Policy loans                                                426,377           408,088           412,938           383,531
   Short-term investments                                      211,500           211,500           144,163           144,163
   Cash                                                         49,938            49,938            42,916            42,916
   Accrued investment income                                   394,008           394,008           363,121           363,121

Financial Liabilities:
   Liabilities for investment-type contracts:
     Single and flexible premium
       deferred annuities                                    8,080,139         7,518,211         7,425,778         6,898,534
     Single premium immediate annuities                      4,123,954         4,677,652         3,735,691
3,510,764
     Guaranteed investment contracts                         2,958,850         2,998,047         2,382,195         2,336,682
     Other deposit contracts                                 2,785,709         2,848,301         2,319,306         2,243,992

Off-balance-sheet assets (liabilities):
   Exchange derivatives designated as
     hedges of liabilities in a:
       Receivable position                                           -            23,881                 -             4,974
       Payable position                                              -            (3,086)                -           (24,625)




Exchange derivatives, which require no premium payments at initiation, consist principally of interest rate swap agreements and conditional derivatives, which require premium payments at initiation, consist principally of swaptions and interest rate floor and cap agreements.

The Company enters into various interest rate agreements in the normal course of business primarily as a means of managing its interest rate exposure in connection with asset and liability management.

Interest rate swap agreements generally involve the periodic exchange of fixed rate interest and floating rate interest payments by applying a specified market index to the underlying contract or notional amount, without exchanging the underlying notional amounts. The differential to be paid or received on those interest rate swap agreements that are designated as hedges of financial assets is recorded on an accrual basis as a component of net investment income. The differential to be paid or received on those interest rate swap agreements that are designated as hedges of financial liabilities is recorded on an accrual basis as a component of benefits paid or provided. While the Company is not exposed to credit risk with respect to the notional amounts of the interest rate swap agreements, the Company is subject to credit risk from potential nonperformance of counterparties throughout the contract periods. The amounts potentially subject to such credit risk are much smaller than the notional amounts. The Company controls this credit risk by entering into transactions with only a selected number of high quality institutions, establishing credit limits and maintaining collateral when appropriate. Generally, the Company is subject to basis risk when an interest rate swap agreement is not funded. As of December 31, 1995, there were no unfunded interest rate swap agreements.

Interest rate floor and cap agreements generally provide for the receipt of payments in the event the average interest rates during a settlement period fall below specified levels under interest rate floor agreements or rise above specified levels under interest rate cap agreements. A swaption generally provides for an option to enter into an interest rate swap agreement in the event of unfavorable interest rate movements. These agreements generally require upfront premium payments. The costs of swaptions and interest rate floor and cap agreements are amortized over the contractual periods and resulting amortization expenses are included in net investment income. The conditional receipts under these agreements are recorded on an accrual basis as a component of net investment income if designated as hedges of financial assets or as a component of benefits paid or provided if designated as hedges of financial liabilities.

The  information  on  derivative   instruments  is  summarized  as  follows  (in
thousands):


                                                                Aggregate             Weighted
                                                                Notional               Average
                                                                 Amount              Fixed Rate           Fair Value
December 31, 1995

Interest rate swap agreements  designated as hedges of securities  available for sale, where TLC pays:
   Fixed rate interest                                    $          235,173              7.99%     $            (9,307)
   Floating rate interest                                            140,000              5.65%                     137
   Floating rate interest based on one

                                                       -47-




     index and receives floating rate
     interest based on another index                                  65,000                                        242
Interest rate swap agreements designated as
 hedges of financial liabilities, where TLC
 pays:
   Fixed rate interest                                                 60,000              4.39%                     741
   Floating rate interest                                             934,678              6.17%                  17,169
   Floating rate interest based on one
     index and receives floating rate
     interest based on another index                                 152,000                                        (108)
                                                                     560,500               6.46%                  35,820
                                                                     250,000               5.93%                     792
                                                                   1,367,140              5.52%                   55,540

December 31, 1994
Interest rate swap agreements  designated as hedges of securities  available for sale, where TLC pays:
    Fixed rate interest                                              178,777              7.20%                   (1,305)
    Floating rate interest                                            96,000              4.96%                   (2,975)
Interest rate swap agreements designated as
  hedges of financial liabilities, where TLC
  Pays floating rate interest:                                       601,545              5.88%                  (19,651)
Interest rate floor agreements                                       560,500              6.46%                   10,948
Interest rate cap agreements                                         100,000              5.00%                    1,333
Swaptions and other                                                  200,000              7.00%                    5,313

Generally, notional amounts indicate the volume of transactions and estimated fair values indicate the amounts subject to credit risk.

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of temporary cash investments, fixed maturities and mortgage loans on real estate. The Company places its temporary cash investments with high credit quality financial institutions. Concentrations of credit risk with respect to investments in fixed maturities and mortgage loans on real estate are limited due to the large number of such investments and their dispersion across many different industries and geographic areas. At December 31, 1995, the Company had no significant concentration of credit risk.

                                                     Exhibit B

                Transamerica Occidental's Separate Account Fund C
                                                Semi-Annual Report

              TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND C

                              SEMI-ANNUAL REPORT

Transamerica Occidental's Separate Account Fund C's total return for the first six months of 1996 was 10.33% after fees compared to a total return of 10.10% for the S&P 500. The Fund's investments in selected technology stocks and financial services helped performance while investments in telecommunications subtracted from the Fund's performance.

In the first half of 1996, a divergence in performance developed between the stock and bond markets. Lead by strong inflows into equity mutual funds, the stock market picked up where it left off last year. In contrast, the fixed income markets began to worry about the strong economy and inflation. The 30-year Treasury yield increased from 6.03% to 6.80% at the end of June. The performance divergence between stocks and bonds cannot continue. In the second half of this year, stocks may pause or correct to bring equity valuations more into line with interest rate levels. In addition, equity mutual fund inflows have shown recent signs of slowing from their earlier torrid pace.

A correction or pause in the stock market would be perfectly in keeping within a long-term bull market. The markets have been worrying about resurging inflation since the bull market started in 1982. From time to time, certain pockets of price or wholesale inflation have emerged, but they have also proven to be unsustainable. For the remainder of this year, we expect economic growth to slow from its recent level. This should calm the bond market and set the stage for decent stock market returns in the second half of 1996.

The Fund's long-term investment strategy in high quality companies remains intact. However, in the first half of this year, the Fund did reassess its investments in the telecommunications sector and sold its positions in Motorola Corp. and Telecommunications Inc. Competition in this sector has increased markedly while investment spending continues to be heavy. Returns to shareholders could be delayed for several years. The Fund has also stayed away from small, aggressive growth stocks that are currently overvalued.

                                  Gary U. Rolle

                                  Gary U. Rolle
                                    Chairman,
                                             Board of Managers
                                             Transamerica Occidental's
                                             Separate Account Fund C

                                       1
 0*0*0*

                      TABLE OF ACCUMULATION UNIT VALUES

                                 Accumulation
        End of Quarter            Unit Value
                                 ------------
                                 Accumulation
End of Quarter                     Unit Value
                                 ------------
March, 1986....................  $  3.411132
June, 1986.....................     3.650298
September, 1986................     3.219560
December, 1986.................     3.293354
March, 1987....................     3.973170
June, 1987.....................     4.338086
September, 1987................     4.775859
December, 1987.................     3.708451
March, 1988....................     4.334971
June, 1988.....................     4.865491
September, 1988................     5.053693
December, 1988.................     4.958858
March, 1989....................     5.378070
June, 1989.....................     6.190418
September, 1989................     6.892439
December, 1989.................     6.623246
March, 1990....................     6.464164
June, 1990.....................     6.868643
September, 1990................     5.454107
December, 1990.................     5.884997
March, 1991....................     7.293164
June, 1991.....................  $  7.220767
September, 1991................     7.543333
December, 1991.................     8.280727
March, 1992....................     8.255356
June, 1992.....................     8.091654
September, 1992................     8.389207
December, 1992.................     9.384407
March, 1993....................     9.911080
June, 1993.....................    10.297556
September, 1993................    11.486086
December, 1993.................    11.467367
March, 1994....................    11.092828
June, 1994.....................    10.580454
September, 1994................    11.536962
December, 1994.................    12.290689
March, 1995....................    16.994468
June, 1995.....................    16.422538
September, 1995................    18.967824
December, 1995.................    18.785670
March, 1996....................    19.082640
June, 1996.....................    20.725819

The table above covers the period from March, 1986 to June 30, 1996. The results shown should not be considered a representation of the gain or loss which may be realized from an investment made in the Fund today.

 !0*((

              TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND C

                           PORTFOLIO OF INVESTMENTS
                                JUNE 30, 1996

Number
  of                                               Market
Shares                 Common Stock               Value (1)
------   ---------------------------------------------------
         CONSUMER & BUSINESS SERVICES (14.5%)
25,000   Autodesk Inc............................ $   746,875
25,000   Broderbund Software, Inc.*..............     806,250
23,000   Intuit, Inc.*...........................   1,086,750
12,000   Microsoft Corporation*..................   1,441,500
                                                 -----------
                                                   4,081,375
         FINANCIAL SERVICES (13.8%)
22,000   Franklin Resources Inc..................   1,342,000
55,000   Schwab (Charles) Inc....................   1,347,500
5,000    Wells Fargo & Company...................   1,195,625
                                                 -----------
                                                   3,885,125
         INDUSTRIAL TECHNOLOGY (19.5%)
26,000   Applied Materials, Inc.*................     762,500
26,000   Dell Computer Corp.*....................   1,322,750
30,000   Intel Corporation.......................   2,203,125
28,000   Millipore Corporation...................   1,172,500
                                                 -----------
                                                   5,460,875
         INDUSTRIAL GROWTH/
          SPECIAL SITUATIONS (19.8%)
25,000   Briggs & Stratton Corp..................   1,028,125
18,000   Gillette Company........................   1,122,750
21,000   McGraw-Hill Companies...................     960,750
46,000   Silver King Communications Inc.*........   1,380,000
45,000   Smith's Food & Drug Centers.............   1,068,750
                                                 -----------
                                                   5,560,375
Number
  of                                               Market
Shares                 Common Stock               Value (1)
------   ---------------------------------------------------
         TRANSACTION PROCESSING (14.0%)
32,359   First Data Corporation.................. $ 2,580,630
20,000   Transaction Systems Architect*..........   1,340,000
                                                 -----------
                                                   3,920,630

         TRAVEL & LEISURE (15.4%)
20,000   Disney (Walt) Company...................   1,257,500
70,000   Host Marriott Corporation*..............     910,000
40,000   Mirage Resorts Inc.*....................   2,140,000
                                                 -----------
                                                   4,307,500
                                                  27,215,880
         Total Common Stock (97.0%)..............
                                                     836,595
         Cash, Cash Equivalents and Receivables
          Less Liabilities (3.0%)................
                                                 -----------
                                                 $28,052,475
         NET ASSETS (100%).......................
                                                 ===========

------------

(1) Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities.'0*((
 *  Indicates non-income producing stocks.

See notes to financial statements.

                                       3
 0*((



              TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND C

                           STATEMENT OF NET ASSETS

                                June 30, 1996

ASSETS:
Investment in common stock -- at market value (cost $14,676,000)..............   $27,215,880
Cash and cash equivalents.....................................................       510,826
Dividends and interest receivable.............................................        12,740
Receivable for investments sold...............................................       322,203
                                                                                 -----------
     TOTAL ASSETS.............................................................    28,061,649
                                                                                 -----------
LIABILITIES:
Due to Transamerica Occidental's general account..............................         9,174
                                                                                 -----------
     TOTAL LIABILITIES........................................................         9,174
                                                                                 -----------

                                                       -53-




NET ASSETS....................................................................   $28,052,475
                                                                                 ===========
Net assets attributable to variable annuity contractholders -- 1,325,334 units
  at $20.725819 per unit......................................................   $27,468,627
Reserves for retired annuitants (Note C)......................................       583,848
                                                                                 -----------
                                                                                 $28,052,475
                                                                                 ===========

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                    6 months ended June 30,
                                                                  ---------------------------
                                                                     1996            1995
                                                                  -----------     -----------
Net investment loss.............................................  $  (103,680)    $   (85,054)
Net realized gain from security transactions....................    2,951,635         342,159
Net unrealized (depreciation) appreciation of investments.......     (203,915)      5,516,402
                                                                  -----------     -----------
Net increase in Net Assets from operations......................    2,644,040       5,773,507
Variable annuity deposits (net of sales and administration
  expenses and applicable state premium taxes)..................       (1,210)           (123)
Payments to Contract Owners:
  Annuity payments..............................................      (37,933)        (27,076)
  Terminations and withdrawals..................................     (308,275)       (141,031)
Adjustment for mortality guarantees on retired annuitants.......       17,808          11,687
                                                                  -----------     -----------
Total increase in Net Assets....................................    2,314,430       5,616,964
Balance at beginning of year....................................   25,738,045      17,267,415
                                                                  -----------     -----------
Balance at end of period........................................  $28,052,475     $22,884,379
                                                                  ===========     ===========

See notes to financial statements.




              TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND C

                           STATEMENT OF OPERATIONS


                                                       -54-




                        Six Months Ended June 30, 1996

NET INVESTMENT INCOME
  INCOME:
     Dividends..................................................................  $   66,757
     Interest...................................................................      16,041
                                                                                  ----------
       Total investment income..................................................      82,798
                                                                                  ----------
  EXPENSES (Note A):
     Investment management services.............................................      39,989
     Mortality and expense risk charges.........................................     146,489
                                                                                  ----------
       Total expenses...........................................................     186,478
                                                                                  ----------
  Net investment loss...........................................................    (103,680)
                                                                                  ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Realized gain from security transactions......................................   2,951,635
  Change in unrealized appreciation of investments..............................    (203,915)
                                                                                  ----------
  Net realized and unrealized gain on investments...............................   2,747,720
                                                                                  ----------
       Net increase in Net Assets from operations...............................  $2,644,040
                                                                                  ==========

See notes to financial statements.

              TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND C

                        NOTES TO FINANCIAL STATEMENTS

NOTE A -- ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as an open-end diversified investment company. The Fund's investment objective is long-term capital growth.

Investment in Securities

     Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities. The cost of securities purchased (excluding short-term investments) and proceeds from sales aggregated $6,038,157 and $6,702,879 during the six month period ending June 30,

1996. Realized gains and losses on investments are determined using the average cost method.

Federal Income Taxes

     Operations of the Fund will form a part of, and be taxed with, those of Transamerica Occidental Life, which is taxed as a "life insurance company" under the Internal Revenue Code. The Fund will not be taxed as a regulated investment company under subchapter M of the Internal Revenue Code. As under current law, income from assets maintained in the Fund for the exclusive benefit of Participants is in general not subject to federal income tax. Transamerica Occidental Life will not charge the Fund for income taxes applicable to its investment in the Fund.

Expenses

     The value of the Fund has been reduced by charges on each Valuation Date for investment management services on the basis of an annual rate of 0.3% and mortality and expense risks on the basis of an annual rate of 1.1%.

Other

     The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

NOTE B -- TRANSAMERICA OCCIDENTAL INVESTMENT

     As of June 30, 1996, Transamerica Occidental Life had deposited $1,000,000 (current fund value of $21,149,764) in the Fund under an amendment to the California Insurance Code which permits domestic life insurers to allocate amounts to such accounts. Transamerica Occidental Life is entitled to withdraw all but $100,000 of its proportionate share of the Fund, in whole or in part, at any time.

                                       6
 0*((

NOTE C -- RESERVES FOR RETIRED ANNUITANTS

     Reserves for retired annuitants are computed using The Annuity Table for 1949, ultimate, two year age setback and an assumed investment earnings rate of 3 1/2%.

NOTE D -- REMUNERATION

     No remuneration was paid during the six months ended June 30, 1996 by Transamerica Occidental's Separate Account Fund C to any member of the Board of Managers or officers of Fund C or any affiliated person of such members or officers.

FINANCIAL HIGHLIGHTS

     Selected data for an accumulation unit outstanding throughout each six month period ended June 30 are as follows:

                                                1996        1995        1994        1993       1992
                                              --------    --------    --------    --------    ------
Investment income...........................  $   .062    $   .036    $   .033    $   .043    $ .089
Expenses....................................      .140        .098        .078        .067      .058
                                              --------    --------    --------    --------    ------
Net investment income (loss)................     (.078)      (.062)      (.045)      (.024)     .031
Net realized and unrealized gain (loss) on
  investments...............................     2.018       4.195       (.842)       .938     (.220)
                                              --------    --------    --------    --------    ------
     Net increase (decrease) in accumulation
       unit value...........................     1.940       4.133       (.887)       .914     (.189)
Accumulation unit value:
  Beginning of year.........................    18.786      12.290      11.467       9.384     8.281
                                              --------    --------    --------    --------    ------
  End of period.............................  $ 20.726    $ 16.423    $ 10.580    $ 10.298    $8.092
                                               =======     =======     =======     =======    ======
Ratio of expenses to average accumulation
  fund balance..............................      1.41%       1.39%       1.42%       1.41%     1.43%
Ratio of net investment income (loss) to
  average accumulation fund balance.........     (0.79%)     (0.88%)     (0.82%)     (0.51%)    0.77%
Portfolio turnover..........................     23.05%      14.48%      21.29%      21.39%    23.23%
Number of accumulation units outstanding at
  end of period (000 omitted)...............     1,325       1,363       1,411       1,428     1,465

                                       7

                                                         (LOGO)

           TRANSAMERICA
       OCCIDENTAL'S SEPARATE

          ACCOUNT FUND C

       Managers and Officers

RICHARD N. LATZER, Manager
DONALD E. CANTLAY, Manager

DeWAYNE W. MOORE, Manager
                                  TRANSAMERICA
GARY U. ROLLE, Chairman of the
Board
                                  OCCIDENTAL'S
PETER J. SODINI, Manager
BARBARA A. KELLEY, President
                                          SEPARATE
MATT R. COBEN, Vice President
                                 ACCOUNT FUND C
SALLY S. YAMADA, Treasurer and
Assistant Secretary
THOMAS M. ADAMS, Secretary
                              SEMI-ANNUAL FINANCIAL
REGINA M. FINK, Assistant Secretary
                                          REPORT
Distributor:
                                  JUNE 30, 1996
Transamerica Financial Resources,
Inc.
1150 South Olive
Los Angeles, California 90015-2211
Tel. (800) 245-8250

Custodian:

Mellon Bank Securities Trust
1 Mellon Bank Ctr.
Pittsburgh, PA 15258
Tel. (800) 234-6356
Transamerica Occidental
Life Insurance Company
Annuity Service Center
P.O. Box 31848
Charlotte, NC 28231-1848

800 258-4260

             (LOGO)

This report cannot be used as sales literature.

TFM 1037 Ed. 8-96

                                                    Exhibit C

                                    Transamerica Variable Insurance Fund, Inc.
                                        Statement of Additional Information

                                        -----------------------------------

                                        STATEMENT OF ADDITIONAL INFORMATION
                                        -----------------------------------

                                                 GROWTH PORTFOLIO
                                                      of the
                                    TRANSAMERICA VARIABLE INSURANCE FUND, INC.


                                                  October 9, 1996


         This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement expands upon information discussed in the Prospectus for the Growth Portfolio of the Transamerica Variable Insurance Fund, Inc. (the "Fund") and should, therefore, be read in conjunction with the Prospectus for the Fund. To obtain a copy of the Prospectus with the same date as this Statement of Additional Information write to the Fund at the Transamerica Annuity Service Center, 101 North Tryon Street, Suite 1720, Charlotte, North Carolina 28246, or by calling (800) 258-4260, ext. 5560.

                                                 TABLE OF CONTENTS

                                                                     Page

INTRODUCTION.......................................................          1
ADDITIONAL INVESTMENT POLICY INFORMATION...........................          2
SPECIAL INVESTMENT METHODS AND RISKS................................         2
         Convertible Securities.....................................         2
         Restricted and Illiquid Securities........................          3
         Borrowing..................................................         3
         Other Investment Companies.................................         4
         Options on Securities and Securities Indices...............         4
         Warrants and Rights........................................         6
         Repurchase Agreements.....................................          6
         High-Yield ("Junk") Bond..................................          7
         Foreign Securities........................................          7
INVESTMENT RESTRICTIONS.............................................         8
         Fundamental Restrictions...................................         8
         Non-Fundamental Restrictions...............................         9
         Interpretive Rules........................................         10
INVESTMENT ADVISER.................................................         11
         Investment Advisory Agreement.............................         11
         Investment Sub-Advisory Agreement.........................         12
PORTFOLIO TRANSACTIONS, PORTFOLIO TURNOVER AND BROKERAGE...........         13
DETERMINATION OF NET ASSET VALUE...................................         14
PERFORMANCE INFORMATION............................................         15
FEDERAL TAX MATTERS................................................         18
SHARES OF STOCK....................................................         20
CUSTODY OF ASSETS..................................................         21
DIRECTORS AND OFFICERS.............................................         21
         Compensation..............................................         23
LEGAL PROCEEDINGS..................................................         23
OTHER INFORMATION..................................................         23
         Legal Counsel.............................................         23
         Other Information.........................................         24
         Financial Statements......................................         24
APPENDIX A.........................................................         25


                                                     - ii -
                                                   -ii-

                                                   INTRODUCTION


         Transamerica Variable Insurance Fund, Inc. (the "Fund") is an open-end management investment company established as a Maryland corporation on June 23, 1995. The Fund is the intended successor to Transamerica Occidental's Separate Account Fund C ("Separate Account Fund C"). The reorganization of Separate Account Fund C from a management investment company into a unit investment trust, Separate Account C, is being submitted for the approval of the Contract Owners of Separate Account Fund C at a Contract Owners meeting scheduled for October 30, 1996. Once the reorganization is approved, the assets of Separate Account Fund C will be transferred intact to the Growth Portfolio of the Fund in exchange for shares in the Growth Portfolio which will be held by Separate Account C.

         The Fund  currently  consists of one investment  portfolio,  the Growth
Portfolio (the "Portfolio" or "Growth Portfolio"). By investing in the Portfolio, an investor becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of the Portfolio.
Likewise, an investor shares pro-rata in any losses of that Portfolio.

         Pursuant to an investment advisory agreement and subject to the authority of the Fund's board of directors (the "Board of Directors"), Transamerica Occidental Life Insurance Company ("Transamerica") serves as the Fund's investment adviser and conducts the business and affairs of the Fund. Transamerica has engaged Transamerica Investment Services, Inc. ("Investment Services") to act as the Fund's sub-adviser to provide the day-to-day portfolio management for the Portfolio.

         The Fund currently offers shares of the Growth Portfolio to Separate Account C of Transamerica Occidental Life Insurance Company ("Separate Account C") as the underlying funding vehicle for the variable annuity contracts (the "Contracts") supported by Separate Account C. The Fund does not offer its stock directly to the general public. Separate Account C, like the Fund, is registered as an investment company with the Securities and Exchange Commission ("SEC"), and a separate prospectus, which accompanies the prospectus for the Fund (the "Prospectus"), describes that separate account and the Contracts it supports. The prospectus for Separate Account C and the Contracts also has a statement of additional information.

         The Fund may, in the future, offer its stock to other separate accounts of other insurance companies supporting other variable annuity contracts or variable life insurance polices and to qualified pension and retirement plans.

         Terms appearing in this Statement of Additional Information that are defined in the Prospectus have the same meaning as in the Prospectus.


                                     ADDITIONAL INVESTMENT POLICY INFORMATION


         The Growth Portfolio seeks long-term capital growth. Common stock, listed and unlisted, is the basic form of investment. Although the Portfolio invests the majority of its assets in common stocks, the Portfolio may also invest in: (i) debt securities and preferred stocks, having a call on common stocks by means of a conversion privilege or attached warrants; and (ii) warrants or other rights to purchase common stocks. Unless market conditions would indicate otherwise, the Growth Portfolio will be invested primarily in such equity-type securities. When in the judgment of Investment Services market conditions warrant, the Growth Portfolio may, for temporary defensive purposes, hold part or all of its assets in cash, debt or money market instruments.


                                                     - 1 -
                                                        -1-

                                       SPECIAL INVESTMENT METHODS AND RISKS


Convertible Securities

         The Growth Portfolio may invest in convertible securities. The Portfolio currently does not intend to invest more than 5% of its net assets in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities have general characteristics similar to both fixed-income and equity securities. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and therefore, will react to variations in the general market for equity securities. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

         As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Like all fixed-income securities, there is no assurance of current income as the issuer might default in its obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Restricted and Illiquid Securities

         The Growth Portfolio may invest no more than 10% of its net assets in restricted securities (securities that are not registered or are offered in an exempt non-public offering under the Securities Act of 1933 (the "1933 Act")). However, such restriction shall not apply to restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act.

         In addition, the Growth Portfolio will invest no more than 15% of its net assets in illiquid investments, which includes most repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts, real estate, securities that are not readily marketable and restricted securities (unless Investment Services determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are eligible under Rule 144A and are liquid.)

         The Board of Directors of the Fund has adopted guidelines and delegated to Investment Services the daily function of determining and monitoring the liquidity of restricted securities. The board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the board will carefully monitor the Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, this investment practice could have the effect of decreasing the level of liquidity in the Portfolio.

         The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities would trade if they were not restricted, since the restriction makes them less liquid.

                                                     - 2 -
                                                        -2-

The amount of the discount from the prevailing market prices is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

Borrowing

         The Portfolio may borrow money but only from banks and only for temporary or short-term purposes. Such borrowings will not exceed 5% of the value of the Portfolio's total assets. Temporary or short-term purposes may include: (i) short-term ( i.e., no longer than five business days) credits for clearance of portfolio transactions; (ii) borrowing in order to meet redemption requests or to finance settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) borrowing in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets in the near future. The Portfolio will not borrow for leveraging purposes. The Portfolio will maintain continuous asset coverage of at least 300% (as defined in the 1940 Act) with respect to all of its borrowings. Should the value of the Portfolio's assets decline to below 300% of borrowings, the Portfolio may be required to sell portfolio securities within three days to reduce the Portfolio's debt and restore 300% asset coverage.
Borrowing involves interest costs.

Other Investment Companies

         The Growth Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies including business development companies and small business investment companies. The Growth Portfolio may not invest more than 5% of its total assets in the securities of any one investment company or in more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any advisory fees paid by investment companies in which it invests in addition to the management fee paid by the Portfolio. Together with other investment companies advised by Transamerica, the Portfolio will own no more than 10% of the outstanding voting stock of a closed-end investment company.

Options on Securities and Securities Indices

         The Growth Portfolio may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. The Growth Portfolio currently does not intend to invest more than 5% of its net assets in options on securities and securities indices. The Growth Portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

         The Growth Portfolio would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Portfolio, in turn for the premium paid, to purchase specified securities at a specified price during the option period. The Portfolio would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Growth Portfolio would realize a loss on the purchase of the call option.

         The Growth Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio
("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio's securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Growth Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise

                                                     - 3 -
                                                        -3-
the Portfolio would realize a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

         The Growth Portfolio would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.

         Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

         Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         The Growth Portfolio may purchase both options that are traded on United States and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Growth Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

         Transactions by the Growth Portfolio in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Portfolio may purchase may be affected by options written or purchased by other investment advisory clients of Investment Services. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

         The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Investment Services's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

                                                     - 4 -
                                                        -4-

Warrants and Rights

         The Growth Portfolio may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by Investment Services for investment by the Portfolio. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Repurchase Agreements

         Repurchase agreement have the characteristics of loans by the Portfolio and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement the Portfolio retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the seller to deposit with the Portfolio additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Investment Services under procedures established by the Board of Directors and who have, therefore, been determined to present minimal credit risk.

         Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States government or its agencies or instrumentalities, in which the Portfolio may otherwise invest.

         If the seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Portfolio would look to the collateral security underlying the seller's agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligations to the Portfolio. In such event, the Portfolio might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

High-Yield ("Junk") Bonds

         The total return and yield of lower quality, high yield bonds, commonly referred to as "junk bonds," can be expected to fluctuate more than the total return and yield of higher quality bonds but not as much as common stocks. Junk bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in low and lower-medium quality bonds involves greater investment risk and is highly dependent on Investment Services' credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high yield bond prices, because such events could lessen the ability of issuers to make principal and interest payments. These bonds are often thinly-traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgement may plan a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

         The Portfolio will not purchase a non-investment grade debt security (or "junk bond") if immediately after such purchase the Portfolio would have more than 10% of its total assets invested in such securities.

Foreign Securities

                                                     - 5 -
                                                        -5-

         The Growth Portfolio may invest in the securities of foreign issuers through the purchase of American Depository Receipts ("ADRs"). ADR's are dollar-denominated securities that are issued by domestic banks or securities firms and are traded on the U.S. securities markets.

         ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that the Portfolio acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, the Portfolio will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

                                              INVESTMENT RESTRICTIONS

Fundamental Policies and Restrictions

         Certain investment restrictions and policies have been adopted by the Fund as fundamental policies for the Portfolio. It is fundamental that the Portfolio operate as a "diversified company" within the meaning of the Investment Company Act of 1940. The investment objective of the Portfolio is also a fundamental policy. See "Investment Objective and Policies" in the Portfolio's Prospectus.

         A fundamental policy is one that cannot be changed without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding votes attributable to the shares of the Portfolio. For purposes of the 1940 Act, "majority" of share means the lesser of: (a) 67% or more of the votes attributable to shares of the Portfolio present at a meeting, if the holders of more than 50% of such votes are present or represented by proxy; or
(b) more than 50% of the votes attributable to shares of the Portfolio.

         The Portfolio's fundamental policies and restrictions are:

         1. 5% Fund Rule With respect to 75% of total assets, the Portfolio may not purchase securities of any issuer if, as a result of the purchase, more than 5% of the Portfolio's total assets would be invested in the securities of the issuer. This limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities ("Government Securities").

         2. 10% Issuer Rule With respect to 75% of total assets, the Portfolio may not purchase more than 10% of the voting securities of any one issuer.

         3.       25% Industry Rule  The Portfolio may not invest more than
25% of the value of its total assets
in securities issued by companies engaged in any one industry.  This limitation does not apply to investments in
Government Securities.

         4. Borrowing The Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions, provided such borrowings do not exceed 5% of the value of the Portfolio's total assets.


                                                     - 6 -
                                                        -6-

         5. Lending The Portfolio may not lend its assets or money to other persons, except through: (a) the acquisition of all or a portion of an issue of bonds, debentures or other evidence of indebtedness of a type customarily purchased for investment by institutional investors, whether publicly or privately distributed. (The Portfolio does not presently intend to invest more than 10% of the value of the Portfolio in privately distributed loans. It is possible that the acquisition of an entire issue may cause the Portfolio to be deemed an "underwriter" for purposes of the Securities Act of 1933); (b) lending securities, provided that any such loan is collateralized with cash equal to or in excess of the market value of such securities. (The Portfolio does not presently intend to engage in the lending of securities); and (c) entering into repurchase agreements.

         6. Underwriting The Portfolio may not underwrite any issue of securities, except to the extent that the sale of securities in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Portfolio may acquire securities under circumstances in which, if the securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

         7. Real Estate The Portfolio reserves the right to invest up to 10% of the value of its assets in real properties, including property acquired in satisfaction of obligations previously held or received in part payment on the sale of other real property owned. The purchase and sale of real estate or interests in real estate is not intended to be a principal activity of the Portfolio. The Portfolio currently does not intend to invest more than 5% of its net assets in real estate.

         8. Commodities The Portfolio may not purchase or sell commodities or commodities contracts.

         9. Senior Securities The Portfolio may not issue senior securities.

         All other investment policies and restrictions of the Portfolio are considered by the Fund not to be fundamental and accordingly may be changed by the Board of Directors without shareholder approval.

Non-Fundamental Restrictions

         Non-fundamental restrictions represent the current intentions of the Board of Directors, and they differ from fundamental investment restrictions in that they may be changed or amended by the Board of Directors without prior notice to or approval of shareholders.

         The Portfolio's non-fundamental restrictions are:

         1. Restricted and Illiquid Securities Purchases or acquisitions may be made of securities which are not readily marketable by reason of the fact that they are subject to the registration requirements of the Securities Act of 1933 or the salability of which is otherwise conditioned, including real estate and certain repurchase agreements or time deposits maturing in more than seven days ("restricted securities"), as long as any such purchase or acquisition will not immediately result in the value of all such restricted securities exceeding 15% of the value of the Portfolio's total assets.

         2. Securities of Other Investment Companies The Growth Portfolio does not currently intend to make investments in the securities of other investment companies. The Growth Portfolio does reserve the right to purchase such securities, provided the purchase of such securities does not cause: (1) more than 10% of the value of the total assets of the Portfolio to be invested in securities of registered investment companies; or (2) the Portfolio to own more than 3% of the total outstanding voting stock of any one investment company; or
(3) the Portfolio to own securities of any one investment company that have a total value greater than 5% of the value of the total assets of the Portfolio; or (4) together with other investment companies advised by Transamerica, the Growth Portfolio to own more than 10% of the outstanding voting stock of a closed-end investment company.


                                                     - 7 -
                                                        -7-

          3. Short Sales The Portfolio may not make short sales of securities or maintain a short position, unless at all times when the short position is open, the Portfolio owns an equal amount of such securities or securities currently exchangeable, without payment of any further consideration, for securities of the same issue as, and at least equal in amount to, the securities sold short (generally called a "short sale against the box") and unless not more than 10% of the value of the Portfolio's net assets is deposited or pledged as collateral for such sales at any one time.

          4. Margin Purchases The Portfolio may not purchase securities on margin, except that the Portfolio may obtain amy short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with options on securities will not be deemed to be a purchase of securities on margin by the Portfolio.

          5. Invest for Control The Portfolio may not invest in companies for the purpose of exercising management or control in that company.

          6. Put and Call Options The Portfolio may not write put and call options.

Interpretive Rules

         For purposes of the foregoing restrictions, any limitation which involves a maximum percentage will not be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Portfolio. In addition, with regard to exceptions recited in a restriction, the Portfolio may only rely on an exception if its investment objective(s) or policies (as disclosed in the Prospectus) otherwise permit it to rely on the exception.


                                                INVESTMENT ADVISER

         Transamerica Occidental Life Insurance Company ("Transamerica") is the investment adviser of the Fund and its Portfolio. It will oversee the management of the assets of the Portfolio by Investment Services. In turn, Investment Services is responsible for the day-to-day management of Portfolio.

Investment Advisory Agreement

         The investment adviser, Transamerica, has entered into an Investment Advisory Agreement with the Fund under which Transamerica assumes overall responsibility, subject to the supervision of the Board of Directors, for administering all operations of the Fund and for monitoring and evaluating the management of the assets of the Portfolio by Investment Services on an ongoing basis. Transamerica provides or arranges for the provision of the overall business management and administrative services necessary for the Fund's operations and furnishes or procures any other services and information necessary for the proper conduct of the Fund's business. Transamerica also acts as liaison among, and supervisor of, the various service providers to the Fund. Transamerica is also responsible for overseeing the Fund's compliance with the requirements of applicable law and in conformity with the Portfolio's investment objective(s), policies and restrictions, including oversight of Investment Services.

         For its services to the Fund, Transamerica receives an advisory fee of 0.75% of the average daily net assets of the Portfolio. The fee is deducted daily from the assets of each of the Portfolio and paid to Transamerica periodically. Transamerica pays the salaries and fees, if any, of all officers and directors of the Fund who are "interested persons" (as defined in the 1940
Act) of Transamerica and of all personnel of Transamerica performing services relating to research, statistical and investment activities; the expenses of printing and distributing any prospectuses, reports or sales literatures prepared for its use or the use of the Fund in connection with the sale of Fund shares; the cost of any advertising; and the fees of the Sub-Adviser.

                                                     - 8 -
                                                        -8-

         The Fund pays all of its expenses not assumed by Transamerica, including custodian fees, legal and auditing fees, printing costs of reports to shareholders, registration fees and expenses, and fees and expenses of directors unaffiliated with Transamerica.

         The Investment Advisory Agreement does not place limits on the operating expenses of the Fund or of any Portfolio. However, Transamerica has voluntarily undertaken to pay any such expenses (but not including brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses, as accrued for the Portfolio, exceed .10% of the Portfolio's estimated average daily net assets on an annualized basis.

         The Investment Advisory Agreement provides that Transamerica may render similar services to others so long as the services that it provides to the Fund are not impaired thereby. The investment advisory agreement also provides that Transamerica shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for: (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the investment advisory agreement; and (ii) to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

         The Investment Advisory Agreement was approved for the Portfolio by the Board of Directors, including a majority of the Directors who are not parties to the investment advisory agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested Directors"), on July 24, 1996, and will be submitted for the approval of the Contract Owners of Separate Account Fund C at a Contract Owners meeting scheduled for October 30, 1996. The investment advisory agreement will remain in effect from year to year provided such continuance is specifically approved as to the Portfolio at least annually by: (a) the Board of Directors or the vote of a majority of the votes attributable to shares of the Portfolio; and (b) the vote of a majority of the non-interested Directors, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement will terminate automatically if assigned (as defined in the 1940 Act). The investment advisory agreement is also terminable as to any Portfolio at any time by the Board of Directors or by vote of a majority of the votes attributable to outstanding voting securities of the applicable Portfolio (a) without penalty and (b) on 60 days' written notice to Transamerica. The agreement is also terminable by Transamerica on 90 days' written notice to the Fund.

Investment Sub-Advisory Agreement

         Transamerica has contracted with Transamerica Investment Services, Inc. ("Investment Services"), a wholly-owned subsidiary of Transamerica Corporation, to render investment services to the Fund. Investment Services has been in existence since 1967 and has provided investment services to investment companies and the Transamerica Life Companies since 1980. Investment Services is located at 1150 South Olive Street, Los Angeles, California 90015-2211. Transamerica has agreed to pay Investment Services a monthly fee at the annual rate of 0.30% of the first $50 million of the Portfolio's average daily net assets, 0.25% of the next $150 million, and 0.20% of assets in excess of $200 million. Investment Services will provide recommendations on the management of Fund assets, provide investment research reports and information, supervise and manage the investments of the Portfolio, and direct the purchase and sale of Portfolio investments. Investment decisions regarding the composition of the Portfolio and the nature and timing of changes in the Portfolio are subject to the control of the Board of Directors of the Fund.

         The investment sub-advisory agreement was approved for the Portfolio by the Board of Directors, including a majority of the Directors who are not parties to the investment sub-advisory agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested Directors"), on July 24, 1996, and will be submitted for the approval of the Contract Owners of Separate Account Fund C at a Contract Owners meeting scheduled for October 30, 1996. The investment sub-advisory agreement will remain

                                                     - 9 -
                                                        -9-
in effect from year to year provided such continuance is specifically approved as to the Portfolio at least annually by: (a) the Board of Directors or the vote of a majority of the votes attributable to shares of the Portfolio; and (b) the vote of a majority of the non-interested Directors, cast in person at a meeting called for the purpose of voting on such approval. The investment sub-advisory agreement will terminate automatically if assigned (as defined in the 1940 Act). The investment sub-advisory agreement is also terminable at any time by the Board of Directors or by vote of a majority of the votes attributable to outstanding voting securities of the Portfolio (a) without penalty and (b) on 60 days' written notice to Investment Services. The agreement is also terminable by Transamerica or Investment Services on 90 days' written notice to the Fund.

            PORTFOLIO TRANSACTIONS, PORTFOLIO TURNOVER AND BROKERAGE

         Investment Services is responsible for decisions to buy and sell securities for the Portfolio, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliates of Transamerica or Investment Services.

         In placing orders for portfolio securities of the Portfolio, Investment Services is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Investment Services will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While Investment Services generally seeks reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, Investment Services will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Portfolio, Investment Services and its affiliates, or other clients of Investment Services or its affiliates. Such research and investment services include statistical and economic data and research reports on particular companies and industries. Such services are used by Investment Services in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Portfolio may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Portfolio, and the services furnished by such brokers may be used by Investment Services in providing investment sub-advisory services for the Portfolio. In 1993, 1994, and 1995
respectively,   the  brokerage   commissions  paid  by  Investment  Services  as
sub-adviser  to Separate  Account  Fund C (the Fund's  predecessor)  were .07% ,
 .02%, and .01% of the average assets, and the aggregate dollar amounts were $10,058, $3,500, and $1,960, respectively.

         On occasions when Investment Services deems the purchase or sale of a security to be in the best interest of the Portfolio as well as its other advisory clients (including any other fund or other investment company or advisory account for which Investment Services or an affiliate acts as investment adviser), Investment Services, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Investment Services in the manner it considers to be most equitable as to each customer and consistent with its fiduciary obligations to the Portfolio and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Portfolio.

         Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the booker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.


                                                     - 10 -
                                                       -10-

         Changes will be made in the assets of the Portfolio if such changes are considered advisable to better achieve the Portfolio's investment objectives. It is anticipated that the annual portfolio turnover should not exceed 75%. The portfolio turnover rates for Separate Account Fund C (the Fund's predecessor) for 1994 and 1995 were 30.84% and 18.11%, respectively.

                                         DETERMINATION OF NET ASSET VALUE

         Under the 1940 Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Portfolio. In accordance with procedures adopted by the Board of Directors, the net asset value per share is calculated by determining the net worth of the Portfolio (assets, including securities at market value or amortized cost value, minus liabilities) divided by the number of the Portfolio's outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange. The Portfolio will compute its net asset value once daily at the close of such trading (normally 4:00 p.m. New York time), on each day (as described in the Prospectus) that the Fund is open for business.

         In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Board of Directors will reconsider the time at which net asset value is computed. In addition, the Portfolio may compute their net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

         Portfolio assets of the Growth Portfolio are valued as follows:

         (a) equity securities and other similar investments ("Equities") listed on any U.S. or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ on the valuation day; if no sale occurs, Equities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices;
         (b) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices;
         (c) debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by Investment Services and approved by the Board of Directors;
         (d) options and futures contracts are valued at the last sale price on the market where any such option contracts is principally traded;
         (e) over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies;
         (f) all other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not deemed by Investment Services to be representative of market values, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors; and
         (g) debt securities with a remaining maturity of 60 days or less will be valued at their amortized cost which approximates market value.

         Equities traded on more than one U.S. national securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Directors.

                                              PERFORMANCE INFORMATION


                                                     - 11 -
                                                       -11-

         The Fund may from time to time quote or otherwise use average annual total return information for the Portfolio in advertisements, shareholder reports or sales literature. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

      P(1+T)n = ERV

Where:
         P        =        a hypothetical initial investment of $1,000

         T        =        average annual total return

         n        =        number of years

         ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the one, five or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof).

      Any performance data quoted for the Portfolio will represent historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

      The Fund is the successor to Transamerica Occidental's Separate Account Fund C ("Separate Account Fund C"). Separate Account Fund C has been a separate account of Transamerica registered under the 1940 Act on Form N-3 as an open-end, diversified, management investment company. The reorganization of Separate Account Fund C from a management investment company into a unit investment trust called Separate Account C, is being submitted for the approval of Contract Owners of Separate Account Fund C at a Contract Owners meeting scheduled for October 30, 1996. Once the reorganization is approved, the assets of Separate Account Fund C will be transferred intact to the Growth Portfolio of the Fund in exchange for shares in the Growth Portfolio which will be held by Separate Account C. As the successor to Separate Account Fund C, the Growth Portfolio will treat the historical performance data of Separate Account Fund C as its own for periods prior to the reorganization.

      In computing its standardized total returns for periods prior to the reorganization, the Fund will assume that the charges currently imposed by the Fund were in effect through each of the periods for which the standardized returns are presented. The Growth Portfolio's performance data will not reflect any sales or insurance charges that were imposed under the annuity contracts issued through Separate Account Fund C.

      Any performance data quoted for the Portfolio will represent historical performance, and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance data for the Portfolio will not reflect charges deducted under the variable annuity contracts. If contract charges are taken into account, such performance data would reflect lower returns. Accordingly, any advertisement that includes performance data for the Portfolio will also include performance data for the variable annuity contracts.

      From time to time the Fund may disclose cumulative total returns in conjunction with the standard format described above. The cumulative total returns will be calculated using the following formula:

      CTR                           =   (ERV/P) - 1

      Where:

                                                     - 12 -
                                                       -12-

      CTR = The cumulative total return net of Portfolio recurring charges for the period.

      ERV   =                            The ending redeemable value of the
hypothetical investment at the
                                         end of the period.

      P                             =   A hypothetical single payment of $1,000.

      From time to time the Fund may publish an indication of the Portfolio' past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Weisenberger Investment Companies Service, Donoghue's Money Portfolio Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Fund may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Fund may from time to time advertise its performance relative to certain indices and benchmark investments, including (but not limited to): (a) the Lipper Analytical Services, Inc. Mutual Portfolio Performance Analysis, Fixed-Income Analysis and Mutual Portfolio Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Portfolio Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Hambrecht & Quist Growth Stock Index; (f) the NASDAQ OTC Composite Prime Return; (g) the Russell Midcap Index; (h) the Russell 2000 Index - Total Return; (i) the ValueLine Composite-Price Return; (j) the Wilshire 4500 Index; (k) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (l) the Shearson Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agencies, mortgage and Yankee bonds); (m) the S&P Bond indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (n) the J.P. Morgan Global Government Bond Index; (o) Donoghue's Money Market Portfolio Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money market funds); (p) other taxable investments including certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds and repurchase agreements; (q) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including
EAFE), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (r) the FT-Actuaries Europe and Pacific Index; (s) mutual fund performance indices published by Variable Annuity Research & Data Service; (t) S&P 500 Index; and (u) mutual fund performance indices published by Morningstar, Inc. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Portfolio's investments. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Fund to calculate the Portfolio's performance figures.

      The Fund may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish Investment Services' views as to markets, the rationale for the Portfolio's investments and discussions of the Portfolio's current asset allocation.

      From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Portfolio. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

                                                     - 13 -
                                                       -13-

      Such performance data will be based on historical results and will not be intended to indicate future performance. The total return of the Portfolio will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of the Portfolio's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Fund may also, at its discretion, from time to time make a list of the Portfolio's holdings available to investors upon request.

                                                FEDERAL TAX MATTERS

      The Portfolio intends to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, the Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income, consisting of net investment income , net short-term capital gain and net gains from certain foreign currency transactions.

      Sources of Gross Income. To qualify for treatment as a regulated investment company, the Portfolio must also, among other things, derive its income from certain sources. Specifically, in each taxable year, the Portfolio must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in securities, or these currencies. The Portfolio must also generally derive less than 30% of its gross income each taxable year from the sale or other disposition of any of the following which was held for less than three months: (1) stock or securities, (2) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies), or (3) foreign currencies (or options, futures, or forward contracts on foreign currencies) that are not directly related to the Portfolio's principal business of investing in stock or securities (or options and futures with respect to stock or securities). For purposes of these tests, gross income generally is determined without regard to losses from the sale or other disposition of stock or securities or other Portfolio assets.

      Diversification of Assets. To qualify for treatment as a regulated investment company, the Portfolio must also satisfy certain requirements with respect to the diversification of its assets. The Portfolio must have, at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer. In addition, not more than 25% of the value of the Portfolio's total assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses. For purposes of the Portfolio's requirements to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where the Portfolio does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Portfolio and the borrower will be deemed issuers of the loan participation for tax diversification purposes. The Portfolio's investments in U.S. Government Securities are not subject to these limitations. The foregoing diversification requirements are in addition to those imposed by the Investment Company Act of 1940 (the "1940 Act").

      Because the Fund is established as an investment medium for variable annuity contracts, Section 817(h) of the Code imposes additional diversification requirements on the Portfolio. These requirements which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of the Portfolio's assets that may be represented by any single investment. In general, no more than 55% of the value of the assets of the Portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these

                                                     - 14 -
                                                       -14-
purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

      Additional Tax Considerations. The Portfolio will not be subject to the 4% Federal excise tax imposed on amounts not distributed to shareholders on a timely basis because the Portfolio intends to make sufficient distributions to avoid such excise tax. If the Portfolio failed to qualify as a regulated investment company, owners of Contracts based on the Portfolio: (1) might be taxed currently on the investment earnings under their Contracts and thereby lose the benefit of tax deferral; and (2) the Portfolio might incur additional taxes. In addition, if the Portfolio failed to qualify as a regulated investment company, or if the Portfolio failed to comply with the diversification requirements of Section 817(h) of the Code, owners of Contracts based on the Portfolio would be taxed on the investment earnings under their Contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by Investment Services and it is intended that the Portfolio will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under the Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from that Investment Services might otherwise believe to be desirable.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisers. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change.


                                                  SHARES OF STOCK

      Each issued and outstanding share of the Portfolio is entitled to participate equally in dividends and distributions declared for the Portfolio's stock and, upon liquidation or dissolution, in the Portfolio's net assets remaining after satisfaction of outstanding liabilities. The shares of the Portfolio, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

       As the designated successor to Separate Account Fund C, the Fund will receive the assets of Separate Account Fund C. In exchange, the Fund will provide Separate Account C with shares in the Growth Portfolio.


      Under normal circumstances, subject to the reservation of rights explained below, the Fund will redeem shares of the Portfolio in cash within 7 days. However, the right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

      Under Maryland law, the Fund is not required to hold annual shareholder meetings and does not intend to do so.


                                                     - 15 -
                                                       -15-

                                                 CUSTODY OF ASSETS

      Pursuant to a custody agreement with the Fund, State Street Bank and Trust Company ("State Street") will hold the cash and portfolio securities of the Fund as custodian.

      State Street is responsible for holding all securities and cash of the Portfolio, receiving and paying for securities purchased, delivering against payment securities sold, and receiving and collecting income from investments, making all payments covering expenses of the Fund, all as directed by persons authorized by the Fund. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Portfolio or the Fund. Portfolio securities of the Portfolio purchased domestically are maintained in the custody of State Street and may be entered into the Federal Reserve, Depository Trust Fund, or Participant's Trust Fund book entry systems.

                                              DIRECTORS AND OFFICERS

      The Directors and officers of the Fund are listed below together with their respective positions with the Fund and a brief statement of their principal occupations during the past five years.

                               Positions and Offices
Name, Age and Address**            with the Fund                 Principal Occupation During the Past Five Years
------------------------------------------------                 -----------------------------------------------

Donald E. Cantlay (74)         Board of Directors             Director, Managing General Partner of Cee 'n' Tee Company;
                                                              Director of California Trucking Association and Western
                                                              Highway Institute; Director of FPA Capital Fund and FPA New
                                                              Income Fund.

Richard N. Latzer (59)*        Board of Directors             President, Chief Executive Officer and Director of Transamerica
                                                              Investment Services, Inc.;  Director, Senior Vice President and
                                                              Chief Investment Officer of Transamerica Corporation.

DeWayne W. Moore (82)          Board of Directors             Retired Senior Vice President, Chief Financial Officer and
                                                              Director of Guy F. Atkinson Company of California; Director of
                                                              FPA Capital Fund and FPA New Income Fund.

Gary U. Rolle (54)*            Chairman, Board of             Director, Transamerica  Investors, Inc.; Director,
Directors                      Executive Vice President and Chief Investment Officer of Transamerica Investment Services, Inc.;
                               Director and Chief Investment Officer of Transamerica Occidental Life Insurance Company.

Peter J. Sodini (55)           Board of Directors             Associate, Freeman Spogli & Co. (a private Investor); President and Chief Executive Officer, Purity Supreme, Inc. (a
                                                              supermarket). President and Chief Executive Officer, Quality
                                                              Foods International (supermarkets); Director Pamida Holdings
                                                              Corp. (a  retail merchandiser) and Buttrey Food and Drug Co. (a supermarket).

Barbara A. Kelley (42)         President                      President, Chief Operating Officer and Director of Transamerica
                                                              Financial Resources, Inc. and President and Director of
                                                              Transamerica Securities Sales Corporation, Transamerica
                                                              Advisors, Inc., Transamerica Product, Inc., Transamerica Product,
                                                              Inc. I, Transamerica Product, Inc. II, Transamerica Product, Inc.
                                                              IV, and Transamerica Leasing Ventures, Inc.

***Matt Coben (35)             Vice President                 Broker/Dealer Channel of Transamerica Life Insurance and
                                                              Annuity Company and prior to 1994 Vice President and National
                                                              Sales Manager of the Dreyfus Service Organization


Sally S. Yamada (45)           Treasurer and                  Vice President and Treasurer of Transamerica

                                                     - 16 -
                                                       -16-




                               Assistant Secretary            Occidental Life Insurance Company and Treasurer of
                                                              Transamerica Life Insurance and Annuity Company.

Thomas M. Adams (60)           Secretary                      Partner in the law firm of Lanning & Adams.


         * These members of the Board are or may be interested persons as defined by Section 2(a) (19) of the 1940 Act. ** The mailing address of each Board member and officers is 1150 South Olive, Los Angeles, California 90015. *** The mailing address of this Baord member is 101 North Tryon Street, Suite 1070, Charlotte North Carolina 28246.

         The principal occupations listed above apply for the last five years. In some instances, occupation listed above is the current position. Prior positions with the same company or affiliate are not indicated.

         Each of the officers and members of the Board of the Fund holds the same position with Transamerica Occidental's Separate Account Fund B. The members of the Board of Directors are also members of the Board of Directors of Transamerica Income Shares , Inc., a closed-end management company advised by Transamerica Investment Services, Inc. Mr. Rolle is a director of Transamerica Investors, Inc.



                                                     - 17 -
                                                       -17-

Compensation

         The following table shows the compensation expected to be paid during the current fiscal year to all directors of the Fund by Transamerica pursuant to its investment advisory agreement with the Fund.


       Name of Person                 Aggregate                Total Pension or             Compensation
                                    Compensation             Retirement Benefits           From Registrant
                                      From Fund               Accrued As Part of              and Fund
                                                                Fund Expenses              Complex Paid to
                                                                                              Directors

     Donald E. Cantlay                 $1,000                        -0-                       $6,000

     Richard N. Latzer                   -0-                         -0-                         -0-

      DeWayne W. Moore                 $1,000                        -0-                       $6,250

       Gary U. Rolle                     -0-                         -0-                         -0-

      Peter J. Sodini                  $1,000                        -0-                       $6,250

--------------------------------


* None of the members of the Board of Directors currently receives any pension or retirement benefits from Transamerica due to services rendered to the Fund and thus will not receive any benefits upon retirement from the Fund.


                                                 LEGAL PROCEEDINGS

         There is no pending material legal proceeding affecting the Fund. Transamerica is involved in various kinds of routine litigation which, in management's judgment, are not of material importance to Transamerica's assets.


                                                 OTHER INFORMATION

Legal Counsel

         Sutherland,   Asbill  &  Brennan,   1275  Pennsylvania   Avenue,  N.W.,
Washington, D.C. 20004-2404, has provided advice to the Fund with respect to certain matters relating to federal securities laws.

                                                     - 18 -
                                                       -18-

Other Information

         The Prospectus and this Statement do not contain all the information included in the registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this Statement pursuant to the rules and regulations of the SEC. The registration statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or in this Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this Statement form parts, each such statement being qualified in all respects by such reference.

Financial Statements

          This Statement of Additional Information does not contain audited or unaudited financial statements for the Portfolio because as of the date of this Statement the Portfolio has not yet commenced operations, has no assets or liabilities, has incurred no expenses and has received no income. It is anticipated that Ernst & Young LLP, 515 South Flower Street, Los Angeles, California 90071, will act as the Portfolio's independent certified public accountants.




                                                     - 19 -
                                                       -19-

                                                    APPENDIX A

                                      DESCRIPTION OF CORPORATE BOND RATINGS1

A.  Moody's Investors Service, Inc.

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered a medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or maybe characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

--------
1The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") at the date of this Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligations to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year end.

                                                     - 20 -
                                                       -20-

         B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest principal or
interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

         1.       An application for rating was not received or accepted.
         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.
         3. There is a lack of essential data pertaining to the issue or issuer.
         4. The issue was privately placed, in which case the rating is not published in
                  Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A and Baa groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.


B.       Standard & Poor's Corporation's

         AAA: Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.


                                                     - 21 -
                                                       -21-

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

         BB--B--CCC--CC--C: Bonds rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Unrated: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Portfolio is dependent on Investment Services' judgment, analysis and experience in the evaluation of such bonds.


                                                     - 22 -